UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

COHU, INC.
(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Notice of Annual Meeting and Proxy Statement
2026

Testing the World's Most Demanding Semiconductors

Cohu

This page is intentionally left blank.

April [*], 2026

Dear Cohu Stockholders,

We cordially invite you to attend the Cohu, Inc. 2026 Annual Meeting of Stockholders (the “Meeting” or “annual meeting”). The Meeting will be held on Friday, May 15, 2026, at 1:00 p.m. Pacific Time. The Meeting will be a completely ‘‘virtual meeting’’ of stockholders. You will be able to attend the Meeting as well as vote and submit your questions during the live webcast of the Meeting by visiting http://www.virtualshareholdermeeting.com/COHU2026 and entering the 16-digit control number included in our notice of Internet availability of the proxy materials, on your proxy card or in the instructions that accompanied your proxy materials.

At this year’s Meeting, stockholders will be asked to elect the three (3) Class 1 nominees named in the attached proxy statement as directors each for a three-year term; to cast an advisory vote to approve our named executive officer compensation, or “Say-on-Pay;” to approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock; to approve the Cohu, Inc. 2026 Equity Incentive Plan (the “2026 Plan”); to approve the Amended and Restated Cohu, Inc. 1997 Employee Stock Purchase Plan (the “Amended and Restated 1997 ESPP”); and to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2026. The Board of Directors unanimously recommends that you vote in favor of each director nominee, and for each of the other proposals.

Please refer to the proxy statement for detailed information about the Meeting, each director nominee, and each of the proposals, as well as voting instructions. Your vote is important, and we strongly urge you to cast your vote as soon as possible by internet, telephone, or mail, even if you plan to attend the Meeting.

Sincerely yours,

Emily R. Lough

Secretary

Notice of 2026 Annual Meeting of Stockholders

17087 Via Del Campo San Diego, CA 92127 | Telephone: +1-858-848-8000

Category	Details
Date and Time	Friday, May 15, 2026, 1:00 p.m. Pacific Time
Place	Meeting will be held virtually
Record Date	Only stockholders of record at the close of business on March 23, 2026, the “Record Date,” are entitled to notice of, and to vote at, the annual meeting

Proxy and Annual Report Materials

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 15, 2026

Our notice of 2026 Annual Meeting of Stockholders, proxy statement, and annual report to stockholders are available at http://materials.proxyvote.com/192576 and on Cohu’s website at www.cohu.com.

Elect Electronic Delivery

Save Time, Money & Trees

As part of our efforts to be an environmentally responsible corporate citizen, we encourage Cohu stockholders to voluntarily elect to receive future proxy and annual report materials electronically.

•     If you are a registered stockholder, please visit www.proxyvote.com for instructions.

•     If you are a stockholder who owns stock through a broker or brokerage account, please opt for e‑delivery at www.proxyvote.com or by contacting your nominee.

Date of Distribution

This notice, the notice of internet availability of proxy materials, proxy statement and proxy card are first being made available and/or mailed to our stockholders on or about April [*], 2026.

#	Proposal	Our Board’s Recommendation
1	Election of three (3) Class 1 directors, for a term of three years each	√ FOR each Director Nominee
2	Advisory vote to approve our Named Executive Officer compensation, or “Say-on-Pay”	√ FOR
3	Approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 90,000,000 to 150,000,000 shares	√ FOR
4	Approve the Cohu, Inc. 2026 Equity Incentive Plan	√ FOR
5	Approve the Amended and Restated Cohu, Inc. 1997 Employee Stock Purchase Plan	√ FOR
6	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2026	√ FOR
Transaction of other business as may properly come before the annual meeting (including any adjournment or postponement thereof)

Voting

Please vote as soon as possible, even if you plan to attend the annual meeting, on all of the voting matters. You have three options for submitting your vote before the annual meeting:

By internet	By phone	By mail

The proxy statement and the accompanying proxy card provide detailed voting instructions.

IT IS IMPORTANT THAT YOU VOTE to play a part in the future of the Company. Please carefully review the proxy materials for the 2026 Annual Meeting of Stockholders.

By Order of the Board of Directors,

Emily R. Lough

Secretary

Proxy Statement for 2026 Annual Meeting of Stockholders

Proxy Statement Summary	Page 1
About Cohu
Fiscal Year 2025 Financial Highlights
Proposals and Voting Recommendations
Summary Information Regarding our Directors
Director Key Requirements, Skills and Experience Highlights
Director Demographic Highlights
Corporate Governance Highlights
Executive Compensation Highlights
Sustainability Highlights
Stock Ownership	Page 11
Security Ownership of Certain Beneficial Owners and Management
Delinquent Section 16(a) Reports
Governance Matters	Page 12
Corporate Governance
Board of Directors and Committees
Director Independence
Board Structure and Committee Composition
Audit Committee
Compensation Committee
Nominating and Governance Committee
Board Leadership Structure
Risk Oversight
Stockholder Nominees
Director Qualifications
Identifying and Evaluating Nominees for Directors
Executive Sessions
Communications with the Board
Compensation of Directors
Compensation Matters	Page 20
Executive Compensation and Other Information
Compensation Discussion and Analysis
Executive Summary
Compensation Philosophy
Compensation-Setting Process
Compensation Elements
Post-Employment Compensation
Other Compensation Policies
Tax and Accounting Considerations
Compensation Committee Report
Executive Compensation Tables
Pay Versus Performance
CEO Pay Ratio
Equity Compensation Awards and Plan Information
Potential Payments Upon Termination or Change in Control
Audit Matters	Page 51
Audit Committee Report
Principal Accounting Fees and Services
Certain Relationships and Related Party Transactions
Voting Proposals	Page 55
Proposal No. 1: Election of Directors
Proposal No. 2: Advisory vote to approve Named Executive Officer Compensation
Proposal No. 3: Approve an amendment to our Amended and Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock
Proposal No. 4: Approve Cohu Inc.’s 2026 Equity Incentive Plan
Proposal No. 5: Approve the Amended and Restated Cohu Inc.’s 1997 Employee Stock Purchase Plan
Proposal No. 6: Ratification of Independent Registered Public Accounting Firm
Voting and Meeting Information	Page 77
General Information
Appendices	Page 81

To assist you in reviewing the proposals to be acted upon at the annual meeting, we call your attention to the following summarized information about Cohu, the proposals and voting recommendations, our directors, highlights of the directors’ key qualifications, skills and experiences, board composition, corporate governance, executive compensation, and corporate sustainability matters. For more information about these topics, please review the complete proxy statement before voting. We also encourage you to read our latest annual report on Form 10-K, which is available at www.cohu.com and our latest corporate sustainability report, which is available at https://www.cohu.com/company-corporate-sustainability. The content of any website or report referred to in this proxy statement is not a part of nor incorporated by reference in this proxy statement unless expressly noted.

We use the terms “Cohu,” the “Company,” “we,” “our,” and “us” in this proxy statement to refer to Cohu, Inc., a Delaware corporation. We also use the term “Board” to refer to the Company’s Board of Directors.

This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statements that are not statements of historical fact, including statements regarding our sustainability plans and goals. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the expectations expressed, including the risks and uncertainties described in our filings with the U.S. Securities and Exchange Commission (“SEC”), and specifically the Risk Factors described in our annual report on Form 10-K and our other filings with the SEC. You should not place undue reliance on forward-looking statements. We undertake no obligation to update any forward-looking statements.

About Cohu

Cohu is a global supplier delivering test, automation, inspection & metrology products, software analytics solutions and services to the semiconductor industry. Our differentiated and broad product portfolio enables optimized yield and productivity, accelerating customers’ manufacturing time-to-market.

Test Automation	Inspection & Metrology	Semiconductor Testers	Interface Solutions	Software Analytics

Cohu at a Glance

1947 Founded	San Diego, CA Headquarters	2,800+ Employees (Worldwide)	25,000+ Equipment Installed Base	20% R&D % of Sales(1)

Global Supplier of Equipment and Services in $3 billion(2)

Semiconductor Equipment Markets

Cohu, Inc. Headquarters, San Diego, California

(1) For fiscal year 2025.

(2) Estimated Cohu Serviceable Addressable Market (SAM), based on 2025 company estimates.

Fiscal Year 2025 Financial Highlights

Sales of $453.0 million grew 13% year-over-year

Full year 2025 gross margin of 42.7%; non-GAAP gross margin of 43.3%

$453.0M Revenue $484.0M Cash & Investments(1)	$(1.59) GAAP Loss per Diluted Share (EPS)	42.7% GAAP Gross Margin

5% 9-year sales growth CAGR	$(0.22) Non-GAAP EPS(2)	43.3% Non-GAAP Gross Margin(2)

(1) As of December 27, 2025

(2) See Appendix A for GAAP to non-GAAP reconciliations

Proposals and Voting Recommendations

Voting Matters	Board Vote Recommendation
Proposal No. 1: Election of Three Class 1 Directors	√ FOR each Nominee
Proposal No. 2: Advisory vote to approve our Named Executive Officer Compensation, or “Say-on-Pay”	√ FOR
Proposal No. 3: Approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 90,000,000 to 150,000,000 shares	√ FOR
Proposal No. 4: Approve the Cohu, Inc., 2026 Equity Incentive Plan	√ FOR
Proposal No. 5: Approve the Amended and Restated Cohu, Inc., 1997 Employee Stock Purchase Plan	√ FOR
Proposal No. 6: Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for Fiscal Year 2026	√ FOR
Transaction of other business as may properly come before the annual meeting (including any adjournment or postponement thereof)

Summary Information Regarding Our Directors

You are being asked to vote on the election of three (3) Class 1 director nominees. The following table provides summary information about each nominee as well as the remaining directors that are not standing for election at the 2026 annual meeting.

More detailed biographical information is contained in the “Proposal No. 1: Election of Directors” section below.

Name	Age	Since	Independent(1)	Class and When Term Expires	AC	CC	NGC	Other Current Public Boards
William E. Bendush	77	2011	Yes	1 -- 2026	C+		M
Karen M. Rapp	58	2024	Yes	1 -- 2026	M+			Microchip Technology Incorporated, Plexus Corp.
Nina L. Richardson	67	2019	Yes	1 -- 2026		M		Resideo Technologies, Inc., Silicon Laboratories Inc.
Other Directors Not Standing for Election in 2026
Steven J. Bilodeau	67	2009	Yes	3 -- 2028		C	M
Andrew M. Caggia	77	2014	Yes	2 -- 2027			C
James A. Donahue	77	1999	No	3 -- 2028
Yon Y. Jorden	71	2021	Yes	2 -- 2027	M+		M	Alignment Healthcare, Inc.
Andreas W. Mattes	64	2022	Yes	3 -- 2028		M		ams-OSRAM AG, AT&S AG
Luis A. Müller	56	2014	No	2 -- 2027				Ralliant, Inc.

(1)	Independence is determined annually by the board of directors in accordance with the Company’s corporate governance guidelines and Nasdaq rules.

AC - Audit Committee	C - Chair
CC - Compensation Committee	M - Member
NGC - Nominating and Governance Committee	+ - Also qualifies as an audit committee financial expert (as determined based on SEC rules)

Director Key Requirements, Skills and Experience Highlights

The following matrix provides information regarding the members of our Board, including certain types of knowledge, skills, experiences and attributes possessed by one or more of our directors which our Board believes are relevant to our business.

The matrix does not encompass all of the knowledge, skills, experiences or attributes of our directors, and the fact that a particular knowledge, skill, experience or attribute is not listed does not mean that a director does not possess it. In addition, the absence of a particular knowledge, skill, experience or attribute with respect to any of our directors does not mean the director in question is unable to contribute to the decision-making process in that area. The type and degree of knowledge, skill and experience listed below may vary among the members of the Board.

Key Qualifications, Skills and Experiences of our Directors	Bendush	Bilodeau	Caggia	Donahue	Jorden	Mattes	Müller	Rapp	Richardson
Industry Knowledge – Knowledge of and experience with our semiconductor equipment and broader semiconductor markets	√	√	√	√	√	√	√	√	√
Public Company Board Experience – Experience as current or former member of other public company boards in technology industries; experience with board governance requirements and practices	√	√	√	√	√	√	√	√	√

Leadership Experience – Experience as a current or former chief executive officer (“CEO”), president, chief financial officer (“CFO”), chief operating officer and/or general manager of a significant business

	√	√	√	√	√	√	√	√	√
Customer/Deep Technology Knowledge – Deep knowledge and understanding of semiconductor equipment technologies, including an understanding of our customers’ markets and needs		√		√		√	√	√
Global Business Experience – Experience as a current or former business executive of a business with significant global operations and customer base	√	√	√	√	√	√	√	√	√

Finance and Accounting – Experience as current or former public company executive directly responsible for accounting operations and financial reporting with a level of complexity comparable to the Company

	√	√	√	√	√	√	√	√
Operations – Experience as a current or former senior executive in operational roles, with complex global operations and supply chain		√		√		√	√	√	√

Human Capital Management Experience – Experience serving as a member of the compensation committee of a public company, head of human resources, or as direct manager of the head of human resources, or other experience in setting HCM policies in large organizations, including recruiting, retention, compensation, organizational planning and leadership development

	√	√		√	√	√	√	√	√
Mergers and Acquisitions (“M&A”) Experience – M&A and integration experience (including buy- and sell-side) as a public company officer	√	√	√	√	√	√	√	√	√

Risk Management Experience – Experience serving as a member of the audit committee of a public company, or directly overseeing enterprise risk management or business continuity planning in a large organization, or other experience in managing risk at the enterprise level or in a senior compliance or regulatory role

	√	√	√	√	√	√	√	√	√

Additional Qualifications and Information
Tenure on Cohu Board (years)(1)	15	17	12	27	5	4	12	2	7
Other Current Public Company Boards(2)					1	1	1	2	2

(1)	Measured as of 2026 annual meeting.
(2)	As of April [*], 2026.

Corporate Governance Highlights

Board and Other Governance Information	As of April [*], 2026
Size of Board	9
Number of Independent Directors	7
Number of Directors Who Attended ≥ 75% of Meetings	9
Limitations on Other Public Board and Committee Memberships	Yes
Hedging and Pledging Prohibited	Yes
Voting Standard of Election of Directors	Majority
Plurality Voting Carveout for Contested Elections	Yes
Separate Chair and CEO	Yes
Lead Independent Director	Yes
Independent Directors Meet Without Management Present	Yes
Annual Board and Committee Self-Evaluations	Yes
Annual Independent Director Evaluation of CEO	Yes
Risk Oversight by Full Board and Committees	Yes
Significant Board Engagement - 26 Board and Committee meetings held in 2025	Yes
Code of Ethics Applicable to Directors	Yes
Stockholder Engagement Program - Conducted 186 investor and prospective investor meetings in 2025	Yes
Poison Pill	No
Board Oversight of Sustainability	Yes
Publication of Annual Sustainability Report on Our Website	Yes
Board Oversight of Cybersecurity Risks	Yes

Shareholder Outreach

The Company regularly engages with its shareholders primarily covering topics such as financial performance, strategy, and market assessment. Our shareholder engagements take place in a combination of forms, including investor conferences, dedicated in-person or virtual meetings and phone calls. Cohu management routinely reports to the Board and specific Board committees on the substance and nature of its shareholder discussions.

In addition to business outlook discussions, topics such as compensation matters, human capital management, corporate governance and other sustainability matters are addressed during shareholder engagements. Moreover, there are on-going efforts by the Nominating and Governance Committee to consider the appropriate mix of skills, competencies, backgrounds and perspectives on the Board.

In 2025, 186 one-on-one meetings were held with shareholders and prospective shareholders, including 20 of the Company’s top 25 largest shareholders.

Executive Compensation Highlights

What We Do

Pay for Performance - Our executive compensation program is designed to pay for performance with 100% of the annual Short-Term Incentive (“STI”) program tied to Company financial, strategic and operational performance metrics, and 60% of the Long-Term Incentive (“LTI”) program tied to relative total stockholder return (“TSR”) performance.

Balance of Annual and Long-Term Incentives - Our incentive compensation programs provide a balance of annual and long-term incentives.

Different Performance Metrics for Annual and Long-Term Incentive Programs - Our annual and long-term incentive compensation programs use different performance metrics.

Absolute and Relative Performance Metrics - Our annual and long-term incentive compensation programs for executive officers include the use of absolute and relative performance metrics.

Three-Year Performance Period for Our Long-Term Incentive Program - Our current long-term incentive compensation program is designed to pay for performance over a period of three years.

Compensation Recoupment/Clawback Policy - We have a policy pursuant to which incentive compensation erroneously awarded to our executive officers is subject to recoupment under certain circumstances if our financial results are restated.

Stock Ownership Guidelines - We have stock ownership guidelines for each of our executive officers and each has met their individual ownership level under the current program or has a period of time remaining under the guidelines to do so.

Independent Compensation Advisor - The Compensation Committee benefits from its utilization of an independent compensation advisor, retained directly by the committee, that provides no other services to the Company.

Say-on-Pay - We annually seek a non-binding advisory stockholder vote to approve our named executive officer compensation.

Stockholder Engagement - We engage with stockholders regularly and stockholder advisory firms on an as needed basis to obtain feedback concerning our business.

What We Don’t Do

“Single-Trigger” Change in Control Provisions - Our executive change in control policy does not have “single-trigger” provisions related to any non-equity payments or benefits.

Minimum Amounts - Amounts under the annual and long-term incentive compensation programs have no guaranteed minimum and can effectively be “zero” for any performance period for unsatisfactory results.

Option Repricing Prohibited - Our stock incentive plans prohibit option repricing without stockholder approval.

Hedging and Pledging Prohibited - We prohibit our employees, including our executive officers and directors, from hedging or pledging any Company securities.

Defined Benefit Pension Plans - We do not currently offer, nor do we have plans to provide, defined benefit pension arrangements for our executive officers.

Perquisites - We provide minimal perquisites and other personal benefits to our executive officers.

Tax Reimbursements - We do not provide any tax reimbursement or “gross-up” payments on any severance or change in control payments (including for any Section 280G excise taxes), perquisites or other personal benefits, other than immaterial COBRA reimbursements, standard relocation benefits, and tax equalization agreements related to expatriate assignments.

Sustainability Highlights

Cohu is focused on making a positive contribution to society by creating products that improve productivity as well as enable healthier lifestyles, greater longevity and a more habitable planet.

We strive to operate worldwide in a safe, responsible manner that respects the environment and protects the health and safety of our employees, our customers and the communities where we operate. We also endeavor to conduct our business operations in a manner that preserves the environment, which includes minimizing waste, conserving energy and preventing pollution. We believe an important aspect of our mission is to design products for a positive impact on society where our customers use our test and measurement products to reduce waste and to improve yield and the efficiency of the semiconductor process. Our actions go beyond regulatory compliance and ISO certifications, and some of our 2025 environmental, health and safety highlights include:

•	Reduced global Scope 1 and 2 emissions(1) by 51% versus our 2024 baseline.
•	Expanded renewable electricity usage from 26% to 63%(2), the largest one-year increase in our history.
•	Converted our Singapore and Laguna, Philippines facilities to 100% renewable electricity.
•	Decreased global energy consumption by 4% year-over-year.
•

Achieved significant facility-level electricity reductions, including Milpitas, CA (-32%), St. Paul, MN (-16%), Poway, CA (-15%), Singapore (-15%), Norwood, MA (-14%), and La Chaux-de-Fonds, Switzerland (-11%).

•	Reduced total water usage by 4% through operational and office-space efficiency measures.
•	Improved waste performance, reducing non-hazardous waste by 14% and increasing hazardous waste recycling from 83% to 91%.

•	Established near-term emissions reduction targets through SBTi(3) including a 46.2% reduction in Scope 1 and 2 emissions and a 27.5% reduction in Scope 3 emissions by 2031
•	Enhanced ESG transparency, publishing Scope 3 emissions for the first time, improving CDP(4) Climate score to a B, and expanding site-level disclosures.
•	Increased cumulative training hours by 41% to 58,600 hours globally and invested $457,000 in employee training, seminars, and educational assistance
•

In support of increasing employee engagement, we conducted a follow‑up Employee Engagement Pulse survey and reinforced our global emphasis on career development by enhancing Learning Communities, expanding High‑Potential and High‑Professional programs, and increasing participation in the Emerging Leader Program to advance individual development and internal career growth at Cohu.

•	Continued our excellent employee safety record, with a 2025 global recordable incident rate of 0.438 per 100 employees, which is 51% lower than our industry benchmark(5).
•

Maintained a ‘Low’ corporate RBA(6) Risk Rating. Our Melaka, Malaysia facility achieved “Silver” status in its independent RBA assessment, receiving no findings and earning 193.8 out of 200 possible points.

•	Reduced voluntary turnover across Asia and Europe and maintained a strong safety performance.
•	Recognized in Newsweek’s “America’s Greenest Companies 2026” and improved our ranking compared with the prior year.

Energy and Waste Management

2025

Use of Renewable Energy 63% (2) of Total	Scope 1/2 Emissions 3,410 Metric Tons CO2

Total Waste Recycled 591,000 Kg	Hazardous Waste All Disposed of in Accordance With Local Laws and Regulations – 91% Recycled	Hazardous Waste No Spills

(1)	CScope 2 emissions calculated based on market-based emission factors.
(2)	Represents percentage of grid electricity derived from renewable sources.
(3)	See https://sciencebasedtargets.org
(4)	CDP, formerly the Carbon Disclosure Project, is a third-party global disclosure system for environmental reporting
(5)

Latest published Industry benchmark of 0.9 (recordable incidents per 100 employees, per year) is based on 2025 U.S. Bureau of Labor Statistics Injury, Illness and Fatality statistics for our industry (NAICS Code 334515).

(6)	Responsible Business Alliance, the industry coalition dedicated to responsible business conduct in global supply chains.

Sustainability Strategies

Business and Governance

Corporate responsibility is an integral part of our business strategy and operating philosophy. A firm commitment to ethical behavior is embedded in our business processes and practices. During 2025, we had:

•   No bribery/corruption claims, including no legal proceedings or monetary losses related to bribery/corruption claims

•   No anti-competitive behavior claims, including no legal proceedings or monetary losses related to anti-competitive behavior claims

•   No legal and regulatory fines, settlements, or enforcement actions associated with false, deceptive, or unfair marketing, labeling and advertising

•   No direct monetary contribution to political campaigns or lobbying

Responsible Supply Chain

Cohu operates a responsible minerals sourcing program, developed to ensure our conformance to the SEC Conflict Minerals rule. A de minimis portion of Cohu’s manufacturing processes utilize critical materials such as Cobalt, Palladium and Rhodium. In such cases, usage is monitored, and buffer stock is maintained. Cohu also utilizes multiple suppliers and maintains second sources where possible.

2025 Energy and Waste Management

•     63% of grid electrical energy usage was derived from renewable energy sources

•     Scope 1/2 Emissions were 3,410 Metric Tons CO2-e

•     Total waste recycled was 591,000 Kg

•     All hazardous waste disposed of in accordance with local laws and regulations – 91% recycled

•     No hazardous waste spills

•     Converted our Singapore and Laguna, Philippines manufacturing facilities to use 100% renewable electricity

•     Total water usage decreased by 4% year-over-year, primarily driven by the completion of the transfer of our test handler production equipment at our Laguna, Philippines facility

•     Initiated construction of a solar carpark installation at our largest manufacturing site in Melaka, Malaysia, representing a capital investment of $701K. Once completed in March 2026, the system is designed to generate 1.14 million kWh per year, supplying more than 25% of the facilities’ total electricity demand.

•     Achieved significant facility-level electricity reductions, including Milpitas, CA (-32%), St. Paul, MN (-16%), Poway, CA (-15%), Singapore (-15%), Norwood, MA (-14%), and La Chaux-de-Fonds, Switzerland (-11%).

•     ISO 14001-certitied at our facility in Kolbermoor, Germany.

•     Through continued use of our assisted reality customer support system, used for remote technical support and training, we avoided 387,000 km in employee travel

Energy Renewable and Energy Efficient Products

Nine of our key customers provide semiconductor solutions to manage and reduce power consumption and enable solar and wind power generation. We are enabling these important technologies including power management devices, controllers, inverters, sensors, motor drivers and gate drivers.

Stock Ownership

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of Cohu’s common stock as of March 16, 2026, by (i) each stockholder who has reported or is known by Cohu to have beneficial ownership of more than 5% of our common stock; (ii) each director of Cohu; (iii) each NEO included in the “2025 Summary Compensation Table”; and (iv) all directors and executive officers as a group. Unless otherwise noted below, the address of each person listed on the table is c/o Cohu, Inc., 17087 Via Del Campo San Diego, CA 92127-1711. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of March 16, 2026, pursuant to the exercise of options or the vesting of restricted stock units, performance stock units and deferred stock units to be outstanding for the purpose of computing the percentage ownership of such individual or group, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 46,985,679 shares of common stock outstanding on March 16, 2026.

Name and address of beneficial owner	Beneficially owned common stock	Common stock equivalents(1)	Total	Percent of class(2)
BlackRock, Inc. (3)	6,848,670	-	6,848,670	14.58%
55 East 52nd Street, New York, NY 10055
The Vanguard Group (4)	4,165,622	-	4,165,622	8.87%
100 Vanguard Blvd. Malvern, PA 19355
Victory Capital Management Inc. (5)	2,941,074	-	2,941,074	6.26%
4900 Tiedeman Rd. 4th Floor Brooklyn, OH 44144
Thrivent Financial for Lutherans (6)	2,615,235	-	2,615,235	5.57%
901 Marquette Avenue, Suite 2500 Minneapolis, MN 55402
William E. Bendush	32,280	10,257	42,537	*
Steven J. Bilodeau (7)	48,694	10,257	58,951	*
Christopher G. Bohrson	66,637	-	66,637	*
Andrew M. Caggia (8)	65,307	10,257	75,564	*
James A. Donahue	385,413	10,257	395,670	*
Klaus Ilgenfritz	19,079	-	19,079	*
Yon Y. Jorden	21,391	10,257	31,648	*
Jeffrey D. Jones	203,590	-	203,590	*
Andreas W. Mattes	11,979	10,257	22,236	*
Luis A. Müller	464,672	-	464,672	*
Karen M. Rapp	5,053	10,391	15,444	*
Nina L. Richardson (9)	28,313	10,257	38,570	*
All directors and executive officers
as a group (12 persons)	1,352,408	82,190	1,434,598	3.05%

* Less than 1%

(1)

Shares issuable upon exercise of stock options and restricted stock units and performance stock units held by directors and executive officers that were exercisable or will otherwise vest on or within 60 days of March 16, 2026. For employees, restricted stock units and performance stock units issue for a net number of shares to satisfy payment of the statutory tax withholding requirements to be paid by us on behalf of such employees and, as a result, the actual number of shares received after taxes will be fewer.

(2)

Computed on the basis of 46,903,489 shares of Cohu common stock outstanding as of March 16, 2026, plus, with respect to each person holding options and restricted stock units and performance stock units that were exercisable or will otherwise vest on or within 60 days of March 16, 2026, the number of shares of Cohu common stock issuable upon exercise or vesting thereof.

(3)

According to the Schedule 13G/A filed with the SEC on July 17, 2025, BlackRock, Inc. reported that its affiliated companies collectively had sole voting power with respect to 6,736,457 shares and sole dispositive power with respect to 6,848,670 shares, and no shared voting or shared dispositive power with respect to these shares.

(4)

According to Schedule 13G/A filed with the Securities SEC on February 13, 2024, The Vanguard Group reported that it had sole dispositive power with respect to 4,091,933 shares, no sole voting power, and shared voting and dispositive power with respect to 31,175 and 73,689 shares, respectively.

(5)

According to the Schedule 13G/A filed with the SEC on October 30, 2025, Victory Capital Management Inc. reported that it had sole voting power with respect to 2,918,849 shares, sole dispositive power with respect to 2,941,074 shares, and no shared voting or shared dispositive power with respect to these shares.

(6)

According to Schedule 13G filed with the Securities SEC on February 10, 2025, Thrivent Financial for Lutherans reported that it had sole dispositive and voting power with respect to 12,654 shares, and shared voting and dispositive power with respect to 2,602,581 shares.

(7)	Beneficially owned common stock includes 27,403 deferred stock unit awards issued pursuant to the 2005 Plan.
(8)	Beneficially owned common stock includes 49,911 deferred stock unit awards issued pursuant to the 2005 Plan.
(9)	Beneficially owned common stock includes 11,992 deferred stock unit awards issued pursuant to the 2005 Plan.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC reports of ownership of our securities and changes in reported ownership. Based on a review of reports filed with the SEC, or written representations from reporting persons that all reportable transaction were reported, we believe that during the fiscal year ended December 27, 2025, our officers, directors and greater than ten percent owners timely filed all reports they were required to file under Section 16(a), other than one late Form 4 filing for Klaus Ilgenfritz due to administrative delay in obtaining EDGAR codes for his first filings following appointment as an executive officer.

Governance Matters

Corporate Governance

Cohu has adopted Corporate Governance Guidelines (the “Guidelines”) that outline, among other matters, the role and functions of the Board, the responsibilities of various Board committees, selection of new directors and director independence. The Guidelines are available, along with other important corporate governance materials, on our website at https://cohu.gcs-web.com/corporate-governance/documents-charters. As the operation of the Board is a dynamic process, the Board regularly reviews new or changing legal and regulatory requirements, evolving best practices and other developments, and the Board may modify the Guidelines, as appropriate, from time to time.

Code of Business Conduct and Ethics

Cohu has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”). The Code of Conduct applies to all of Cohu’s directors and employees including its principal executive officer, principal financial officer and principal accounting officer. The Code of Conduct, among other things, is designed to promote: honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; full, fair, accurate, timely and understandable disclosure in reports and documents that Cohu files with, or submits to, the SEC and in other public communications made by Cohu; compliance with applicable governmental laws, rules and regulations; the prompt internal reporting of violations of the Code of Conduct to an appropriate person or persons identified in the Code of Conduct; and accountability for adherence to the Code of Conduct.

The Code of Conduct is available at https://cohu.gcs-web.com/corporate-governance/documents-charters. We intend to make all required disclosures concerning any amendments to, or waivers from, our Code of Conduct on our website within four business days.

Insider Trading Policy

We have adopted an Insider Trading Policy governing transactions in our securities by our directors, officers and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations and Nasdaq listing standards. A copy of the Insider Trading Policy is filed as Exhibit 19 to our Annual Report on Form 10-K for the year ended December 27, 2025.

Board of Directors and Committees

Director Independence

Cohu has adopted standards for director independence pursuant to Nasdaq listing standards and SEC rules, and previously adopted more restrictive guidelines (than set forth by Nasdaq) on the independence of former employee directors and the amounts of compensation for professional services that can be accepted. An “independent director” means a person other than an officer or employee of Cohu or its subsidiaries, or any other individual having a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Board has considered relationships, transactions and/or arrangements with each of the directors and has determined that seven (7) of its nine (9) directors (78% of the Board), namely, Mses. Jorden, Rapp and Richardson and Messrs. Bendush, Bilodeau, Caggia and Mattes, are independent directors in accordance with Nasdaq listing standards and SEC rules. In addition, the Board has also considered and determined that:

•	All directors who serve on the Audit, Compensation and Nominating and Governance committees are independent under applicable Nasdaq listing standards and SEC rules.
•	All members of the Audit and Compensation Committees meet the additional independence requirements as required by Nasdaq listing standards and SEC rules.
•	All members of the Audit Committee, currently Mses. Jorden and Rapp and Mr. Bendush qualify as an “audit committee financial expert” under SEC guidelines.

Board Structure and Committee Composition

As of the date of this proxy statement, our Board has nine (9) directors. Our Board has three standing committees: (1) Audit, (2) Compensation and (3) Nominating and Governance. The membership and function of each of the committees are described below, and we believe that the composition of these committees meets the criteria for independence, and the functioning of these committees complies with the applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, the current rules of the Nasdaq Global Select Market and applicable SEC rules and regulations. Each committee operates under a written charter adopted by the Board, and each of the charters are available on Cohu’s website at https://cohu.gcs-web.com/corporate-governance/documents-charters.

During fiscal year 2025, the Board held ten (10) meetings. Each director attended at least 75% of all Board and applicable committee meetings on which they served and held during the period for which they were directors or committee members. Although we do not have a formal policy regarding attendance by members of our Board at annual meetings of stockholders, we encourage all of our directors to attend annual meetings of Cohu stockholders and all our continuing directors at that time virtually attended the 2025 Annual Meeting.

Cohu’s Corporate Governance Guidelines set forth the circumstances in which the Nominating and Governance Committee shall nominate an independent director to serve as the Lead Independent Director, the selection of whom shall be subject to approval by a vote of the majority of the independent directors.

The table below breaks down committee membership, as of the date of this proxy statement, for each committee and each director.

Name of Director	Audit	Compensation	Nominating and Governance
Independent Directors:
William E. Bendush	Chair		√
Steven J. Bilodeau(1)		Chair	√
Andrew M. Caggia			Chair
Yon Y. Jorden	√		√
Andreas W. Mattes		√
Karen M. Rapp	√
Nina L. Richardson		√
Total committee size:	3	3	4
Other Directors:
James A. Donahue
Luis A. Müller
Number of Meetings in Fiscal Year 2025	5	5	5

(1)	Lead Independent Director.

Audit Committee

The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of Cohu’s financial statements, Cohu’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications, independence and performance, enterprise risk assessment and risk management, and execution of Cohu’s cybersecurity risk management strategy. Among other things, the Audit Committee reviews the results of the independent registered public accounting firm’s annual audit and quarterly reviews, including the communications required by the PCAOB; prepares the Audit Committee report for inclusion in the annual proxy statement; annually reviews the Audit Committee charter and the committee’s performance; appoints, evaluates and approves the fees of Cohu’s independent registered public accounting firm and the lead audit engagement partner and reviews rotation of the lead audit engagement partner; reviews and approves the scope of the annual audit, the audit fee and the financial statements; assesses the independence of the independent registered public accounting firm; reviews Cohu’s disclosure controls and procedures, internal controls, including such controls over financial reporting; reviews the adequacy and effectiveness of Cohu’s information security policies and the internal controls regarding information security and cybersecurity; oversees investigations into complaints concerning financial and accounting matters; oversees the work of internal auditors; and reviews other risks that may have a significant impact on Cohu’s financial statements. The Audit Committee works closely with management as well as Cohu’s independent registered public accounting firm. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from Cohu for, outside legal, accounting or other advisors as the Audit Committee deems necessary in order to carry out its duties.

The report of the Audit Committee is set forth on page 51 and the charter of the Audit Committee is available at https://cohu.gcs-web.com/corporate-governance/documents-charters.

Compensation Committee

The Compensation Committee discharges the Board’s responsibilities relating to determining compensation of Cohu’s executives, makes recommendations to the Board related to compensation of directors, produces an annual report on executive compensation for inclusion in Cohu’s proxy statement, and provides general oversight of Cohu’s compensation structure, including equity compensation plans and benefit programs. Among other things, the Compensation Committee reviews and discusses the “Compensation Discussion and Analysis” with management, and prepares an annual compensation committee report for inclusion in Cohu’s proxy statement; provides general oversight of Cohu’s compensation structure, including Cohu’s equity compensation plans and benefits programs; and retains and approves the terms of the retention of any compensation consultants and other compensation experts. Other specific duties and responsibilities of the Compensation Committee include reviewing and approving objectives relevant to executive officer compensation, participating in the evaluation of the performance of the CEO and other Section 16 officers and determining the compensation of executive officers, including equity awards, in accordance with those objectives; approving employment agreements for executive officers; approving and amending Cohu’s equity and non-equity incentive compensation and related performance goals and measures and stock-related programs (subject to stockholder approval, if required); approving any changes to non-equity based benefit plans involving a material financial commitment by Cohu; recommending director compensation to the Board; overseeing executive succession planning; monitoring director and executive stock ownership; periodically reviewing and assessing risks related to compensation structures; administering Cohu’s clawback policy; and annually evaluating its performance and its charter.

The report of the Compensation Committee is set forth on page 37. The charter of the Compensation Committee is available at https://cohu.gcs-web.com/corporate-governance/documents-charters.

Nominating and Governance Committee

The Nominating and Governance Committee identifies individuals qualified to become Board members and establishes the procedures for the nomination of Board candidates for election as directors at Cohu’s annual meeting consistent with criteria the Nominating and Governance Committee deems appropriate, as approved by the Board; develops Cohu’s Corporate Governance Guidelines for approval by the Board, and reviews and recommends updates to such Guidelines, as appropriate; oversees the Company’s corporate responsibility and sustainability initiatives; oversees the organization of the Board to discharge the Board’s duties and responsibilities properly and efficiently, including the annual evaluation of the Board and its committees; and giving proper attention and making effective responses to stockholder concerns regarding corporate governance. Other specific duties and responsibilities of the Nominating and Governance Committee include annual assessment of the size and composition of the Board; developing membership qualifications for Board committees; defining specific criteria for director independence; monitoring compliance with Board and Board committee membership criteria; annually reviewing and recommending directors for continued service; coordinating and assisting management and the Board in recruiting new members to the Board; annually, and together with the Compensation Committee and the Lead Independent Director, providing input to the performance evaluation of the CEO; reviewing and recommending proposed changes to Cohu’s articles or bylaws and Board committee charters; periodically assessing and recommending action with respect to stockholder rights plans or other stockholder protections; recommending Board committee assignments; reviewing and approving any employee director or executive officer standing for election for outside for-profit or non-profit boards of directors; reviewing governance-related stockholder proposals and recommending Board responses; overseeing the evaluation of the Board and management and conducting a preliminary review of director independence and the financial literacy and expertise of Audit Committee members; reviewing and assessing the channels through which the Board receives information, and the quality and timeliness of information received; and reviewing, overseeing and reporting to the Board on Cohu’s corporate responsibility and sustainability initiatives, including potential trends and impacts to Cohu’s business regarding environmental (including climate-related risks and opportunities), social and governance issues. The Chair of the Nominating and Governance Committee receives communications directed to non-employee directors.

The charter of the Nominating and Governance Committee is available at https://cohu.gcs-web.com/corporate-governance/documents-charters.

Board Leadership Structure

As of the date of this proxy statement, our Board is currently comprised of seven (7) independent directors, one (1) non-independent, non-executive director (Mr. Donahue, as the former CEO of Cohu), and one (1) executive director (Dr. Müller, our CEO). Our corporate governance principles provide that the Board will fill the Chairperson and Chief Executive Officer positions based upon the Board’s view of what is in Cohu’s best interests at any point in time and do not prevent our Chief Executive Officer from also serving as our Chairperson of the Board. Our Board evaluates its leadership structure and elects the Chairperson and the Chief Executive Officer based on the criteria it deems to be appropriate and in the best interests of Cohu and its stockholders, given the circumstances at the time of such election. While we have in the past had one person serve as Chairperson of the Board and Chief Executive Officer, the positions are currently held by separate individuals.

Separating the positions of Chief Executive Officer and Chairperson of the Board allows our Chief Executive Officer to focus on the day-to-day operations and strategy of our business, while allowing the Chairperson of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. Given his long tenure with and status within Cohu, our Board believes Mr. Donahue possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing Cohu and we believe he is best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. Our Board believes that having Dr. Müller serve as Cohu’s Chief Executive Officer and Mr. Donahue serve as Chairperson, in combination with Mr. Bilodeau’s service as Lead Independent Director, is in the best interests of Cohu and its stockholders.

Cohu’s Corporate Governance Guidelines provide for the circumstances in which the Nominating and Governance Committee shall nominate an independent director to serve as the Lead Independent Director, the selection of whom shall be subject to approval by a vote of the majority of the independent directors. Although annually elected, the Lead Independent Director is generally expected to serve for more than one year.

The specific responsibilities of the Lead Independent Director include presiding at executive sessions of directors and at board meetings where the Chairperson is not present, calling meetings of independent directors, serving as a liaison between the independent directors and the Chairperson and CEO, annually evaluating the performance of the CEO and performing such other duties and responsibilities as the Board may determine.

Risk Oversight

Our Board oversees our risk management process. The Board focuses on general risk management strategy, the most significant risks facing Cohu, and ensures that appropriate risk mitigation strategies are implemented by management. The Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters. Cohu’s management is responsible for day-to-day risk management. This responsibility includes identifying, evaluating, and addressing potential risks that may exist at the enterprise, strategic, financial, operational, cybersecurity, artificial intelligence (“AI”), and compliance and reporting levels. Management annually prepares an enterprise risk assessment and reviews such assessment with the Board. In 2025, the management team, with Board support, established an AI governance framework which is intended to be flexible enough to keep pace with emerging opportunities, challenges and risks, as well as the evolving international regulatory environment. Our governance structure provides for technical and AI risk assessment and oversight by a management group known as the AI Implementation Committee with a focus on the innovative and responsible use of emerging AI-enabled solutions. The AI Implementation Committee provides periodic updates to our Board regarding our AI governance process, reviews and progress on implementation.

While our Board is ultimately responsible for risk oversight, our Board committees assist our Board in fulfilling its oversight responsibilities in certain areas of risk. Our Audit Committee assists our Board in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, and legal and regulatory compliance, and discusses with management and the independent auditor guidelines and policies with respect to risk assessment and risk management. Our Audit Committee also reviews our major financial risk exposures and the steps management has taken to monitor and control these exposures. In addition, our Audit Committee monitors certain key risks on a regular basis throughout the fiscal year, such as risk associated with internal control over financial reporting, liquidity and cybersecurity. Five (5) of our directors, including two (2) members of the Audit Committee, have completed a course on cybersecurity and earned the CERT Certificate in Cybersecurity Oversight from the National Association of Corporate Directors (NACD). Our Nominating and Governance Committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risk associated with board organization, membership and structure, corporate governance and sustainability risks. Our Compensation Committee oversees risks related to our compensation policies to ensure that our compensation programs do not encourage unnecessary risk-taking. Finally, our full Board reviews strategic and operational risk in the context of reports from the management team, receives reports on all significant committee activities at each regular meeting, and evaluates the risks inherent in significant transactions.

Stockholder Nominees

The policy of the Nominating and Governance Committee is to consider properly submitted stockholder nominations for candidates for membership on the Board as described below under “Identifying and Evaluating Nominees for Directors”. In evaluating such nominations, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience, capability, background and perspective on the Board and to address the membership criteria set forth under “Director Qualifications”.

Any stockholder nominations proposed for consideration by the Nominating and Governance Committee should include the nominee’s name and qualifications for Board membership and should be addressed to:

Corporate Secretary

Cohu, Inc.

17087 Via Del Campo

San Diego, CA 92127-1711

In addition, the bylaws of Cohu permit stockholders to nominate directors for consideration at an annual stockholder meeting. For a description of the process for nominating directors in accordance with Cohu’s bylaws, see “Stockholder Proposals - 2027 Annual Meeting” on page 53.

Director Qualifications

Cohu’s Corporate Governance Guidelines are available at https://cohu.gcs-web.com/corporate-governance/documents-charters and contain Board membership criteria that apply to nominees recommended by the Nominating and Governance Committee for a position on Cohu’s Board. Under these criteria, members of the Board should have high professional and personal ethics and values and diversity in perspectives and experiences, consistent with longstanding Cohu values and standards. They should have relevant experience at the policy-making level in business, government, education, technology and/or public interest. They should also be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom, based on their experience. In addition, the Board and Nominating and Governance Committee value economic, professional and educational diversity in evaluating new Board candidates and seek to incorporate a wide range of these attributes within Cohu’s Board. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to responsibly perform all director duties. Consistent with these values, our Board has interviewed and considered a diverse set of candidates each time it has made new appointments to the Cohu Board. As demonstrated by our past recruitment actions, in future director searches, we will continue to broadly seek and consider qualified candidates that we believe best represent the interests of all our stockholders.

Additionally, our Corporate Governance Guidelines, as adopted and annually reviewed by our Board, include a retirement policy under which non-executive directors may stand for re-election to a maximum of one-term after reaching the age of 75, provided that the Nominating and Governance Committee and the Board determine it is in the best interests of the Company and its stockholders. Consistent with such policy, the Nominating and Governance Committee and the Board evaluated and determined that the nomination of Mr. Bendush for an additional term pending his re-election in 2026 (See Proposal No. 1) is in the best interest of the Company and its stockholders.

Identifying and Evaluating Nominees for Directors

Our Nominating and Governance Committee uses a variety of methods for identifying and evaluating nominees for director. The Nominating and Governance Committee assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating and Governance Committee and may be considered at any point during the year. As described above, the Nominating and Governance Committee also considers properly submitted stockholder nominations for candidates for the Board. Following verification of the stockholder status of persons proposing candidates, recommendations are aggregated and considered by the Nominating and Governance Committee at a regularly scheduled meeting. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials are forwarded to the Nominating and Governance Committee. The Nominating and Governance Committee also reviews materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a stockholder. In evaluating such nominations, the Nominating and Governance Committee seeks to achieve a balance of knowledge, backgrounds and perspectives, experience and capability on the Board. The Board believes it is important for the Board to have diversity of knowledge base, life perspectives, professional experience and skills, and the Board and Nominating and Governance Committee takes these qualities into account when considering director nominees.

Executive Sessions

Executive sessions of independent directors, without management and non-independent directors present, are held at least three times a year. The sessions are scheduled, and chaired by the Lead Independent Director or, in the absence of the Lead Independent Director, the Chair of the Nominating and Governance Committee. Any independent director can request that an additional executive session be scheduled.

Communications with the Board

Individuals may communicate with the Board, including the non-employee directors, by submitting an e-mail to Cohu’s Board at corp@cohu.com or by sending a letter to the Cohu Board of Directors, c/o Corporate Secretary, Cohu, Inc., 17087 Via Del Campo San Diego, CA 92127-1711. Communications are distributed to our Board, or to individual directors as appropriate, depending on the facts and circumstances outlined in the communication.

Compensation of Directors

Cash Compensation

Directors who are employees of Cohu do not receive any additional compensation for their services as directors. During fiscal year 2025, non-employee directors received an annual retainer, and Board committee Chairs and members received annual fees, all paid quarterly, as set forth below.

	Compensation	2025
Annual Retainer	Chairperson of the Board	$110,000
	Lead Independent Director	$85,000
	Other Directors	$60,000
Annual Fees for Committee Chairs	Audit Committee	$25,000
	Compensation Committee	$16,500
	Nominating and Governance Committee	$10,000
Annual Fees for Other Committee Members	Audit Committee	$10,000
	Compensation Committee	$7,500
	Nominating and Governance Committee	$5,000

In addition to the retainers and fees noted above, non-employee directors are reimbursed for out-of-town travel and other reasonable out-of-pocket expenses related to attendance at Board and committee meetings.

Under the terms and conditions of the Cohu 2005 Equity Incentive Plan (the “2005 Plan”) and the proposed Cohu 2026 Equity Incentive Plan (the “2026 Plan”), members of the Board may make an annual irrevocable election to defer receipt of all or a portion of their cash-based non-employee director fees (including, as applicable, any annual retainer fee, committee fee and any other compensation payable with respect to their service as a member of the Board). In the event that a director makes such an election, Cohu will grant deferred stock units (“DSUs”) in lieu of cash, with an initial value equal to the deferred cash using the same 20-day average closing price calculation used for other value-based grants, which will be settled at a future date through the issuance of Cohu common stock upon the first to occur of cessation of service as a director for any reason, a change in control of Cohu or a future date selected by the director at the time of deferral. Mr. Caggia elected to defer 100% of his 2025 cash-based non-employee director fees.

Equity Compensation

Non-employee directors participate in the 2005 Plan that provides for grants of restricted stock units or other forms of equity compensation to non-employee directors, as authorized by the Board. Cohu’s stock ownership guidelines provide that independent and non-employee directors should accumulate, over the three-year period commencing with their appointment or following an increase in the director’s annual cash retainer or a new guideline being approved, a minimum number of shares of Cohu stock with a value equal to three times the director’s annual cash retainer and should not sell any Cohu shares until these ownership guidelines are met and once met subsequent sales, if any, should not reduce their Cohu stock ownership below these minimum guideline amounts.

Equity compensation for non-employee directors during 2025 was as follows:

Initial Appointment	RSUs with a total value of $167,500, but the total value of such grant is prorated based on the period of time between appointment as director and the next scheduled director annual equity grant date
Annual Grants	RSUs with a total value of $167,500

The number of RSUs granted is calculated by dividing the grant total value by the fair market value of the stock as of the date of grant. For purposes of the 2005 Plan, our Board has deemed “fair market value” as the average closing price of a share of Cohu common stock for the twenty (20) trading days prior to and excluding the relevant grant or award date. Each RSU represents a contingent right to receive one share of Cohu common stock upon vesting. Subject to continued service on the Board, the RSUs granted to non-employee directors upon their initial appointment to the Board will vest in three equal annual installments after the date of grant. The annual RSU awards vest over approximately one year, and shares are issued upon the earlier to occur of the one-year anniversary of the grant date or the next annual meeting of stockholders. RSUs may be accelerated upon a change in control, as defined in the 2005 Plan.

On May, 16, 2025, 10,257 RSUs were awarded to each of Mses. Jorden, Rapp and Richardson and Messrs. Bendush, Bilodeau, Caggia, Donahue, and Mattes.

Medical Benefits

Mr. Donahue, who is a retired executive officer of Cohu, and his spouse receive medical benefits consisting of reimbursement of health insurance premiums and other medical costs not covered by insurance. These benefits are no longer offered to any current Cohu employees.

2025 Director Compensation

The following table provides information on compensation for Cohu’s non-employee directors for fiscal year 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
William E. Bendush	90,000	182,216	-	272,216
Steven J. Bilodeau (3)	104,577	182,216	-	286,793
Andrew M. Caggia (3)	74,423	182,216	-	256,639
James A. Donahue	110,000	182,216	38,800	331,016
Yon Y. Jorden	75,000	182,216	-	257,216
Andreas W. Mattes	67,500	182,216	-	249,716
Karen M. Rapp	70,000	182,216	-	252,216
Nina L. Richardson (3)	67,500	182,216	-	249,716

(1)

The amounts shown do not reflect the compensation actually received by the directors. Instead, the amounts above are the grant date fair value for stock awards issued in the form of RSUs granted in fiscal year 2025 calculated in accordance with FASB ASC Topic 718. The assumptions used to calculate the grant date fair value of the stock awards are set forth in Note 6, “Employee Benefit Plans”, included in Part IV, Item 15(a) of Cohu’s Annual Report on Form 10-K for the year ended December 27, 2025, filed with the SEC. The derived grant date fair value for the stock award is recognized, for financial statement purposes, over the number of days of service required for the award to vest in full. As of December 27, 2025, Mses. Jorden, Rapp and Richardson had 10,257, 10,525 and 10,257 unvested RSUs outstanding, respectively, and Messrs. Bendush, Bilodeau, Caggia, Donahue and Mattes each had 10,257 unvested RSUs outstanding.

(2)	The amount shown for Mr. Donahue is for reimbursement of health insurance premiums and other medical costs for him and his spouse not covered by insurance.
(3)

During the year ended December 27, 2025, Mr. Caggia elected to defer his cash director fees. The deferred amounts are credited in the form of DSU awards and ultimately payable in shares of Cohu common stock, if the director ceases to be a director for any reason, upon the occurrence of a change in control of Cohu or at a future date selected at the time of deferral. As of December 27, 2025, Ms. Richardson and Messrs. Bilodeau and Caggia had 11,992, 27,403 and 49,911 DSUs, respectively.

Compensation Matters

Executive Compensation and Other Information

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) provides information regarding the 2025 compensation program for our Chief Executive Officer, Chief Financial Officer and our next most highly compensated executive officers of Cohu who were serving at the end of 2025 (there were only four executive officers of Cohu serving at the end of 2025). These individuals were:

Named Executive Officer	Position(s)
Luis A. Müller	President and Chief Executive Officer (our “CEO”)
Jeffrey D. Jones	Senior Vice President Finance and Chief Financial Officer
Christopher G. Bohrson	Senior Vice President and Chief Customer Officer
Klaus Ilgenfritz(1)	Senior Vice President and Chief Product Officer
(1)	Mr. Ilgenfritz became a named executive officer in fiscal 2025 in connection with his promotion to Chief Product Officer in January 2025.

We refer to our named executive officers collectively in this CD&A and the related compensation tables as our “NEOs”. This CD&A provides an overview of our philosophy and principles that govern our executive compensation program, how we applied those principles in compensating our NEOs for 2025, and how we use our executive compensation program to drive Company performance and alignment with our stockholders. In addition, we explain how and why the Compensation Committee of our Board of Directors, referred to as our “Compensation Committee,” arrived at the specific compensation policies and decisions involving our NEOs during 2025.

Executive Summary

2025 Business Highlights

Cohu delivered full‑year 2025 revenue of $453.0 million, growing 13% year-over-year, and non‑GAAP adjusted pre‑tax income of $7.3 million, an improvement over 2024 despite a slower‑than‑expected recovery across our end markets. Results reflect continuing efforts in cost control, stable gross margin and design-win successes in high-performance computing and memory markets. We made important gains in key development projects and launched new products in each of our major business lines. We also completed the acquisition of Tignis, Inc., which will enhance our software solutions offerings with their artificial intelligence process control and analytics-based monitoring platforms. Some key business outcomes:

•	Net sales were $453.0 million, increasing 12.7% from 2024.
•	GAAP gross margin was 42.7%, and non-GAAP gross margin was 43.3%.(1).
•	GAAP pretax loss of (13.8)% of sales, and non-GAAP pretax income of 1.6%.(1) of sales.
•	Remained cash-flow positive from operations.
•	Returned $8.6 million in capital to stockholders in the form of stock buybacks.
•	Strong net cash position of $3.82 per share at the end of 2025.
•	Completed the acquisition of Tignis, Inc. in early 2025.
•	Delivered strong operational execution in the face of an extended downcycle in the semiconductor equipment market.

(1) See Appendix A for GAAP to non-GAAP reconciliations.

2025 Key Executive Compensation Actions

Consistent with our performance and the compensation objectives established for 2025, the Compensation Committee made the following compensation decisions for our NEOs, including our CEO, for 2025:

•

Kept base salaries and target bonus percentages unchanged, except for Mr. Ilgenfritz in connection with his promotion, as no increases for any other NEOs were deemed appropriate following a review of compensation market data and in consideration of the continuing softness in the industry;

•	Limited cash bonuses were earned based on 2025 financial results; and
•

Granted long-term incentive compensation in the form of time-based vesting restricted stock units (“RSUs”) vesting ratably over a three-year period and performance share units (“PSUs”) to be earned based on our total stockholder return (“TSR”) relative to a pre-selected index for a three-year period from 2025 through 2027.

Pay for Performance

The Compensation Committee believes that the compensation of our NEOs for 2025 was reasonable and appropriate, was supported by our performance, and carefully balanced both time-based and performance-based compensation elements. The 2025 compensation objectives for our NEOs were established in February and March 2025. The Compensation Committee continued the emphasis on performance-based equity within our long-term incentive program by keeping the proportion of performance-based equity granted to our CEO and other NEOs at 60% of the total target award and the remaining at 40% of the total target award value in time-based equity.

The following chart illustrates the mix of elements of the target total direct compensation opportunity for our CEO for 2025. The majority of his compensation, 89%, is considered variable and at risk, 59% is paid upon achievement of certain performance metrics, and only 11% of his total target direct compensation is paid as fixed base salary reflecting an increased emphasis on both the at-risk and performance elements of our CEO’s compensation package.

Further, the compensation of our NEOs over the previous five years demonstrates the alignment between pay and performance. The variable cash compensation earned by our NEOs for each year from 2021 through 2025 varied from 0% to 193% of their target annual cash incentive opportunities based on our financial performance. Specifically:

•

2021 continued to pose COVID-19 pandemic related challenges, yet Cohu still achieved record sales, profitability and order levels resulting in the seventh consecutive year of sales growth. Due to this strong performance, our NEOs, including our CEO, earned 168% of their target annual cash incentive opportunities.

•

2022 continued to present supply chain related challenges, inflationary cost pressures and a softening market, yet Cohu still achieved strong profitability. Due to this robust performance in difficult market conditions, our NEOs, including our CEO, earned 193% of their target annual cash incentive opportunities.

•

2023 marked the beginning of a downturn in the semiconductor industry, but Cohu was able to achieve improved gross margin results and exceeded our model profitability levels. Due to the adept navigation of these challenges, our NEOs, including our CEO, earned 96% of their target annual cash incentive opportunities.

•

2024 continued the unprecedented downturn in the semiconductor industry. Cohu did not achieve the targeted goals with respect to revenue growth nor profitability, which resulted in no annual cash incentives being earned by our NEOs, including our CEO.

•

2025 showed gradual improvement in the semiconductor industry. With continued focus on rapidly evolving market dynamics, Cohu exceeded the year-over-year sales growth goal but did not achieve the thresholds established for the four-year sales growth or profitability goals. This resulted in 32% of target annual bonuses being earned by our NEOs, including our CEO.

Since 2015, the PSU portion of the long-term incentive compensation program has been earned solely on our TSR relative to a pre-selected comparator group of companies. Starting with the 2021 PSU grants, achievement is based on the Cohu TSR relative to the Russell 2000 Index as described in the “Long-Term Incentive Compensation” section that follows. The weighting of these PSUs in relation to time-based RSU grants has also evolved over the years and, commencing with the long-term incentive grants made in March 2023, 60% of each NEO’s total annual equity grant value is awarded in PSUs and 40% awarded in time-based RSUs. For PSU performance periods concluding since 2021, our NEOs have historically earned from a low of 0% of their target PSU awards to a high of 142% of their target PSU awards.

While the past five years indicate that the program effectively rewards our executive officers when we deliver superior performance and appropriately adjusts compensation downward in the case of less-than-superior performance, the Compensation Committee will continue to review the executive compensation program to ensure it reflects the appropriate balance between short-term financial performance and long-term stockholder return. For example, commencing with PSUs granted in March 2021, we eliminated the 25% minimum number of PSUs that were guaranteed to vest, regardless of performance. This formula is described in detail in the section entitled “Long-Term Incentive Compensation” below.

2025 Executive Compensation Policies and Practices

We endeavor to maintain sound governance standards consistent with our executive compensation policies and practices. The Compensation Committee evaluates our executive compensation program on an ongoing basis to ensure that it is consistent with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. The following policies and practices were in effect during 2025:

•	Independent Compensation Committee. The Compensation Committee is comprised solely of independent directors.
•

Independent Compensation Committee Advisors. The Compensation Committee engaged its own compensation consultant to assist with its continuous compensation and governance reviews. This consultant performed no other consulting or services for the Company.

•

Annual Executive Compensation Review. The Compensation Committee conducts an annual review and approval of our compensation strategy, including a review of our compensation peer group used for comparative purposes.

•

Annual Compensation-Related Risk Review. The Compensation Committee conducts an annual review of our compensation-related risk profile to ensure that compensation practices are not reasonably likely to have a material adverse effect on Cohu.

•

Executive Compensation Policies and Practices. Our compensation philosophy and related corporate governance policies and practices are complemented by several specific compensation policies and practices that are designed to align our executive compensation with long-term stockholder interests, including the following:

-

Compensation At-Risk. Our executive compensation program is designed so that a significant portion of compensation is “at risk” based on corporate performance, as well as equity-based to align the interests of our executive officers and stockholders.

-	No Defined Benefit Pension Plans. We do not currently offer, nor do we have plans to provide, defined benefit pension plans or arrangements for our executive officers.
-	Limited Perquisites. We provide minimal perquisites and other personal benefits to our executive officers, each of which are described below.
-

No Tax Reimbursements. We do not provide any tax or “gross-up” reimbursement payments on any severance or change in control payments, perquisites or other personal benefits other than immaterial COBRA reimbursements, standard relocation benefits and tax equalization agreements related to expatriate assignments.

-

“Double-Trigger” Change-in-Control Arrangements. All change-in-control cash payments and benefits are based on a “double-trigger” arrangement (that is, they require both a change-in-control plus a qualifying termination of employment before payments and benefits are paid), although the vesting of equity awards will accelerate in full if the awards are not or cannot reasonably be assumed or replaced by an acquiring corporation.

-	Performance-Based Incentives. We use performance-based short-term and long-term incentives and do not have common or overlapping metrics between these programs.
-

Recovery of Erroneously Awarded Incentive Compensation. Certain compensation awarded to our executive officers is subject to recovery by Cohu if our financial results are restated under a policy which complies with the Exchange Act Rule 10D-1 and the corresponding Nasdaq listing standards.

-	Multi-Year Vesting Requirements. The equity awards granted to our executive officer’s vest or are earned over multi-year periods, consistent with current market practice and our retention objectives.
-	Stock Option Repricing Prohibited. Our stock incentive plans prohibit the repricing of stock options without stockholder approval.
-	Hedging and Pledging Prohibited. We prohibit our employees, including our executive officers and directors, from hedging or pledging any Company securities.
-	Stock Ownership Policy. We maintain a stock ownership policy for our executive officers and directors which requires each of them to beneficially own a specified value of shares of our common stock.

2025 Stockholder Advisory Vote on Executive Compensation

At our 2025 Annual Meeting of Stockholders, we conducted a stockholder advisory vote on the 2024 compensation of our NEOs (commonly known as a “Say-on-Pay” vote). Our stockholders approved, in a non-binding vote, the 2024 compensation of our NEOs, as disclosed in our proxy statement for the 2024 Annual Meeting of Stockholders, with approximately 98.1% of the votes cast in favor of the proposal.

We believe that the outcome of the Say-on-Pay vote reflects our stockholders’ strong support of our executive compensation program. We value the opinions of our stockholders and will continue to consider the outcome of future Say-on-Pay votes, as well as feedback received throughout the year, when making compensation decisions for our executive officers, including our NEOs.

Based on the results of a previous stockholder advisory vote on the frequency of future stockholder advisory votes regarding the compensation of our NEOs (commonly known as a “Say-When-on-Pay” vote) conducted at our 2023 Annual Meeting of Stockholders, our Board of Directors determined that we will continue to hold our Say-on-Pay votes on an annual basis.

(1)

Percentages shown are percentage of votes cast. Abstentions and broker non-votes are not deemed to be votes cast and, therefore, are not included in the tabulation of the voting results in respect to the Say-on-Pay proposals.

Compensation Philosophy

Our executive compensation program is intended to meet three principal objectives:

•	Attract, reward and retain our executive officers;
•	Motivate these individuals to achieve our short-term and long-term corporate goals that enhance stockholder value; and
•	Support our core values and culture by promoting internal equity and external competitiveness.

To meet these objectives, we have adopted the following overarching policies:

•	We pay compensation that is competitive with the practices of other leading semiconductor equipment and similar technology companies; and
•	We pay for performance by:
-	Providing a short-term incentive compensation opportunity paid in cash that is based on challenging financial performance objectives for our executive officers; and
-

Providing long-term incentive compensation opportunities in the form of a combination of RSU awards and PSU awards, that enable us to motivate and retain those executive officers with the leadership abilities necessary to create sustainable long-term value for our stockholders.

These policies guide the Compensation Committee in determining the proper allocation between current cash compensation and short-term and long-term incentive compensation. Other considerations include our business objectives, our fiduciary and corporate responsibilities (including internal equity considerations and affordability), competitive practices and trends, and applicable regulatory requirements.

Compensation-Setting Process

Role of the Compensation Committee

Our executive compensation program is designed and overseen by the Compensation Committee, which is comprised entirely of independent directors, as determined in accordance with the rules of the SEC and the listing standards of the Nasdaq. The Compensation Committee conducts an annual review of our executive compensation strategy to ensure that it is appropriately aligned with our short-term business plan and long-term strategy. The Compensation Committee also reviews market trends and changes in competitive compensation practices, as described in further detail below. Based on its review and assessment, the Compensation Committee from time to time recommends changes in our executive compensation program.

The Compensation Committee reviews our executive compensation program on an annual basis, including each of the elements of compensation provided under the program (other than deferred compensation and Section 401(k) benefits, which are reviewed from time to time to ensure that benefit levels remain competitive). In determining the overall compensation arrangements for our executive officers, including our NEOs, as well as the level of each specific element of compensation, the Compensation Committee takes into consideration a number of factors, including the following:

•	The recommendations of our CEO (except with respect to his own compensation) as described below.
•	Our corporate revenue and profitability growth and other elements of financial performance.
•	The individual performance of each executive officer, including his or her achievement of management objectives.
•	A review of the relevant competitive market data, as described below.
•	The skill set, prior experience, and tenure of the executive officer.
•	The role and responsibilities of the executive officer.
•	The past and expected future contribution of the executive officer.
•	Internal pay consistency for similar positions or skill levels within Cohu.
•	External factors to attract and retain talent and overall market conditions.

The Compensation Committee does not weigh these factors in any predetermined manner, nor does it apply any formulas in developing its compensation recommendations. The members of the Compensation Committee consider all this information in light of their individual experience, knowledge of Cohu, knowledge of the competitive market, knowledge of each executive officer, and business judgment in making these recommendations.

The Compensation Committee’s authority, duties, and responsibilities are described in its charter, which is reviewed annually and revised and updated as warranted. The charter is available at the Corporate Governance section of our website www.cohu.com.

Role of Management

On occasion, the Compensation Committee meets with our CEO and our Chief Human Resources Officer to obtain information and recommendations with respect to our executive compensation program, policies, and practices, as well as the compensation arrangements of our executive officers. In 2025, the Compensation Committee met with Dr. Müller, our CEO, who made recommendations to the Compensation Committee on the base salary, target annual cash incentive award opportunities, and long-term incentive compensation for our executive officers, including our NEOs (except with respect to his own compensation). In formulating these recommendations, our CEO used, among other things, competitive market data, an internal equity analysis and individual performance factors.

The Compensation Committee considers, but is not bound by and does not always accept, these recommendations with respect to executive compensation. In recent years, the Compensation Committee has modified several of our CEO’s compensation proposals and regularly seeks input from its compensation consultant or data from other independent sources prior to making its decisions.

In 2025, our CEO attended some of the Compensation Committee’s meetings, but the Compensation Committee also held executive sessions not attended by any members of management. The Compensation Committee held discussions and made its decisions with respect to our CEO’s compensation without him present.

The Compensation Committee has the ultimate authority to make decisions with respect to the compensation of our executive officers, including our NEOs, but may, if it chooses, delegate any of its responsibilities to subcommittees. The Compensation Committee has authorized our CEO to make base salary adjustments and short-term cash incentive award decisions for all employees other than our NEOs or other executive officers.

Role of Compensation Consultant

The Compensation Committee has the authority to engage independent advisors to assist in carrying out its responsibilities. The Compensation Committee typically engages Compensia, a national compensation consulting firm, to advise and assist it on various aspects of executive and director compensation, including base salaries, annual and long-term incentive compensation. The Chair of the Compensation Committee reviews and approves all payments to Compensia.

The Compensation Committee’s practice is to have Compensia prepare a comprehensive executive compensation analysis annually and directors compensation analysis in alternating years. In 2025, Compensia completed and presented only the executive compensation market analysis.

Compensia reports directly to the Compensation Committee. The Compensation Committee may replace Compensia or hire additional advisors at any time. Compensia does not provide any other services to the Company and receives compensation only with respect to the services provided to the Compensation Committee.

The Compensation Committee has considered the independence of Compensia in light of the rules of the SEC and the listing standards of Nasdaq. Based on these rules and standards, the Compensation Committee has concluded that the work performed by Compensia did not raise any conflict of interest.

Competitive Positioning

In arriving at its compensation decisions for our executive officers, including our NEOs, for 2025, the Compensation Committee considered competitive market data and an analysis prepared by Compensia. In making its decisions, the Compensation Committee evaluates this data and analysis as an important reference point but does not reach its conclusions on a formulaic basis. This analysis was based on a review of the compensation practices of a select group of peer companies which was approved by the Compensation Committee after reviewing data prepared by Compensia and input from management. In selecting companies for the compensation peer group, the Compensation Committee identified companies headquartered in the U.S. in the semiconductor capital equipment, electronic capital equipment and instrumentation sectors that were comparable to us on the basis of 0.4x – 2.5x revenue, 0.25x – 5.0x the Company’s market capitalization, had similar scope of operations, and which the Compensation Committee believed may compete with us for executive talent.

On September 12, 2024, the Compensation Committee reviewed the compensation peer group noting that the acquisition of National Instruments had been completed and several other peers no longer met the criteria for inclusion. The Compensation Committee engaged with Compensia to conduct an analysis of the current peer group and provide recommendations for any potential adjustments.

After reviewing the report prepared by Compensia, the Compensation Committee approved the following 23 companies to be used for determining executive compensation levels in 2025:

ACM Research	Harmonic	Novanta	Semtech
Alpha and Omega Semiconductor	Ichor Holdings	OSI Systems	Silicon Laboratories
Arlo Technologies	Indie Semiconductor	PAR Technologies	Ultra Clean Holdings
Axcelis Technologies	Kulicke and Soffa	Penguin Solutions	Veeco Instruments
Badger Meter	MACOM Technology Solutions	Power Integrations	Vishay Precision Group
FormFactor	MaxLinear	Photronics

Generally, historical data on the compensation practices of the companies in the compensation peer group was gathered by Compensia from publicly available sources, including publicly available databases. Peer company data was gathered with respect to base salary, target annual incentive opportunities, equity awards (including stock options, RSU awards, and PSU awards), and long-term cash-based awards. In addition, similar data was gathered from the Radford McLagan Compensation Database for purposes of providing additional perspective in the case of executive positions where the compensation peer group offered a limited number of relevant data points.

Compensation Elements

Our executive compensation program consists of seven principal elements:

•	Base salary;
•	Short-term incentive compensation opportunities paid in cash;
•	Long-term incentive compensation in the form of equity awards;
•	Deferred compensation benefits;
•	Welfare and health benefits, including a Section 401(k) plan;
•	Post-employment compensation and retirement equity programs; and
•	Limited perquisites and other personal benefits.

The Compensation Committee has selected these elements because each is considered necessary, appropriate and when combined, are effective, and will continue to be effective, in achieving our compensation objectives.

Base Salary

We believe that a competitive base salary is a necessary element of our executive compensation program, so that we can attract and retain experienced executive officers. Base salaries for our executive officers are also intended to be competitive with those received by other individuals in similar positions at the companies with which we compete for talent, as well as to be equitable across the management team.

The Compensation Committee reviews the base salaries of our executive officers, including our NEOs, annually and makes adjustments to base salaries as it determines to be necessary or appropriate.

On February 6, 2025, the Compensation Committee, after considering the recommendations of our CEO (other than with respect to his own compensation), market salary data, and other factors described above, including the extended downcycle of the semiconductor industry, determined that no salary increases were warranted for the Company’s executive officers, including our NEOs, other than Mr. Ilgenfritz, whose increase reflected his expanded responsibilities in connection with his promotion to Chief Product Officer in January 2025.

Named Executive Officer	2024 Base Salary	2025 Base Salary	Percentage Change
Luis A. Müller	$715,000	$715,000	0.0%
Jeffrey D. Jones	$455,000	$455,000	0.0%
Christopher G. Bohrson	$425,000	$425,000	0.0%
Klaus Ilgenfritz(1)	$377,770	$423,993	7.8%

(1) Mr. Ilgenfritz became an executive officer in fiscal 2025. He is paid in Euros and the base salaries above have been converted to U.S. Dollars as required by SEC rules. The salary change percentage was applied to his base salary in Euros and the year-over-year change in U.S. Dollars as reflected above is impacted by the currency exchange rates in effect at the time of the change.

On February 5, 2026, the Compensation Committee, after considering the recommendations of Dr. Müller (other than with respect to his own base salary), an analysis of competitive market salary data prepared by the Compensation Committee’s compensation consultant, and other factors described above, including improving business conditions and that fact that, except for Mr. Ilgenfritz, executive officer base salaries were last adjusted in February 2023,, determined that the base salaries for our executive officers, including our NEOs in 2026 would be as follows: Dr. Müller, $745,000; Mr. Jones, $485,000; Mr. Bohrson, $440,000; and Mr. Ilgenfritz $446,716 (converted from Euros). These salary rates were effective on the next administratively practicable payroll date following Compensation Committee approval.

Short-Term Incentive Plan

Each year the Compensation Committee approves an annual short-term incentive plan for our executive officers, including our NEOs, to encourage and award their achievement of our financial and operational objectives as set forth in our annual operating plan. Under this short-term incentive plan, the Compensation Committee establishes an incentive formula that is applied to the actual level of achievement for each of the pre-selected performance measures. The incentive formula is based on the anticipated difficulty and relative importance of achieving the target level for each respective performance measure. Accordingly, the actual incentives paid, if any, for any given year will vary depending on our actual performance.

To support our retention objectives, typically the short-term incentive plan provides that an executive officer must be an employee when the incentives for the year are paid. The short-term incentive plan provides that the Compensation Committee has the discretion to decrease, but not increase, any incentives paid under the plan, even if the applicable performance objectives have been achieved. Historically, incentives have been payable in cash unless an executive officer elects to defer all or part of his or her incentive into the Cohu, Inc. Deferred Compensation Plan.

On February 6, 2025, the Compensation Committee adopted the short-term incentive plan for 2025 (the “2025 STI”). The 2025 STI was adopted pursuant to the Cohu 2005 Equity Incentive Plan (the “2005 Plan”).

Target Short-Term Incentive Opportunities

For purposes of the 2025 STI, our CEO made recommendations to the Compensation Committee with respect to target short-term incentive opportunities (expressed as a percentage of base salary) for each of our executive officers, including our NEOs (except with respect to his own target short-term incentive opportunity). The maximum payout level was 200% of the target award. The target short-term incentive opportunities approved by the Compensation Committee for our NEOs, and the range of potential incentives as a percentage of base salary, the Compensation Committee determined that only the target opportunity percentage for Mr. Ilgenfritz should be increased in connection with his promotion to Chief Product Officer in January 2025, and the percentages for the rest of our executive officers should remain the same, as already competitive to market, leaving the target short-term incentives opportunities for our NEOs as follows:

Named Executive Officer	2025 Target Short-Term Incentive Opportunity	Range of Possible 2025 Short-Term Incentive as Percentage of Base Salary
Luis A. Müller	110%	0%	-	220%
Jeffrey D. Jones	75%	0%	-	150%
Christopher G. Bohrson	75%	0%	-	150%
Klaus Ilgenfritz(1)	60%	0%	-	120%
(1) Prior to his appointment as an executive officer, Mr. Ilgenfritz previously had a 50% target short-term incentive opportunity.

Performance Measures

For purposes of the 2025 STI, the Compensation Committee selected three financial performance measures for our executive officers:

•	Sales growth based on a one-year growth target;
•	Sales growth based on a four-year rolling sales growth target; and
•	Profitability based on a non-GAAP pre-tax income target.

The Compensation Committee added the one-year sales growth metric to increase the focus of capturing revenue opportunities as the semiconductor industry emerges from an extended downturn. We selected these three performance measures because we continue to believe sales growth reflects the overall market acceptance of our products and non-GAAP pre-tax income reflects how effectively the business was managed during the year. A reconciliation of GAAP to non-GAAP pre-tax income used for the 2025 STI is included as Appendix A to this proxy statement.

The weighting of these corporate performance measures for purposes of the 2025 STI for each NEO were as follows:

Named Executive Officer	1-Year Sales Growth	4-Year Sales Growth	Non-GAAP Pre-tax Income
Luis A. Müller	25%	25%	50%
Jeffrey D. Jones	25%	25%	50%
Christopher G. Bohrson	25%	25%	50%
Klaus Ilgenfritz	25%	25%	50%

For the 2025 STI plan, the Compensation Committee determined to increase the combined weighting of the two Sales Growth metrics weighting to 50% to continue to incentivize the delivery of sales growth during an extended soft market and to reallocate the profitability weighting to 50%.

The performance measures and their respective weightings were aligned among the executive officers to reflect their shared responsibilities for delivering the targeted performance. The Compensation Committee determined that using our consolidated results for sales and non-GAAP pre-tax income were appropriate for all executive officers given their responsibilities for the overall success of our business. Applicable threshold, target and maximum performance goals as a percentage of attainment of the applicable performance measure as well as the payout levels earned were unchanged from 2024.

2025 STI Performance Measure Targets and Achievement Scale
	Threshold	Target	Maximum
Performance to 1-Year Sales Growth	0%	10%	> 20%
Payout Level Earned	None	100%	200%
Performance to 4-Year Rolling Sales Growth	0%	5%	> 10%
Payout Level Earned	None	100%	200%
Performance to Non-GAAP Pre-tax Income	< 5%	15%	> 22.5%
Payout Level Earned	None	100%	200%

Performance Measure Target Levels

With respect to the target levels for sales growth, the Compensation Committee believed that, at the time the target level for each performance measure was set, these target levels would be challenging and difficult, but achievable under normal business conditions with significant effort and skill, and strong execution. For 2025, the Compensation Committee expected that these target levels would be difficult to achieve because they would require delivery of results in uncertain market conditions (including the extended market downturn and inflationary pressure on costs), adroitly executing our business strategy, the development and acceptance by customers of new products, and successful entry into certain new markets in a highly competitive and volatile environment.

Annual Short-Term Incentive Plan Decisions

Following the end of 2025, the Compensation Committee compared our actual financial performance to the target performance levels established for the year and applied the incentive formula under the 2025 STI to our actual performance and determined to payout at a level of 31.8% for each of our NEOs.

The applicable actual financial performance attained and resulting payout levels for our NEOs for 2025 were as follows:

Actual Achievement of 2025 STI Performance Measures
	Dr. Müller	Mr. Jones	Mr. Bohrson	Mr. Ilgenfritz
1-Year Sales Growth(1)	12.7%	12.7%	12.7%	12.7%
Goal Payout %(2)	127.3%	127.3%	127.3%	127.3%
4-year Rolling Sales Growth(3)	(15.9)%	(15.9)%	(15.9)%	(15.9)%
Goal Payout %(4)	0.0%	0.0%	0.0%	0.0%
Non-GAAP Pre-tax Income(5)	1.6%	1.6%	1.6%	1.6%
Goal Payout %(6)	0.0%	0.0%	0.0%	0.0%
Actual Amount of Fiscal Year 2025 STI Cash Incentives
Non-Equity Incentive Award Payable	$250,345	$108,621	$101,459	$80,975
% Targeted Award Amount	31.8%	31.8%	31.8%	31.8%
(1)	2025 1-year sales growth rate of 12.7% is calculated as the result of 2025 net sales (in thousands) of $452,956 divided by net sales results from 2024 of $401,779.
(2)	1-year sales growth result is weighted at 25% of the total 2025 STI target award amount.
(3)

2025 4-year rolling sales growth rate of (15.9)% is calculated as follows: the result of the sum of each year’s net sales from 2022 through 2025 (in thousands: $812,775, $636,322, $401,779, and $452,956 respectively), less the sum of each year’s net sales from 2021 through 2024 (in thousands: $887,214, $812,775, $636,322 and $401,779 respectively), divided by the sum of each year’s net sales from 2021 through 2024.

(4)	4-year rolling sales growth result is weighted at 25% of the total 2025 STI target award amount
(5)

2025 GAAP pre-tax loss was $62,407 (in thousands) which is (13.8)% of net sales of $452,956 (in thousands). 2025 non-GAAP pre-tax income was $7,333 (in thousands) which is 1.6% of net sales. A reconciliation of GAAP to non-GAAP pre-tax income is included in Appendix A to this proxy statement.

(6)	Non-GAAP pretax income result is weighted at 50% of the total 2025 STI target award amount.

On February 5, 2026, the Compensation Committee, reviewed and approved the short-term incentive plan for 2026 (the “2026 STI”). For the 2026 STI, we increased the weighting of the one-year sales growth rate metric to 45% and rebalanced the four-year rolling sales growth metric to 5% of the total 2025 STI incentive opportunity. The remaining 50% of the incentive opportunity will continue to be based on non-GAAP pre-tax income.

Long-Term Incentive Compensation

We provide long-term incentive compensation in the form of equity awards to our executive officers, including our NEOs. These awards are intended to align the interests of our executive officers with those of our stockholders by creating an incentive for them to maximize long-term stockholder value. They are also designed to encourage our executive officers to remain employed with us in a very competitive labor market. The Compensation Committee regularly monitors the environment in which we operate and revises our long-term incentive compensation arrangements as it determines to be necessary and appropriate to help meet our business objectives, including increasing long-term stockholder value.

Generally, in determining the size of the equity awards granted to our executive officers, including our NEOs, the Compensation Committee takes into consideration the recommendations of our CEO (except with respect to his own equity awards), an analysis of competitive market data prepared by its compensation consultant (with particular reference to the median of the competitive market), the potential GAAP accounting expense associated with the proposed awards (as compared to the companies in the compensation peer group), and the other factors described above. The Compensation Committee also considers the dilutive effect of our long-term incentive compensation practices, and the overall impact that these equity awards, as well as awards to other employees, will have on stockholder value. Further, the Compensation Committee has the discretion to determine whether awards in any given year will be made in the form of RSU awards, PSU awards, other awards or a combination thereof.

As described in more detail in “Potential Payments Upon Termination or Change in Control” below, our 2025 RSU and PSU awards granted to our executive officers are eligible to potentially accelerate vesting upon certain qualified terminations of employment or a change in control.  We believe providing these potential vesting acceleration benefits help us compete for and retain executive talent and maximize stockholder value because it provides our executives appropriate incentives to cooperate in negotiating a transaction involving a potential change in control of Cohu, including a potential change in control in which they believe they may lose their jobs or where their equity awards will not be assumed or continued.

The terms of the stock award agreements for RSUs granted through 2024 provide that in the event of a change in control, the RSUs will accelerate vesting and be settled at the time of the change in control. The terms of the award agreements for RSUs granted to our NEOs beginning in 2025 provide that such vesting acceleration will only occur should the acquiring corporation not assume or substitute for the RSUs in the change in control. The terms of the award agreements for PSUs granted through 2024 provide that in the event of a change in control, the PSUs will accelerate vesting and be settled at the time of the change in control. The terms of the award agreements for PSUs granted to our NEOs beginning in 2025, which cannot reasonably be assumed or substituted, provide for vesting acceleration upon a change in control at the greater of the target level or the level of performance attained through the change in control.

On March 11, 2025, consistent with the grant timing in prior years, the Compensation Committee, based on the factors described above, as well as considering market trends with alignment of individual responsibilities, contributions and performance, approved the grant of RSU awards and PSU awards to our executive officers, including our NEOs at the levels set forth in the table below. The Compensation Committee also determined that to continue the emphasis on performance-based compensation, the weighting of PSU awards would remain at 60% of the total annual equity awards and the weighting of RSU awards would remain at 40% of the total annual equity awards.

Named Executive Officer	Number of Restricted Stock Units Granted	Number of Performance Stock Units Granted (1)	Total Face Value of Stock Units at Time of Grant (2)
Luis A. Müller	97,067	145,601	$4,799,973
Jeffrey D. Jones	30,333	45,500	$1,499,977
Christopher G. Bohrson	22,244	33,367	$1,099,986
Klaus Ilgenfritz	15,166	22,750	$749,978

(1)	PSUs granted at the target award level.
(2)

20-day average closing price of COHU common stock preceding the grant date of March 11, 2025 was $19.78. The amounts shown above are the grant date target face value for stock awards issued in the form of RSUs and PSUs granted in 2025 as calculated based on the $19.78 average closing price.

Restricted Stock Unit Awards

Consistent with our other employee equity awards, the RSU awards granted to our executive officers in 2025 vest ratably over three years on each anniversary of the date of the grant.

Performance Stock Unit Awards

2025 PSU Awards

In 2025, the Compensation Committee evaluated its historical use of custom peer groups as the Comparator Group for the TSR in PSU awards and determined that continuing to use a broader-based index of companies remained appropriate to assess the performance of Cohu’s TSR. Therefore, the PSU awards granted to our executive officers in March 2025 will be earned based on our TSR as compared to the Russell 2000 Index (“RUT”) measured over a three-year performance period beginning on the first day of our fiscal year 2025, with earned shares vesting fully on the third anniversary of the date of grant. The performance period for the 2025 PSU Awards was set at three years to enhance the long-term focus of the program.

The methodology on how shares of our common stock may be earned under the 2025 PSU Awards is as follows:

PSU Award Feature	Description
Performance Period	Three fiscal years beginning on the first day of 2025
Performance Measure	TSR performance relative to the Russell 2000 Index (“RUT”)
Performance Scale	2x spread between COHU and RUT measured and added or subtracted from target (100%)
Performance Methodology

Net change in average closing price of COHU and RUT over the 20 trading-day period immediately preceding the beginning and end of the Performance Period. In the event that both COHU and RUT TSRs are less than zero, the number of shares earned will not exceed 100% of target.

Range of PSUs Earnable	0-200% of number of shares granted
Vesting Period	100% on third anniversary of the date of the grant

2023 PSU Award Results

The 2023 PSU awards had a three-year performance period after which the number of shares of our common stock earned was determined based on calculating two times the spread between the percentage increase or decrease in the COHU and RUT measured and added or subtracted from the target of 100%. The spread was measured as the net change in average closing market prices of COHU and RUT over the 20 trading-day period immediately preceding both January 1, 2023 (the beginning of the Performance Period) and December 27, 2025 (the end of the Performance Period).

Following the end of 2025, the Compensation Committee compared our actual performance with respect to the RUT and the TSR result for the years 2023 through 2025 which was calculated to be –69.5% and, therefore, the number of shares of our common stock earned under the 2022 PSU awards was 0% of the target number of shares granted to each executive officer.

The number of shares of our common stock earned by our NEOs with respect to their 2023 PSU awards was:

Named Executive Officer	Performance Stock Unit Award (Target Number of Shares)	2023-25 TSR Result(1)	Final Shares Earned	Final Shares Earned as a Percentage of Target Number of Shares(2)
Luis A. Müller	66,006	(69.5)%	0	0.0%
Jeffrey D. Jones	21,782	(69.5)%	0	0.0%
Christopher G. Bohrson	16,501	(69.5)%	0	0.0%
Klaus Ilgenfritz	7,425	(69.5)%	0	0.0%

(1)	COHU TSR compared to RUT TSR where RUT = +41.3%, COHU = -28.2%
(2)	100% + 2 times (RUT - COHU) TSR: 100% - (2 X -69.5%) = 0%

Deferred Compensation Benefits and Section 401(k) Plan

We maintain a nonqualified deferred compensation plan, the Cohu, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”), for our U.S. based executive officers and other employees designated by the Compensation Committee. Under the Deferred Compensation Plan, participants may elect to voluntarily defer receipt of up to 25% of their base salary and/or up to 100% of their annual cash incentive payment, thereby allowing them to defer taxation on such amounts.

Although we have not matched any participant contributions to the Deferred Compensation Plan since 2008, we may in the future match participant contributions to the Deferred Compensation Plan up to 4% of the participant’s annual base salary in excess of the specified annual compensation limit allowed under the Internal Revenue Code for contributions under the Section 401(k) plan. Our matching contributions and any deemed investment earnings attributable to these contributions, if any are actually made, will be 100% vested when the participant has two years of service with us. Prior to that time, such amounts are unvested. Participant contributions and deemed investment earnings are 100% vested at all times. For additional information on the Deferred Compensation Plan, see “2025 Nonqualified Deferred Compensation” below.

We maintain a tax-qualified defined contribution plan, the Cohu Employees’ Retirement Plan (the “401(k) Plan”), for our U.S. based executive officers and other employees. The majority of our U.S. based employees, including all of the U.S.- based NEOs, who are at least 21 years of age, are eligible to enroll in the 401(k) Plan. Under the 401(k) Plan, participants may contribute a percentage of their annual compensation subject to maximum annual contribution limitations. We may match participant contributions not to exceed specified annual limits. Our matching contributions in 2025 are immediately vested and our matching contribution was at the rate of 50% of the first 8% of employee pre-tax contributions to the plan. Generally, during 2025 the maximum annual amount that any participant could contribute to the 401(k) Plan was $23,500 unless aged 50 or more which allows participants to make an additional $7,500 in “catch-up” contributions or if aged 60 to 63 a total additional $11,250 in “catch-up” contributions and our maximum matching contribution was $14,000.

Welfare and Health Benefits

In 2025, our executive officers, including our NEOs, were eligible to receive health care insurance coverage and additional benefits that are generally available to our other employees located in the same country. These benefit programs include the employee stock purchase plan, medical, dental and vision insurance, long-term and short-term disability insurance, life and accidental death and dismemberment insurance, health and dependent care flexible spending accounts, business travel insurance, relocation/expatriate programs and services, educational assistance, employee assistance, and certain other benefits.

The 401(k) Plan and other generally available benefit programs allow us to be competitive for employee talent and we believe that the availability of these programs generally enhances employee productivity and loyalty. The principal objectives of our benefit programs are to give our employees access to quality healthcare, financial protection from unforeseen events, assistance in achieving retirement financial goals, enhanced health and productivity, and to provide support for global workforce mobility, in full compliance with applicable legal requirements. Typically, these generally- available benefits do not specifically factor into decisions regarding an individual executive officer’s total compensation or equity awards.

Each year, we informally review our U.S. based benefit programs against our peers with data provided by Aon, our health and welfare benefits broker of record, and by OneDigital Investment Advisors, our independent 401(k) Plan consultant. This review includes an analysis of the dollar value to an employee and the dollar cost to us for the benefits under the applicable plan using a standard population of employees. Similar evaluations are made in other regions with local benefit consultants.

We analyze changes to our benefit programs in light of the overall objectives of the programs, including the effectiveness of their incentive and retention features.

Perquisites and Other Personal Benefits

Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide perquisites to our executive officers, except in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective, and for recruitment, motivation, and retention purposes.

During 2025, we provided our NEOs with automobile expense reimbursement or allowances as follows:

Named Executive Officer	Annual Auto Allowance
Luis A. Müller	$9,000
Jeffrey D. Jones	$6,000
Christopher G. Bohrson	$6,000
Klaus Ilgenfritz(1)	$5,603

(1)	Mr. Ilgenfritz is paid in Euros and his Annual Auto Allowance has been converted to U.S. Dollars as required by SEC rules.

In the future, we may provide perquisites or other personal benefits to our executive officers in limited circumstances, as described above. We do not expect that these perquisites or other personal benefits will be a significant aspect of our executive compensation program. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the Compensation Committee.

Employment Agreements

With the exception of Mr. Ilgenfritz who is party to a “Managing Director Agreement” dated November 20, 2024, we do not have employment agreements with our NEOs. The material terms of stock awards granted to our NEOs in 2025 and performance-based cash incentives earned by our NEOs for 2025 are described in more detail in “Long-Term Incentive Compensation” and “Short-Term Incentive Plan”, respectively, above, and the material terms of severance and other termination benefits and compensation are articulated below in “Post-Employment Compensation”.

Post-Employment Compensation

In 2020, the Compensation Committee undertook, in consultation with Compensia, a review of its executive post-employment agreements. The objective of this review was to independently assess best practices and develop standard agreements to be implemented as the Compensation Committee deemed appropriate among the Company’s executive officers. The Compensation Committee approved a form of executive severance agreement (the “Severance Agreement”) and form of change in control agreement (the “Change in Control Agreement”) for certain of the Company’s executive officers (an “Executive”) as described below (the “Executive Agreements”). The post-employment payments and benefits which our NEOs are eligible to receive under the Executive Agreements are described in more detail in “Potential Payments upon Termination or Change in Control” below.

We believe providing these arrangements helps us compete for and retain executive talent. After reviewing the practices of companies represented in the compensation peer group, we believe that these arrangements are generally comparable with the severance packages offered to executives by the companies in the compensation peer group. We believe that the “double trigger” arrangement under the Change in Control Agreement maximizes stockholder value because it prevents an unintended windfall to these executive officers in the event of a change in control of Cohu, while still providing them appropriate incentives to cooperate in negotiating a transaction involving a potential change in control of Cohu in which they believe they may lose their jobs.

Other Compensation Policies

Stock Ownership Policy

We believe that stock ownership by our executive officers is important to link the risks and rewards inherent in stock ownership of these individuals and our stockholders. The Compensation Committee has adopted a stock ownership policy that requires our executive officers to own a minimum number of shares of our common stock. These mandatory ownership levels are intended to create a clear standard that ties a portion of these individuals’ net worth to the performance of our stock price. The policy provides that over the five-year period commencing with their appointment or employment as an executive officer or over a three-year period following an increase in their annual base salary or a new ownership level being approved, these individuals must accumulate and hold shares of our common stock having the following values:

Individual Subject to Stock Ownership Policy	Minimum Required Level of Stock Ownership
Chief Executive Officer	Three times annual base salary
Chief Financial Officer	Two times annual base salary
All other executive officers	One times annual base salary

Under our stock ownership policy, our executive officers should not sell any shares of our common stock, other than to settle tax withholding obligations due to the vesting of shares, until the applicable ownership level has been met and, once met, subsequent sales, if any, should not reduce their ownership of our common stock below these minimum ownership levels unless approved by the Compensation Committee in advance. Vested “phantom” and deferred but unissued shares of our common stock are included as shares owned for purposes of our stock ownership policy. The Compensation Committee monitors compliance with these stock ownership levels on an annual basis using the average closing price of our common stock during the preceding fiscal year. As of December 31, 2025, each of our NEOs was compliant with the policy.

Policy for Recovery of Erroneously Awarded Incentive Compensation

On October 2, 2023, we adopted a revised Policy for Recovery of Erroneously Awarded Incentive Compensation (“clawback” policy) that complies with the requirements of Exchange Act Rule 10D-1 and the corresponding Nasdaq listing standards under which if the Company is required to prepare a Restatement (as defined in the policy), the Company will seek to recover and clawback from any Affected Officer (as defined in the policy) reasonably promptly the Erroneously Awarded Compensation (as defined in the policy) received by the Affected Officer.

Equity Award Grant Policy

We grant equity awards to our executive officers under our stockholder-approved 2005 Plan. Pursuant to this plan, all stock option grants must have a per share exercise price at least equal to the fair market value of our common stock on the grant date. Grants of equity awards to newly hired or appointed executive officers, including NEOs, will typically be made at a regularly scheduled meeting of the Compensation Committee held subsequent to the new hire or appointment date. Ongoing equity award grants to our executive officers, including our NEOs, will be approved on an annual basis at a meeting of the Compensation Committee or our Board of Directors, as applicable, which is typically held in the first quarter of each fiscal year.

The Compensation Committee has not granted, nor does it intend in the future to grant, equity awards to our executive officers or any other individual in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement. Similarly, Cohu has not timed, nor does it intend in the future to time, the release of material nonpublic information based on equity award grant dates. In addition, because our equity awards typically vest or are earned over a multi-year period, the value to recipients of any immediate increase in the price of our common stock following an award will be minimal.

Treatment of Equity Awards Upon Retirement

In March 2023, after consultation with Compensia and external legal counsel, the Compensation Committee approved a policy providing for the continuation of vesting eligibility after retirement for certain equity awards granted to specific senior executives that satisfy the eligibility requirements of a Qualifying Retiring Employee, as defined in our Retirement Policy which appears as an exhibit to applicable equity award agreements. These requirements include being a minimum age for retirement, having completed a minimum number of years of service with Cohu, including tenure as a senior executive, and providing specific advance notice of the request to receive retirement benefits. This policy does not apply to any equity awards granted before March 2023. This policy applies to all our NEOs including our CEO. We believe providing these potential retirement benefits will help us compete for and retain executive talent as well as facilitate orderly transitions for retiring executives.

No Hedging or Pledging

Cohu’s Insider Trading Policy prohibits all officers, directors, and other employees with access to sensitive Company information from engaging in any form of hedging transaction (derivatives, equity swaps, forwards, etc.) in Cohu’s stock, including, among other things, short sales and transactions involving publicly traded options. In addition, such officers, directors, and employees are prohibited from holding Cohu stock in margin accounts and from pledging Cohu stock as collateral for loans. We believe that these policies further align the interests of our officers and directors with those of our stockholders.

Tax and Accounting Considerations

In designing our executive compensation program, the Compensation Committee takes into consideration the tax and accounting effects that each element of compensation will or may have on Cohu and our executive officers. The Compensation Committee seeks to keep the compensation expense associated with our executive compensation program as a whole within reasonable levels. When determining how to apportion between differing elements of compensation, the Compensation Committee’s goal is to meet our business objectives while maintaining cost neutrality. For example, if the Compensation Committee increases benefits under one compensation plan or arrangement resulting in higher compensation expense, it may seek to decrease benefits under another plan or arrangement to avoid compensation expense that is above the desired level.

Deductibility of Executive Compensation

Under Section 162(m), compensation paid to each of our NEOs and other “covered employees” that exceeds $1 million per taxable year is generally non-deductible. The Compensation Committee reserves the discretion, in its judgment, to approve compensation payments that may not be deductible as a result of the deduction limit of Section 162(m) when it believes that such payments are appropriate to attract and retain executive talent and are in the best interests of Cohu and our stockholders.

Taxation of Nonqualified Deferred Compensation

Section 409A of the Code requires that amounts that qualify as “nonqualified deferred compensation” satisfy requirements with respect to the timing of deferral elections, timing of payments, and certain other matters. Generally, the Compensation Committee intends to administer our executive compensation program and design individual compensation elements, as well as the compensation plans and arrangements for our employees generally, so that they are either exempt from, or satisfy the requirements of, Section 409A, which primarily results in negative tax consequences to our executive officers rather than Cohu. From time to time, we may be required to amend some of our compensation plans and arrangements to ensure that they are either exempt from, or compliant with, Section 409A.

We are not obligated under any compensation plan or arrangement to prevent or minimize any negative tax consequences that may affect our executive officers, nor are we required to pay any “gross-up” should any such consequences arise.

Taxation of “Parachute” Payments

Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to significant additional taxes if they receive payments or benefits in connection with a change in control of Cohu that exceeds certain prescribed limits, and that Cohu (or a successor) may forfeit a deduction on the amounts subject to this additional tax. We are not obligated to provide any NEO with a “gross- up” or other reimbursement payment for any tax liability that he or she may owe as a result of the application of Sections 280G or 4999 in the event of a change in control of Cohu.

Accounting for Stock-Based Compensation

The Compensation Committee takes accounting implications into consideration in designing compensation plans and arrangements for our executive officers and other employees. Chief among these is Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation, (“ASC Topic 718”), the standard which governs the accounting treatment of stock-based compensation awards.

ASC Topic 718 requires us to measure grant date fair value and recognize compensation cost in our financial statements all share-based payment awards to employees, directors and consultants, including stock option grants, restricted stock unit awards, and performance stock unit awards to our executive officers. Our estimate of share-based compensation expense requires a number of complex and subjective assumptions including our stock price volatility, employee exercise patterns (expected life of the options), forfeitures and related tax effects. The assumptions used in calculating the fair value of share-based payment awards represent our best estimates, but these estimates involve inherent uncertainties and the application of management judgment. Share-based compensation expense related to restricted stock unit awards (RSUs) is calculated based on the market price of our common stock on the date of grant, reduced by the present value of dividends expected to be paid on our common stock prior to vesting of the restricted stock unit. The estimated fair value of performance stock unit awards (PSUs) is determined on the grant date using the Monte Carlo simulation valuation model. The Monte Carlo simulation model incorporates assumptions for the risk-free interest rate, Cohu and the selected peer group stock price volatility, the correlation between Cohu and the selected index, and dividend yields. ASC Topic 718 also requires us to recognize the compensation cost of our share-based payment awards in our income statement over the period that an employee, including our executive officers, is required to render service in exchange for the award (which, generally, will correspond to the award’s vesting schedule). We record a provision for equity-based performance units outstanding based on our current assessment of achievement of the performance goals and recognize actual forfeitures as they occur.

Compensation Committee Report

The Committee has reviewed and discussed with management the Compensation Discussion and Analysis for 2025. Based on such review and discussions, the Committee recommended to the Board, and the Board has approved, that the Compensation Discussion and Analysis be included in Cohu’s proxy statement for its 2026 Annual Meeting of Stockholders.

This report is submitted by the Compensation Committee.

Steven J. Bilodeau (Chair)         Andreas W. Mattes         Nina L. Richardson

2025 Summary Compensation Table

The following table shows compensation information for fiscal year 2025 for our NEOs.

Named Executive Officer	Year	Salary ($)	Stock Awards ($) (1)	Non-Equity Incentive Plan Comp. ($) (2)	All Other Comp. ($) (3)	Total ($)
Luis A. Müller	2025	715,000	3,508,493	250,345	24,221	4,498,059
President &	2024	715,000	4,091,920	-	24,164	4,831,084
Chief Executive Officer	2023	708,846	5,051,219	752,378	24,164	6,536,607
Jeffrey D. Jones	2025	455,000	1,096,393	108,621	21,147	1,681,161
Sr. Vice President, Finance &	2024	455,000	1,350,312	-	21,043	1,826,355
Chief Financial Officer	2023	452,231	1,666,891	326,445	21,043	2,466,610
Christopher G. Bohrson	2025	425,000	804,022	101,459	21,099	1,351,580
Sr. Vice President,	2024	425,000	1,022,948	-	20,961	1,468,909
Chief Customer Officer	2023	418,846	1,262,779	304,921	20,962	2,007,508
Klaus Ilgenfritz (4)	2025	418,887	548,188	80,975	11,888	1,059,938
Sr. Vice President,
Chief Product Officer

(1)

Amounts shown do not reflect compensation actually received by the NEOs. Instead, the amounts shown above are the grant date fair value for stock awards issued in the form of RSUs and PSUs granted in fiscal years 2025, 2024, and 2023, calculated in accordance with FASB Topic ASC 718 without regard to estimated forfeitures. The assumptions used to calculate the grant date fair value of the stock awards are set forth in Note 6, “Employee Benefit Plans”, included in Part IV, Item 15(a) of Cohu’s Annual Report on Form 10-K for the year ended December 27, 2025, filed with the SEC. The derived grant date fair value for the stock award is recognized, for financial statement purposes, over the number of days of service required for the award to vest in full. No stock options were granted to the NEOs during the three-year period ended December 27, 2025. Assuming the highest level of performance conditions are achieved, the grant date fair values for performance-based stock awards made in 2025 would be $3,811,834, $1,191,190, $873,548 and $595,595 for Dr. Müller and Messrs. Jones, Bohrson, and Ilgenfritz, respectively. Using the same assumptions, the grant date fair values for performance-based stock awards made in 2024 was $5,037,287, $1,662,274, and $1,259,305 and in 2023 was $6,827,661, $2,253,130 and $1,706,863 for Dr. Müller and Messrs. Jones and Bohrson, respectively.

(2)

Amounts consist of performance-based cash incentives received by the NEO earned for the 2025, 2024, and 2023 performance periods. Such amounts were paid under the 2005 Plan in February or March of the following fiscal year.

(3)	The amounts shown in this column reflect the following for each NEO:
■

For U.S. based NEOs, includes amounts of Cohu’s matching contributions in 2025 under the Cohu 401(k) Plan (which is more fully described elsewhere herein under the heading “Retirement Benefits Under the 401(k) Plan, Executive Perquisites and Generally Available Benefits”).

■	The value attributable to life insurance benefits provided by Cohu (such amount is taxable to the recipient).
■	Monthly automobile expense allowance paid by Cohu (such amount is taxable to the recipient).
■	Employer contributions to the retirement plan considered a taxable under German law.
■

Except as noted above, the amount attributable to each such perquisite or benefit for each NEO does not exceed the greater of $25,000 or 10% of the total amount of perquisites and personal benefits received by such NEO.

(4)

Mr. Ilgenfritz became an NEO effective January 2025 in connection with his promotion to Chief Product Officer. Accordingly, the Company is providing compensation information for Mr. Ilgenfritz beginning with fiscal 2025 only. No compensation amounts for prior fiscal years are presented because he was not a NEO prior to fiscal 2025.

2025 Pay Versus Performance

We are providing the following required information about the relationship between executive compensation actually paid and certain financial performance of Cohu as required by Item 402(v) of Regulation S-K. Further details regarding Cohu’s variable pay-for-performance philosophy and how Cohu aligns executive compensation with company performance, refer to “Executive Compensation and Other Information” above in the CD&A.

2025 Pay Versus Performance Table

Compensation Actually Paid (“CAP”)

Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(2)	Average Summary Compensation Table Total for Other NEOs(3)	Average Compensation Actually Paid to Other NEOs(4)	Total Share-holder Return(5)	Peer Group Total Share-holder Return(6)	Net Income(7)	Non-GAAP Pre-tax
	($)	($)	($)	($)	($)	($)	($M)	Income(8)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	4,498,059	4,461,888	1,364,226	1,452,370	60.62	138.29	7.3	1.6%
2024	4,831,084	(1,458,139)	1,286,156	(143,258)	120.65	206.70	(9.1)	(0.0)%
2023	6,536,607	3,579,668	1,727,107	1,468,471	159.14	191.07	28.2	16.6%
2022	5,315,286	5,406,262	1,546,037	1,547,883	144.12	137.78	96.8	21.8%
2021	4,582,416	959,803	1,360,173	597,988	170.92	183.27	167.3	19.5%

(1)

The dollar amounts reported in column (b) are the amounts of total compensation reported for Dr. Müller, our Chief Executive Officer (“CEO”) for each corresponding year in the “Total” column of the Summary Compensation Table in each applicable year.

(2)

The dollar amounts reported in column (c) are the amount of “compensation actually paid” to Dr. Müller as defined by Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Dr. Müller during the applicable year. The adjustments made to Dr. Müller’s total compensation for each year to determine the CAP are detailed in the CEO Summary Compensation Table Total to CAP Reconciliation table below.

(3)

The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s NEOs as a group (excluding Dr. Müller, our CEO) in the “Total” column of the Summary Compensation Table in each applicable year. The NEOs included for purposes of calculating the average amounts and “compensation actually paid” in 2025 are as follows: Mr. Jeffrey Jones, Mr. Christopher Bohrson, and Mr. Klaus Ilgenfritz. The NEOs included for purposes of calculating the average amounts and “compensation actually paid” in 2024, 2023, 2022 and 2021 are as follows: Mr. Jeffrey Jones, Mr. Christopher Bohrson, Mr. Thomas Kampfer and Mr. Ian Lawee.

(4)

The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Dr. Müller), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Dr. Müller) during the applicable year. The adjustments made to the NEO’s total compensation for each year to determine the CAP are detailed in the Average Other NEO Summary Compensation Table Total to CAP Reconciliation table below.

(5)	Cumulative TSR is calculated assuming a $100 investment in Cohu’s common stock, on December 24, 2020.
(6)

Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the custom Peer Group Index as reported in the Comparative Stock Performance Graph in Cohu’s Annual Report on Form 10-K. For 2025, the peer group was comprised of ACM Research, Inc., Alpha & Omega Semiconductor Limited, Arlo Technologies, Inc., Axcelis Technologies, Inc., Badger Meter, Inc., FormFactor, Inc., Harmonic Inc., Ichor Holdings Ltd., indie Semiconductor, Inc., Kulicke and Soffa Industries, Inc., MACOM Technology Solutions Holdings, Inc., MaxLinear, Inc., Novanta, Inc., OSI Systems, Inc., PAR Technology Corporation, Penguin Solutions, Inc., Photronics, Inc., Power Integrations, Inc., Semtech Corporation, Silicon Laboratories Inc., Ultra Clean Holdings, Inc., Veeco Instruments Inc., and Vishay Precision Group, Inc. In 2024 and 2023 the peer group was made up of Advanced Energy Industries, Inc., Alpha & Omega Semiconductor Limited, Axcelis Technologies, Inc., Badger Meter, Inc., Cirrus Logic, Inc., FormFactor, Inc., Harmonic Inc., Ichor Holdings Ltd., Kulicke and Soffa Industries, Inc., MACOM Technology Solutions Holdings, Inc., MaxLinear, Inc., Novanta, Inc., Onto Innovation, OSI Systems, Inc., Penguin Solutions (formerly SMART Global Holdings), Photronics, Inc., Ultra Clean Holdings, Inc. and Veeco Instruments, Inc. The only change from the custom peer group used in 2022 was the removal of National Instruments Corporation, due to it being acquired by Emerson Electric Co, and therefore the data reported in the 2023 CAP table has been recalculated removing National Instruments Corporation’s shareholder return values. As reported in the 2022 CAP table, the Peer Group Total Shareholder Return rate for 2021 and 2022 when the Peer Group included National Instruments Corporation was 171.53 and 124.23 respectively.

(7)	The dollar amounts reported represent the amount of net income reflected in Cohu’s audited financial statements for the applicable year.
(8)

While we believe that the Relative Total Stockholder Return (“RTSR”) Percentile used in Cohu’s annual Long-Term Incentive (“LTI”) plan as described in the CD&A is the most important financial measure used to link compensation actually paid to our NEOs, this RTSR is calculated over a three-year period and therefore cannot be used in this table. As Cohu uses other financial and non-financial performance measures for the purpose of evaluating performance for compensation programs, Cohu determined that the non-GAAP pre-tax income as a percentage of sales performance used in the annual Short-Term Incentive (“STI”) plan as described in the CD&A represents the most important performance measure (that is not otherwise required to be disclosed in the table) used to link compensation actually paid to our NEOs, for the most recently completed fiscal year, to company performance.

To calculate the CAP, the following amounts were deducted from and added to the Summary Compensation Table (“SCT”) total compensation.

CEO SCT Total to CAP Reconciliation

Year	Reported Summary Compensation Table Total for CEO	Reported Value of Equity Awards(1)	Equity Award Adjustments(2)	Reported Change in the Actuarial Present Value of Pension Benefits(3)	Pension Benefits(3)	CAP to CEO
	($)	($)	($)	($)	($)	($)
2025	4,498,059	(3,508,493)	3,472,322	N/A	N/A	4,461,888
2024	4,831,084	(4,091,920)	(2,197,303)	N/A	N/A	(1,458,139)
2023	6,536,607	(5,051,219)	2,094,280	N/A	N/A	3,579,668
2022	5,315,286	(3,321,901)	3,412,877	N/A	N/A	5,406,262
2021	4,582,416	(2,891,579)	(731,034)	N/A	N/A	959,803

(1)	The grant date fair value of equity awards represents the amounts reported in the “Stock Awards” column in the SCT for each applicable year.
(2)

The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are detailed in the Equity Component of CAP Reconciliation tables that follow.

(3)	Neither the CEO nor any other NEO has Pension Benefits.

CEO Equity Component of CAP Reconciliation

Year	Year End Fair Value of Equity Awards	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
	($)	($)	($)	($)	($)	($)	($)
2025	5,465,854	(1,455,751)	-	(537,781)	-	-	3,472,322
2024	2,376,980	(4,371,968)	-	(202,315)	-	-	(2,197,303)
2023	1,557,302	252,541	-	284,437	-	-	2,094,280
2022	4,186,241	(287,392)	-	63,290	(549,262)	-	3,412,877
2021	2,406,454	(3,329,004)	-	191,516	-	-	(731,034)

Average Other NEOs SCT Total to CAP Reconciliation

Year	Average Reported Summary Compensation Table Total for Other NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(1)	Average Reported Change in the Actuarial Present Value of Pension Benefits	Average Pension Benefits	Average CAP to Other NEOs
	($)	($)	($)	($)	($)	($)
2025	1,364,226	(716,935)	805,079	N/A	N/A	1,452,370
2024	1,286,156	(861,091)	(568,323)	N/A	N/A	(143,258)
2023	1,727,107	(1,054,404)	795,768	N/A	N/A	1,468,471
2022	1,546,037	(693,436)	695,282	N/A	N/A	1,547,883
2021	1,360,173	(610,078)	(152,107)	N/A	N/A	597,988

(1)	The amounts deducted or added in calculating the equity award adjustments are detailed in the Equity Component of CAP Reconciliation tables that follow.

Other NEO Equity Component of CAP Reconciliation

Year	Year End Fair Value of Equity Awards	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Total Equity Award Adjustments
	($)	($)	($)	($)	($)	($)
2025	1,271,554	(341,642)	-	(124,833)	-	805,079
2024	518,278	(1,039,301)	-	(47,300)	-	(568,323)
2023	391,724	46,783	-	357,261	-	795,768
2022	873,864	(61,393)	-	(1,846)	(115,343)	695,282
2021	507,725	(695,566)	-	35,734	-	(152,107)

2025 Tabular List of Financial Performance Measures

As described in greater detail in the CD&A, Cohu’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics used for both our long-term and short-term incentive programs are selected to incentivize our NEOs to increase the value of our enterprise to our stockholders. We use three financial performance measures to determine the compensation of our CEO and all other NEOs as discussed in the CD&A above. The most important financial performance measures used by Cohu to link executive compensation actually paid to the NEOs for the most recently completed fiscal year are:

•	Relative Total Stockholder Return (RTSR) of Cohu stock versus the Russel 2000 Index
•	Non-GAAP Pretax Income
•	Both one-year and four-year Rolling Sales Growth

Non-GAAP Pretax Income and the Four-year Rolling Sales metrics are used to determine the Short-Term Incentive Program and the RTSR versus the Russel 2000 Index is used in the to determine the Long-Term Incentive Program earned Performance Share Units. These two programs determine a significant proportion of our CEO and other NEO’s annual compensation earned.

Relationship of Financial Performance Measures to Compensation Actually Paid

These financial performance measures are not all reflected in the Pay versus Performance table above and as Cohu generally seeks to incentivize long-term performance, we do not specifically align performance measures with compensation actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. As the table and subsequent charts show, the required equity adjustments to determine CAP results in yearly swings in CAP levels that are heavily influenced by timing of past equity awards and stock price fluctuations rather than actual company or executive performance in any given year. We are providing the following required descriptions of the relationships between information presented in the Pay versus Performance table.

We selected our Comparative Stock Performance Graph custom Peer Group Index for the Cumulative TSR metric as it is comprised from companies within our industry and we believe reflects an appropriate comparison group for executive compensation. As discussed above, due to one of the Peer Group companies being acquired in 2025, we are illustrating both the historical Peer Group Index Cumulative TSR and the current Peer Group Index Cumulative TSR. Cohu’s Cumulative TSR (calculated assuming a $100 investment in Cohu’s common stock, on December 24, 2020) has outperformed our current peer group for two of the five years being compared. There does not appear to be a direct correlation between the performance of Cumulative TSR to CAP as discussed above.

Cohu does not use GAAP Net Income in determining compensation paid to any of our CEO and other NEOs. This data is reported to comply with the requirements of Item 402(v) of Regulation S-K.

Cohu uses its results in non-GAAP pretax income to determine 50% of the compensation earned under the 2025 STI plan as discussed in the Short-Term Incentive Plan section of the CD&A. We selected this metric as we feel it has the most direct impact on compensation levels earned by our CEO and other NEOs. Cohu’s non-GAAP pretax income performance exceeded the target level of 15% in three of the four years presented below. While there is a general directional relationship of CAP to the performance of non-GAAP pretax income, the amplitude of CAP does not appear to have a direct correlation to the level of non-GAAP pretax income for the reasons discussed above.

2025 CEO Pay Ratio

As required by Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Dr. Luis Müller, our CEO.

For 2025, our last completed fiscal year:

•	The median of the annual total compensation of all employees of our company (other than our CEO), was $26,620; and
•	The annual total compensation of our CEO, as reported in the Summary Compensation Table presented elsewhere in this Proxy Statement, was $4,498,059.

Based on this information, for 2025 the ratio of the annual total compensation of Dr. Müller, our CEO, to the median of the annual total compensation of all our employees was 169 to 1.

We believe that this pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

To identify the median compensated employee in 2025, we determined that, as of November 1, 2025, our employee population consisted of approximately 2,800 individuals globally, with 15% of these individuals located in the Americas (primarily in the U.S.), 10% located in Europe (primarily in Germany and Switzerland), and 75% located in Asia (primarily in Malaysia and the Philippines).

We selected November 1, 2025, which is within the last three months of 2025, as the date upon which we would identify the “median employee” to allow sufficient time to identify the median employee given the global scope of our operations. We excluded equity compensation as a factor in identifying the median employee as less than 10% of our employee population receives equity grants as part of their compensation. Additionally, we used forecasted 2025 compensation (actual compensation paid January through October 2025 plus estimated compensation for November through December 2025) based on salary or wages, overtime pay, monthly allowances, statutory bonuses, and incentive pay received. Due to the geographical distribution of our employee populations, we also excluded social program contributions and other benefits as these vary greatly from country to country.

Using this methodology, we determined that the “median employee” was a full-time, salaried employee located in the Philippines. The median employee’s actual annual total compensation for the 12-month period ending December 31, 2025, was $26,620. This amount includes all wages, overtime pay, statutory and variable incentive payments, allowances and localized personal benefits converted to U.S. Dollars.

2025 Grants of Plan-Based Awards

The following table shows all plan-based awards granted to our NEOs during fiscal year 2025, which ended on December 27, 2025. The stock awards identified in the table below are also reported in the “Outstanding Equity Awards on December 27, 2025” table included herein. Cohu did not grant any stock options to NEOs under the 2005 Plan in fiscal year 2025.

Named		Grant	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of	Grant Date Fair Value of Stock and
Executive Officer	Award Type	Date	Thres- hold ($)	Target ($)	Maxi- mum ($)	Thres- hold (#)	Target (#)	Maxi- mum (#)	Shares of Stock or Units (#)(3)	Option Awards ($)(4)
Luis A. Müller	Cash Incentives	-	0	786,500	1,573,000	-	-	-	-	-
	Time-based RSUs	3/11/2025	-	-	-	-	-	-	97,067	1,602,576
	Performance-based RSUs	3/11/2025	-	-	-	0	145,601	291,202	-	1,905,917
Jeffrey D. Jones	Cash Incentives	-	0	341,250	682,500	-	-	-	-	-
	Time-based RSUs	3/11/2025	-	-	-	-	-	-	30,333	500,798
	Performance-based RSUs	3/11/2025	-	-	-	0	45,500	91,000	-	595,595
Christopher G. Bohrson	Cash Incentives	-	0	318,750	637,500	-	-	-	-	-
	Time-based RSUs	3/11/2025	-	-	-	-	-	-	22,244	367,248
	Performance-based RSUs	3/11/2025	-	-	-	0	33,367	66,734	-	436,774
Klaus Ilgenfritz	Cash Incentives	-	0	254,396	508,792	-	-	-	-	-
	Time-based RSUs	3/11/2025	-	-	-	-	-	-	15,166	250,391
	Performance-based RSUs	3/11/2025	-	-	-	0	22,750	45,500	-	297,798

(1)

Amounts shown are estimated possible payouts for fiscal year 2025 under the executive cash incentive plan. These amounts are based on the individual’s 2025 base salary amounts, and position. The maximum amount shown is 200% of the target amount for each of the NEOs. Actual cash incentives received by the NEOs for 2025 are reported in the Summary Compensation Table under the column entitled “Non-Equity Incentive Plan Compensation.” Amounts earned by our NEOs for performance in 2025 are based on the attainment of performance goals for both Cohu and the individual NEO, as described in more detail in “Annual Cash Incentives” in the CD&A above.

(2)

The PSU awards granted to our NEOs in 2025 are subject to certain adjustments resulting from the performance of our total stockholder return (“TSR”) relative to a pre-selected comparator group over the three-year period following the date of grant. The PSU awards granted in 2025 may be earned and vest 100% on the third anniversary of the date of grant.

(3)

The amounts reflect the number of RSUs awarded to each NEO under the 2005 Plan. The RSU awards granted to our NEOs in 2025 vest ratably in three equal annual installments over three years following the date of grant.

(4)

The amounts shown are the grant date fair value for stock awards granted in 2025. The assumptions used to calculate the grant date fair value of the awards are set forth in Note 6, “Employee Benefit Plans”, included in Part IV, Item 15(a) of Cohu’s Annual Report on Form 10-K for the year ended December 27, 2025, filed with the SEC.

Outstanding Equity Awards on December 27, 2025 Table

The following table shows all outstanding equity awards held by our NEOs at the end of 2025, which ended on December 27, 2025.

	STOCK AWARDS
Named Executive Officer	Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (4)
Luis A. Müller	3/14/2022	13,711 (1)	322,071	-	-
	3/14/2023	22,002 (1)	516,827	66,006	1,550,481
	3/12/2024	32,962 (1)	774,277	74,165	1,742,136
	3/11/2025	97,067 (1)	2,280,104	145,601	3,420,167
Jeffrey D. Jones	3/14/2022	4,433 (1)	104,131	-	-
	3/14/2023	7,260 (1)	170,537	21,782	511,659
	3/12/2024	10,877 (1)	255,501	24,474	574,894
	3/11/2025	30,333 (1)	712,522	45,500	1,068,795
Christopher G. Bohrson	3/14/2022	2,925 (1)	68,708	-	-
	3/14/2023	5,500 (1)	129,195	16,501	387,608
	3/12/2024	8,240 (1)	193,558	18,541	435,528
	3/11/2025	22,244 (1)	522,512	33,367	783,791
Klaus Ilgenfritz	3/14/2022	1,256 (1)	29,503	-	-
	3/14/2023	2,474 (1)	58,114	7,425	174,413
	3/12/2024	4,532 (1)	106,457	10,197	239,528
	3/11/2025	15,166 (1)	356,249	22,750	534,398

(1)

RSUs awarded in 2023 or earlier vest and shares are issued in four equal annual installments over the four year period following the date of grant. RSUs awarded in 2024 vest and shares are issued in three equal annual installments over the three year period following the date of grant.

(2)	Based on a closing market price of Cohu’s common stock of $23.49 per share as reported on the Nasdaq Global Select Market on December 27, 2025.
(3)

Reflects PSUs granted under the 2023, 2024 and 2025 PSU program at the target award level. PSUs granted in 2023, 2024 and 2025 may be earned at a level ranging from 0%-200% of the target award level on the third anniversary of their grant subject to continued service through the certification date.

(4)	Based on a closing price of Cohu’s common stock of $23.49 as reported on the Nasdaq Global Select Market on December 27, 2025.

2025 Option Exercise and Stock Vested Table

The following table shows the value realized upon all stock awards vested and the value realized upon vesting by our NEOs during 2025. No stock options were exercised by our NEOs nor are any stock options outstanding in 2025.

	Stock Awards
Named Executive Officer	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Luis A. Müller	70,446	1,191,290
Jeffrey D. Jones	22,993	388,797
Christopher G. Bohrson	16,054	271,298
Klaus Ilgenfritz	7,300	123,163

(1)

Number of shares acquired on vesting is before reduction for shares withheld to cover tax withholding. Cohu withheld the following number of shares for tax withholding: Dr. Müller, 70,615 shares; Mr. Jones, 23,523 shares; Mr. Bohrson, 15,713 shares and Mr. Ilgenfritz, 6,217 shares.

(2)

The value realized equals the number of units that vested multiplied by the per-share closing price of Cohu’s common stock on the vesting date. Amounts presented are gross amounts before required tax withholding.

2025 Nonqualified Deferred Compensation

The Deferred Compensation Plan, as summarized in the Compensation Discussion and Analysis above, permits eligible participants to defer compensation from salary and cash incentives. The Deferred Compensation Plan limits the amount of participant deferrals to 25% of salary and 100% of cash incentives. Cohu may make matching contributions as summarized in the Compensation Discussion and Analysis.

Participant and employer contributions, distributions and deemed investment earnings and losses are accumulated in individual deferral investment accounts as established by the Deferred Compensation Plan. The deemed investment gains or losses credited to a participant’s account are based on investment elections made by the participant from prescribed mutual fund investment options. Participants may elect to receive payment of their deferral account in ten or 15 annual installments upon retirement and in lump sum or five, ten or 15 annual installments upon disability, death, termination or change in control of Cohu, as defined in the Deferred Compensation Plan.

As of December 27, 2025, none of our NEOs have any amounts deferred under the Deferred Compensation Plan.

Equity Compensation Plan Information

The following table summarizes information with respect to equity awards under Cohu’s equity compensation plans at December 27, 2025 (in thousands, except per share amounts and amounts quoted in footnotes):

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted average exercise price of outstanding options, warrants and rights (b)(2)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(3)
Equity compensation plans approved by security holders	2,087	$-	2,195
Equity compensation plans not approved by security holders	-	-	-
	2,087	$-	2,195

(1)

Includes options, restricted stock units (RSUs) and performance stock units (PSUs) outstanding under Cohu’s equity incentive plans, as no stock warrants or other rights were outstanding as of December 27, 2025.

(2)	The weighted average exercise price of outstanding options, warrants and rights does not take RSUs and PSUs into account as RSUs and PSUs have no exercise price.
(3)	Includes 353,581 shares of common stock reserved for future issuance under the Cohu 1997 Employee Stock Purchase Plan.

Compensation Committee Interlocks and Insider Participation

None of the Compensation Committee’s members during the last fiscal year have, at any time, been an officer or employee of Cohu. During fiscal year 2025, no member of the Compensation Committee had any relationship with Cohu requiring disclosure under Item 404 of Regulation S-K. None of Cohu’s executive officers serves, or in fiscal year 2025 has served, as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving on Cohu’s Board or Compensation Committee.

Potential Payments Upon Termination or Change in Control

The Compensation Committee previously undertook, in consultation with Compensia, a review of its executive agreements. The objective of this review was to independently assess best practices and develop standard agreements to be implemented as the Compensation Committee deemed appropriate among the Company’s executive officers. The Compensation Committee approved a form of executive severance agreement (the “Severance Agreement”) and form of change in control agreement (the “Change in Control Agreement”) for the Company’s named executive officers other than Mr. Ilgenfritz who had an existing managing director services agreement with the Company as further described below (each, an “Executive”), as described below. The Company first entered into the Severance Agreements and Change in Control Agreements with the Executives on September 8, 2020. On November 13, 2024, the Company entered into the Addendum 1 to the Managing Director’s Service Agreement with Mr. Ilgenfritz (the “Ilgenfritz Agreement”).

The Severance Agreement provides that if an Executive’s employment is terminated by the Company without Cause, or additionally only in the case of our CEO, if he voluntarily resigns for Good Reason, then, subject to the Executive’s continued compliance with the obligations set forth in the Executive’s Confidentiality and Inventions Agreement and the Executive’s signing and not revoking a separation agreement and release of claims in favor of Cohu, the Executive would be entitled to: (1) any expense reimbursements, wages and other benefits due to Executive under any Company-provided plans, policies and arrangements (the “Accrued Amounts”); (2) a lump sum payment equal to a multiplier (as summarized below) multiplied by the Executive’s annual base salary; and (3) reimbursement for the Executive’s COBRA continuation premiums for the Premium Payment Period (as summarized below). If an Executive’s employment with the Company terminates (A) voluntarily by the Executive (other than for Good Reason in the case of our CEO), (B) for Cause by the Company, or (C) due to Executive’s death or disability, the Executive would not be entitled to receive any severance payments, but in the event of death their estate would be eligible for a pro-rata incentive bonus for the year in which the termination date occurs.

The Change in Control Agreement provides that if an Executive’s employment is terminated by the Company without Cause or the Executive voluntarily resigns for Good Reason, in either case beginning 60 days preceding the date of an event constituting a Change in Control and ending on the second anniversary of the date of the event constituting such Change in Control, then, subject to the Executive’s continued compliance with the obligations set forth in the Executive’s Confidentiality and Inventions Agreement and the Executive’s signing and not revoking a separation agreement and release of claims in favor of Cohu, the Executive would be entitled to: (1) the Accrued Amounts; (2) a lump sum payment equal to a multiplier (as summarized below) multiplied by the Executive’s annual base salary; (3) a lump sum payment equal to a multiplier (as summarized below) multiplied by the Executive’s target bonus amount in the year of termination; (4) a lump sum payment equal to the pro-rated portion of Executive’s target bonus amount for the fiscal year in which the termination date occurs; (5) reimbursement for the Executive’s COBRA continuation premiums for the Premium Payment Period (as summarized below); and (6) all of Executive’s then unvested awards relating to the Company’s common stock or equivalent equity awards as assumed, continued or substituted for by an Acquiror, whether stock options, shares of restricted stock, restricted stock units, performance share units, or otherwise, outstanding as of the Termination Date would become vested in full. If an Executive’s employment with the Company terminates (A) voluntarily by the Executive, other than for Good Reason, (B) for Cause by the Company, or (C) due to Executive’s death or disability, the Executive would not be entitled to receive any severance payments, but in the event of death the Executive’s estate would be eligible for a pro- rata incentive bonus for the year in which the termination date occurs.

The Ilgenfritz Agreement provides that if Mr. Ilgenfritz’s employment is terminated by the Company without Cause or Mr. Ilgenfritz voluntarily resigns for Good Reason, in either case beginning 60 days preceding the date of an event constituting a Change in Control and ending on the second anniversary of the date of the event constituting such Change in Control, then, subject to the Mr. Ilgenfritz’s continued compliance with the obligations set forth in the Ilgenfritz Agreement and Mr. Ilgenfritz’s signing and not revoking a separation agreement and release of claims in favor of Cohu, Mr. Ilgenfritz would be entitled to: (1) the Accrued Amounts; (2) a lump sum payment equal to a multiplier (as summarized below) multiplied by Mr. Ilgenfritz’s annual base salary; (3) a lump sum payment equal to a multiplier (as summarized below) multiplied by Mr. Ilgenfritz’s target bonus amount in the year of termination; (4) a lump sum payment equal to the pro-rated portion of Mr. Ilgenfritz’s target bonus amount. If Mr. Ilgenfritz’s employment with the Company terminates (A) voluntarily by Mr. Ilgenfritz, other than for Good Reason, (B) for Cause by the Company, or (C) due to Mr. Ilgenfritz’s death or disability, Mr. Ilgenfritz would not be entitled to receive any severance payments other than the Accrued Amounts, but in the event of his death his estate would be eligible for a pro-rata incentive bonus for the year in which the death occurs. Mr. Ilgenfritz’ employment agreement separately provides for a six-month notice period for termination.

The terms of the stock award agreements for RSUs granted through 2024 provide that in the event of a change in control, the RSUs will accelerate vesting and be settled at the time of the change in control. The terms of the award agreements for RSUs granted to our NEOs beginning in 2025 provide that such vesting acceleration will only occur should the acquiring corporation not assume or substitute for the RSUs in the change in control. The terms of the award agreements for PSUs granted through 2024 provide that in the event of a change in control, the PSUs will accelerate vesting and be settled at the time of the change in control. The terms of the award agreements for PSUs granted to our NEOs beginning in 2025, which cannot reasonably be assumed or substituted, provide for vesting acceleration upon a change in control at the greater of the target level or the level of performance attained through the change in control.

The Severance and Change in Control Agreements had a three-year Initial Term and were automatically extended for successive two-year periods starting on September 8, 2023, and September 8, 2025, as neither party had delivered written notice to the other party within six months prior to the completion of the then effective Term that the Agreement would not be extended. The Ilgenfritz Agreement has a three-year Initial Term and will automatically be extended for a two-year period starting on November 13, 2027, as long as neither the Company nor Mr. Ilgenfritz delivers written notice to the other party within six months prior to the completion of the then effective Term that the agreement will not be extended.

	Severance Agreement		Change in Control Agreement
Named Executive Officer	Multiplier	COBRA Premium Payment Period	Multiplier	COBRA Premium Payment Period
Luis A. Müller President & CEO	150%	18 months	200%	24 months
Jeffrey D. Jones Sr. Vice President, Finance & Chief Financial Officer	100%	12 months	150%	18 months
Christopher G. Bohrson Sr. Vice President, Chief Customer Officer	100%	12 months	150%	18 months
Klaus Ilgenfritz Sr. Vice President, Chief Product Officer	N/A(1)	N/A(2)	150%	N/A(2)

(1)

Mr. Ilgenfritz’s local Managing Director’s Service Agreement provides for six months notice period for termination, during which he will receive his full salary payments, and could be entitled to a pro rata share of any bonus entitlements through the end of the notice period, each of which would be included in the “Accrued Amounts” described above.

(2)	COBRA coverage which is not applicable in Germany where he is employed.

Qualifying Termination in Connection with a Change of Control

For this purpose, a change in control of Cohu means the occurrence of any of the following, in one or a series of related transactions:

(i)

Any one person, or more than one person acting as a group (“Person”) acquires ownership of Cohu’s securities that, together with the stock held by such Person, constitutes more than 50% of the total voting power of Cohu’s then outstanding stock;

(ii)

A change in the effective control of Cohu which occurs on the date that a majority of members of the Board is replaced during any 12-month period (six-month period in the case of our CEO) by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or

(iii)

The closing of any transaction involving a change in ownership of a substantial portion of Cohu’s assets which occurs on the date that any Person acquires (or has acquired during any 12 month period ending on the date of the most recent acquisition by such Person or Persons) assets from Cohu that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of Cohu immediately prior to such acquisition or acquisitions.

The term “change in control” shall not include a consolidation, merger, or other reorganization if upon consummation of such transaction all of the outstanding voting stock of Cohu is owned, directly or indirectly, by a holding company, and the holders of Cohu’s common stock immediately prior to the transaction have substantially the same proportionate ownership and voting control of such holding company after such transaction.

A transaction will not be deemed a change in control unless the transaction qualifies as a change in control event for the purposes of Section 409A of the Internal Revenue Code.

Additionally, the 2005 Plan provides that in the event of a change in control of Cohu, as defined in the 2005 Plan, should the acquiring corporation not assume or substitute for the outstanding equity awards of Cohu, the exercisability and vesting of all such equity awards will be accelerated, effective as of a date prior to the change in control.

In the event of the occurrence of both a change in control and the subsequent termination of employment (as applicable), as of December 27, 2025, the amounts payable to our NEOs would have been as follows. In the event of the occurrence of a change in control on December 27, 2025, the amounts payable to our NEOs would have been as set forth in the following chart solely under the RSUs/PSUs column.

Named Executive Officer	Total ($)	Severance ($)(1)	Annual Bonus ($)(1)	Medical Benefits ($)(2)	RSUs/PSUs ($)(3)
Luis A. Müller	14,507,704	3,003,000	786,500	112,140	10,606,064
Jeffrey D. Jones	4,992,112	1,194,375	341,250	58,447	3,398,040
Christopher G. Bohrson	4,013,722	1,115,625	318,750	58,447	2,520,900
Klaus Ilgenfritz	2,685,842	932,785	254,396	-	1,498,662

(1)

Reflects the cash severance benefits payable in the event of a qualifying termination under the Change in Control Agreements for Dr. Müller and Messrs. Jones, Bohrson and Ilgenfritz. These amounts are based on the individual’s base salary and target bonus rate in effect as of December 27, 2025.

(2)

Reflects reimbursement for continued health care benefits pursuant to COBRA, 24 months for Dr. Müller, and 18 months for Messrs. Jones, and Bohrson. Mr. Ilgenfritz is employed in Germany and COBRA is not applicable in this jurisdiction.

(3)

The 2005 Plan provides that in the event of a change in control of Cohu, as defined in the 2005 Plan, should the acquiring corporation not assume or substitute for the outstanding equity awards of Cohu, the exercisability and vesting of all such equity awards will be accelerated, effective as of a date prior to the change in control. As these awards were granted in 2024 or earlier, the applicable stock award agreement provides for acceleration upon a change in control. Amounts presented above for RSUs and PSUs have been calculated based on the total unvested RSUs and PSUs and the closing price of Cohu’s common stock of $23.49 per share on December 27, 2025, prior to the payment of associated taxes, held by Dr. Müller and Messrs. Jones, Bohrson and Ilgenfritz as of December 27, 2025.

Estimated Payments Upon a Qualifying Termination Not in Connection with a Change of Control

In the event of termination of employment not in connection with a change of control in the case for Dr. Müller and Messrs. Jones, Bohrson and Ilgenfritz by Cohu without cause, or by Dr. Müller for Good Reason as of December 27, 2025, the amounts payable to each NEO would have been as follows:

Named Executive Officer	Total ($)	Severance ($)(1)	Medical Benefits ($)(2)
Luis A. Müller	1,156,605	1,072,500	84,105
Jeffrey D. Jones	493,964	455,000	38,964
Christopher G. Bohrson	463,964	425,000	38,964
Klaus Ilgenfritz	466,392	466,392	-

(1)

Reflects the cash severance benefits payable in the event of a qualifying termination under Dr. Müller’s and Messrs. Jones’, and Bohrson’s respective Severance Agreement and Mr. Ilgenfritz’s local Managing Director’s Service Agreement. These amounts are based on the individual’s base salary in effect as of December 27, 2025.

(2)

Reflects reimbursement for continued health care benefits pursuant to COBRA,18 months for Dr. Müller, and 12 months for Messrs. Jones, and Bohrson. Mr. Ilgenfritz is employed in Germany and COBRA is not applicable in this jurisdiction.

Other than as described above, and in the “Employment Agreements” and “Post-Employment Compensation” sections of the Compensation Discussion and Analysis, there are no other benefits or payments that would be paid to our NEOs upon resignation, severance, retirement, termination or a change in control of Cohu.

Audit Matters

Audit Committee Report

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) except to the extent that Cohu specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Composition

The Audit Committee of the Board of Directors is composed of three (3) independent directors, as defined in the Nasdaq listing standards, and operates under a written charter adopted by the Board of Directors. The current members of the Audit Committee are William E. Bendush (Chair), Karen M. Rapp and Yon Y. Jorden. Each member of the Audit Committee qualifies as an “Audit Committee financial expert” under Item 407(d)(5) of Regulation S‑K.

Responsibilities

The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of Cohu’s financial statements, Cohu’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, and risk assessment and risk management. The Audit Committee manages Cohu’s relationship with its independent registered public accounting firm (who report directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties, and receive appropriate funding, as determined by the Audit Committee, from Cohu for such advice and assistance.

Cohu’s management has responsibility for preparing Cohu’s financial statements and Cohu’s financial reporting process. Cohu’s independent registered public accounting firm, Ernst & Young LLP, is responsible for expressing an opinion on (i) the conformity of Cohu’s audited financial statements with accounting principles generally accepted in the United States, and (ii) the effectiveness of Cohu’s internal control over financial reporting.

Review with Management and Independent Registered Public Accounting Firm

In this context, the Audit Committee has reviewed and discussed the audited consolidated financial statements contained in Cohu’s Annual Report on Form 10-K for the year ended December 27, 2025, and Cohu’s effectiveness of internal control over financial reporting, together and separately, with management and the independent registered public accounting firm. The Audit Committee also discussed with Ernst & Young LLP matters required to be discussed pursuant to standards of the Public Company Accounting Oversight Board (“PCAOB”) and the applicable requirements of the SEC.

Ernst & Young LLP also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence. The Audit Committee discussed with Ernst & Young LLP any relationships that may impact their objectivity and independence, and satisfied itself as to Ernst & Young LLP’s independence.

Summary

Based upon the Audit Committee’s review and discussions with management and Ernst & Young LLP and the Audit Committee’s review of the representations of management, and the reports of Ernst & Young LLP to the Audit Committee, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited consolidated financial statements be included in Cohu’s Annual Report on Form 10-K for the year ended December 27, 2025, for filing with the SEC.

The Audit Committee appointed Ernst & Young LLP as Cohu’s independent registered public accounting firm for fiscal year 2026 and recommends to stockholders that they ratify the appointment of Ernst & Young LLP as Cohu’s independent registered public accounting firm for fiscal year 2026.

This report is submitted by the Audit Committee.

William E. Bendush (Chair)         Karen M. Rapp          Yon Y. Jorden

Principal Accounting Fees and Services

The following table shows the fees billed to Cohu for the audit and other services provided by Ernst & Young LLP for the years ended December 27, 2025, and December 28, 2024.

(in thousands)	2025	2024
Audit Fees(1)	$2,618	$2,460
Audit-Related Fees(2)	84	19

Tax Fees:
Tax Compliance(3)	548	268
Tax Planning and Advice(4)	199	113
	747	381

All Other Fees	-	-

Total	$3,449	$2,860

(1)

Audit fees represent fees for professional services provided in connection with the audit of Cohu’s financial statements and review of Cohu’s quarterly financial statements and audit services provided in connection with other statutory or regulatory filings. In addition, audit fees include those fees related to Ernst & Young LLP’s audit of the effectiveness of Cohu’s internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 and due diligence services provided in connection with Cohu’s convertible note financing.

(2)

“Audit-Related Fees” include accounting consultation services related to business acquisitions, and other attestation services. Audit-Related Fees incurred in fiscal year 2025 and 2024 are for due diligence related services provided in conjunction with the acquisition of Tignis, Inc.

(3)	Tax compliance fees consisted primarily of assistance with (i) review or preparation of Cohu’s federal, state and foreign tax returns and (ii) tax return examinations.
(4)	Tax planning and advisory fees were primarily driven by legal entity consolidation and restructuring initiatives arising from acquisitions.

The Audit Committee has established pre-approval policies and procedures concerning the engagement of Cohu’s independent registered public accounting firm to perform any services. These policies require that all services rendered by Cohu’s independent registered public accounting firm be pre-approved by the Audit Committee within specified, budgeted fee amounts. In addition to the approval of all audit fees in fiscal years 2025 and 2024, 100% of the non-audit fees were pre-approved by the Audit Committee.

The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by Cohu’s independent registered public accounting firm with associated fees up to a maximum of $10,000 for any one such service, provided that the Chair shall report any decisions to pre-approve such audit-related or non-audit services and fees to the full Audit Committee at its next regular meeting.

Certain Relationships and Related Party Transactions

The Board is committed to upholding high legal and ethical conduct in fulfilling its responsibilities and recognizes that related party transactions can present a heightened risk of potential or actual conflicts of interest. Accordingly, as a general matter, it is Cohu’s preference to avoid related party transactions.

Since the beginning of the last fiscal year, there has not been nor are there currently proposed any transactions or a series of similar transactions to which Cohu was or is to be a party in which the amount involved exceeds $120,000 and in which any director, executive officer, holder of more than 5% of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Cohu’s Audit Committee Charter requires that members of the Audit Committee, all of whom are independent directors, review and approve all related party transactions for which such approval is required under applicable law, including SEC and Nasdaq rules. Current SEC rules define a related party transaction to include any transaction, arrangement or relationship in which Cohu is a participant and in which any of the following persons has or will have a direct or indirect interest:

●	An executive officer, director or director nominee of Cohu.
●	Any person who is known to be the beneficial owner of more than 5% of Cohu’s common stock.
●

Any person who is an immediate family member (as defined under Item 404 of Regulation S-K) of an executive officer, director or director nominee or beneficial owner of more than 5% of Cohu’s common stock.

●

Any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person, together with any other of the foregoing persons, has a 5% or greater beneficial ownership interest.

In addition, the Audit Committee is responsible for reviewing and investigating any matters pertaining to the integrity of management, including conflicts of interest and adherence to Cohu’s Code of Business Conduct and Ethics. Under this Code, directors, officers and all other employees are expected to avoid any relationship, influence or activity that would cause or even appear to cause a conflict of interest. Cohu’s Corporate Governance Guidelines require a director to promptly disclose to the Board any potential or actual conflict of interest. Under these Guidelines, the Board will determine an appropriate resolution on a case-by-case basis. All directors must recuse themselves from any discussion or decision affecting their personal, business or professional interests.

All related party transactions will be disclosed in Cohu’s applicable filings with the SEC as required under SEC rules.

Other Matters

The Board is unaware of any other business to be presented for consideration at the Meeting. If, however, such other business should properly come before the Meeting, the proxies will be voted in accordance with the best judgment of the proxy holders. The shares represented by proxies received in time for the Meeting will be voted and if any choice has been specified the vote will be in accordance with such specification.

Stockholder Proposals - 2027 Annual Meeting

Stockholders are entitled to present proposals for action, including nominations for candidates for membership on Cohu’s Board of Directors, at a forthcoming stockholders’ meeting if they comply with the requirements of the proxy rules and Cohu’s Bylaws. Any proposals intended to be presented at the 2027 Annual Meeting of Stockholders of Cohu must be received at Cohu’s offices on or before December 3, 2026 to be considered for inclusion in Cohu’s proxy statement and form of proxy relating to such meeting.

If a stockholder intends to submit a proposal at the 2027 Annual Meeting of Stockholders of Cohu, including nominations for candidates for membership on Cohu’s Board of Directors, which proposal is not otherwise intended to be included in Cohu’s proxy statement and form of proxy relating to such Meeting, the stockholder should provide Cohu with appropriate notice no earlier than November 5, 2026 and no later than December 3, 2026. If Cohu fails to receive notice of the proposal within such timeframe, any such proposal will be considered untimely, Cohu will not be required to consider or provide any information about the nature of the proposal in its proxy statement, and the proposal will not be submitted to the stockholders for approval at the 2027 Annual Meeting of Stockholders of Cohu.

In addition to satisfying the requirements of Cohu’s Bylaws, including the earlier notice deadlines set forth above and therein, to comply with universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Cohu’s nominees must also provide notice that sets forth the information required by Rule 14a-19 of the Securities Exchange Act of 1934, as amended, no later than April 6, 2026.

Annual Report on Form 10-K

Copies of Cohu’s Annual Report on Form 10-K for the year ended December 27, 2025, as filed with the SEC are available to stockholders without charge upon written request addressed to Investor Relations, Cohu, Inc., 17087 Via Del Campo San Diego, CA 92127-1711. The Annual Report on Form 10-K is also available at www.cohu.com and http://www.sec.gov.

By Order of the Board of Directors, Emily R. Lough Secretary

San Diego, California

April [*], 2026

Voting Proposals

Proposal No. 1: Election of Directors

Cohu’s Amended and Restated Certificate of Incorporation divides the directors into three classes whose terms expire at successive annual meetings over a period of three years. One class of directors is elected for a term of three years at each annual meeting with the remaining directors continuing in office. At the Meeting, three (3) Class 1 directors are standing for re-election for a term expiring in 2029. The shares represented by proxies in the accompanying form will be voted by the proxy holders in accordance with the instructions given by the voting stockholders. If no specific instructions are given, however, the shares will be voted for the election of the three (3) nominees named below. Should any nominee decline or become unable to accept nomination or election, which is not anticipated, the proxies will be voted for such substitute nominee as may be designated by a majority of the Board.

Each of the three (3) director nominees currently serve as a member of the Board, and there is no family relationship between the nominees, other directors or any of Cohu’s officers. The following biographies describe the skills, qualities, attributes, and experience of the nominees that led our Board to determine that it is appropriate to nominate these directors. Biographies for each of our other continuing directors are also included below.

Required Vote

Nominees that receive a majority of the votes cast for such nominee’s election (meaning the number of shares voted “For” a nominee must exceed the number of shares voted “Against” such nominee) will be elected as directors under Proposal No. 1. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Abstentions and broker non-votes will have no effect on the election of directors.

Recommendation of the Board

The Board of Directors unanimously recommends a vote √ “FOR” the nominees named below.

Directors Whose Term Expires in 2029 (if elected) - Class 1

William E. Bendush Director since 2011 Age 77 Board Committees: Audit Committee (Chair) Nominating and Governance

Business Experience and Other Directorships

Mr. Bendush is the retired Senior Vice President and Chief Financial Officer of Applied Micro Circuits Corporation (“AMCC”), a communications semiconductor company, and during his tenure an S&P 500 constituent company, where he served from 1999 to 2003. Mr. Bendush was a director of Microsemi Corp. from 2003 until the company was acquired in 2018, and also previously served as a director at Conexant Systems, Inc. (from 2008 to 2011) and Smartflex Systems, Inc. (from 1993 to 1999).

Experience Qualifications and Attributes

We believe Mr. Bendush’s qualifications to sit on our Board include his extensive board and executive experience in the semiconductor industry and his experience with financial accounting matters for complex global organizations as well as his knowledge of business strategy. He has been a member of four public company audit committees and chaired three, and also served as Chair of Microsemi’s compensation and nominating and governance committees during portions of his tenure there. Mr. Bendush qualifies as an “audit committee financial expert” under SEC guidelines.

Karen M. Rapp Director since 2024 Age 58 Board Committees: Audit Committee Other Current Public Company Boards: Microchip Technology Incorporated, Plexus Corp.

Business Experience and Other Directorships

Ms. Rapp served as chief financial officer of National Instruments Corporation from 2017 through January 2023. Prior to that, she served as Senior Vice President of Corporate Development of NXP Semiconductors N.V. Ms. Rapp also served in several positions at Freescale, including serving as Vice President and Chief Information Officer from April 2013 to December 2015 and as Director of Operations and Finance, Global Sales and Marketing from April 2010 to April 2013. Ms. Rapp also currently serves as a director of Microchip Technology, a position she has held since 2021 and where she serves as Chair of the compensation committee and a member of the audit committee; and as a director of Plexus Corp., a position she has held since 2018 and where she serves as a member of the compensation committee and a member of the audit committee.

Experience Qualifications and Attributes

We believe Ms. Rapp qualifications to sit on our Board include her extensive executive experience in the semiconductor industry and her experience with financial accounting matters for complex global organizations as well as her knowledge of business strategy. Ms. Rapp qualifies as an “audit committee financial expert” under SEC guidelines. Ms. Rapp offers a broad perspective in that she has been a member of public company compensation and nominating and governance committees and is presently also a member of one public company sustainability committee. Ms. Rapp has also earned her NACD Director Certification ® credential.

Nina L. Richardson Director since 2019 Age 67 Board Committees: Compensation Committee Other Current Public Company Boards: Resideo Technologies Inc., Silicon Laboratories Inc.

Business Experience and Other Directorships

Ms. Richardson served as chief operating officer of GoPro, Inc. from February 2013 to February 2015. Prior to that, she held several executive positions of increasing responsibility at Flex Ltd., a global electronics and manufacturing service provider, leading electronics manufacturing operations with over 1000 employees in multiple geographies. More recently, she served as managing director of Three Rivers Energy, Inc., a company she co-founded in 2004, until its sale in October of 2024 to Pilot Power. Ms. Richardson also currently serves as a director of Silicon Laboratories Inc., a position she has held since January 2016; and as a director of Resideo Technologies, Inc., a position she has held since October 2018. She also serves as a director at privately held technology company Tonal, a revolutionary strength and personal training platform and as a member of the board of managers of incubator, ExploraMed MSD1. She previously served as a director at Eargo, Inc. (from2020 to 2022), Zayo Group Holdings, Inc. (from 2015 to 2018), Callidus Software, Inc. (from 2017 to 2018) and Silicon Graphics International Corp. (“SGI”) (2016).

Experience Qualifications and Attributes

We believe Ms. Richardson’s qualifications to sit on our Board include her extensive board and executive experience in engineering, manufacturing, sales, supply chain management and global operations. She has held executive positions in a variety of industry sectors including consumer electronics, technology, and manufacturing. Ms. Richardson offers a uniquely broad perspective in that she has been a member of six public company compensation committees and previously served as Chair of two public company nominating and governance committee.

Information Concerning Other Continuing Directors Not Standing for Election in 2026

Directors Whose Term Expires in 2027 - Class 2

Andrew M. Caggia Director since 2014 Age 77 Board Committees: Nominating and Governance (Chair)

Business Experience and Other Directorships

Mr. Caggia is the retired Senior Vice President and Chief Financial Officer of SMSC, where he worked from 2000 until his retirement in 2006. Mr. Caggia also served as a director of SMSC from 2001 until its purchase by Microchip Technology Incorporated in 2012. Prior to SMSC, Mr. Caggia was Senior Vice President and Chief Financial Officer of General Semiconductor, Inc. from 1997 to 2000.

Experience Qualifications and Attributes

We believe Mr. Caggia’s qualifications to sit on our Board include his extensive executive experience in the semiconductor industry and his experience with financial accounting matters for complex global organizations as well as his knowledge of business strategy. Mr. Caggia qualifies as an “audit committee financial expert” under SEC guidelines.

Yon Y. Jorden Director since 2021 Age 71 Board Committees: Audit Committee Nominating and Governance Other Current Public Company Boards: Alignment Healthcare, Inc.

Business Experience and Other Directorships

Ms. Jorden is the retired Executive Vice President and Chief Financial Officer of AdvancePCS, a position she held from 2002 to 2004. Prior to that she served as chief financial officer of three other publicly traded companies: Informix, Oxford Health Plans and WellPoint, Inc. She currently serves as a director and is Chair of the audit committee of Alignment Healthcare, Inc., a position she has held since January 2022, and as a director for the not-for-profit Methodist Health System, a position she has held since 2008. She previously served as a director at Capstone Green Energy (from 2017 to 2025), Maxwell Technologies (from 2008 to 2017), BioScrip (from 2014 to 2015), Magnetek, Inc. (from 2004 to 2013) and U.S. Oncology (from 2008 to 2010).

Experience Qualifications and Attributes

We believe Ms. Jorden’s qualifications to sit on our Board include her extensive board and financial executive experience across several industries and her experience with financial accounting matters for complex global organizations. Ms. Jorden qualifies as an “audit committee financial expert” under SEC guidelines. She has vast experience serving on seven different public company boards, including time serving as the chairperson of audit, compensation and nominating and governance committees. Ms. Jorden is also a board leadership fellow of the National Association of Corporate Directors, demonstrating her commitment and leadership as a board member.

Luis A. Müller Director since 2014 Age 56 Other Current Public Company Boards: Ralliant, Inc.

Business Experience and Other Directorships

Dr. Müller has been the President and Chief Executive Officer of Cohu since December 28, 2014. He also currently serves as a director of Ralliant, Inc., a position he has held since August 2026. His previous roles at Cohu include serving as President of Cohu’s Semiconductor Equipment Group (“SEG”) from 2011 to 2014; Managing Director of Rasco GmbH from 2009 to 2011; Vice President of Delta Design’s High Speed Handling Group from 2008 to 2009; and Director of Engineering at Delta Design from 2005 to 2008. Prior to joining Cohu, Dr. Müller spent nine years at Teradyne Inc., where he held management positions in engineering and business development.

Experience Qualifications and Attributes

We believe Dr. Müller’s qualifications to sit on our Board include his extensive executive, including CEO, experience in the semiconductor equipment industry, broad knowledge of business development and strategy, semiconductor technologies, corporate governance and international operations.

Directors Whose Term Expires in 2028 - Class 3

Steven J. Bilodeau Director since 2009 Age 67 Board Committees: Compensation Committee (Chair) Nominating and Governance

Business Experience and Other Directorships

Mr. Bilodeau is the retired President and Chief Executive Officer of Standard Microsystems Corporation (“SMSC”), a semiconductor manufacturer, where he served from 1999 until 2008. Mr. Bilodeau served as a director of Maxwell Technologies, Inc., from May 2016 and was appointed Chairperson in May 2017 until its sale to Tesla, Inc. in May 2019. Mr. Bilodeau also served as a director of SMSC from 1999 until 2012, including as SMSC’s Chairperson of the Board from 2000 until 2012. Mr. Bilodeau also previously served as a director of NuHorizons Electronic Corp. (from 2009 to 2011), Conexant Systems, Inc. (from 2004 to 2011) and Gennum Corporation (from 2008 to 2012).

Experience Qualifications and Attributes

We believe Mr. Bilodeau’s qualifications to sit on our Board include his extensive board and executive, including CEO, experience in the high technology and semiconductor industries and his knowledge of international operations, business strategy and corporate governance. Mr. Bilodeau was first appointed Lead Independent Director of the Board in May 2018.

James A. Donahue Director since 1999 (non-executive Director since 2015) Age 77

Business Experience and Other Directorships

Mr. Donahue has been the non-executive Chairperson of Cohu since December 24, 2015. Prior to this he served as Executive Chairperson of Cohu from December 28, 2014 to December 24, 2015, and as Chairperson of the Board from 2010 until 2014. Mr. Donahue was President and Chief Executive Officer of Cohu from 2000 to 2014, and President and Chief Operating Officer of Cohu from 1999 to 2000. He also served concurrently as President of Delta Design, Inc., a wholly owned subsidiary of Cohu from 1983 to 2010. Mr. Donahue also previously served as a director of SMSC from 2003 until 2012.

Experience Qualifications and Attributes

We believe Mr. Donahue’s qualifications to sit on our Board include his extensive board and executive, including CEO, experience in the semiconductor equipment industry and broad knowledge of business development and strategy, corporate governance and operations. Given these qualifications, the Board has determined that it is in the best interests of the Company and its stockholders for Mr. Donahue to continue serving on the Board.

Andreas W. Mattes Director since 2022 Age 64 Board Committees: Compensation Committee Other Current Public Company Boards: ams-OSRAM AG AT&S AG

Business Experience and Other Directorships

Mr. Mattes is the retired Chief Executive Officer, President and board member of Coherent, Inc., a position he held from April 2020 to July 2022. From June 2019 until joining Coherent, he was a Senior Advisor to McKinsey & Company. From 2013 to 2017, he was the Chief Executive Officer and board member of Diebold Nixdorf Incorporated, and also served as its President from 2013 to 2016. Prior to that, Mr. Mattes was Senior Vice President, Global Strategic Partnerships at Violin Memory in 2013. He has also held various senior management positions with Hewlett-Packard Co. From 2008 to 2011, he was the Senior Vice President and General Manager of Hewlett Packard’s Enterprise Services for the Americas, and from 2006 to 2008, he was Hewlett Packard’s Chief Sales Officer for the Enterprise Business. Mr. Mattes spent the first 20 years of his career, from 1985 to 2005, at Siemens, holding a variety of senior leadership positions. Mr. Mattes has over 20 years of public board experience on three continents and he currently also serves on the board of ams-OSRAM AG, a position he has held since June 2023. Mr. Mattes joined the Supervisory Board of AT&S AG (Austria Technologie & Systemtechnik) in July 2025 and was appointed Chairman at that time. He previously served on the board of Velodyne Lidar, Inc., from 2022 until its merger with Ouster in February 2023 (2022-2023).

Experience Qualifications and Attributes

We believe Mr. Mattes’ qualifications to sit on our Board include his substantial technology industry experience, experience as Chief Executive Officer and board member of publicly traded companies, and extensive experience in managing large global businesses, sales organizations and mergers and acquisitions.

Proposal No. 2: Advisory Vote to Approve Named Executive Compensation

At our 2023 annual meeting, our Board recommended and our stockholders approved holding an advisory vote on the compensation of our NEOs every year. Accordingly, as required by Section 14A of the Securities Exchange Act of 1934, as amended, we are asking our stockholders to cast an advisory vote to approve the compensation of our NEOs as described in this proxy statement.

At last year’s annual meeting, we provided our stockholders with the opportunity to cast an advisory vote regarding the compensation of our NEOs as disclosed in the proxy statement for the 2025 Annual Meeting of Stockholders. At our 2025 Annual Meeting, our stockholders approved the proposal, with approximately 98.1% of the votes cast voting in favor of the proposal. The next advisory vote regarding the compensation of our NEOs is expected to be held at the 2027 annual meeting of stockholders

We value the opinions of our stockholders and will continue to consider the outcome of future say-on-pay votes, as well as feedback received throughout the year, when making compensation decisions for our executive officers, including the NEOs. This year, we are again asking our stockholders to vote “FOR” the compensation of our NEOs as disclosed in this proxy statement.

Compensation Program and Philosophy

As described under the Compensation Discussion and Analysis section of this proxy statement (the “CD&A”), the Compensation Committee has structured our executive compensation program to achieve the following key objectives:

•	To pay for performance;
•	To attract, motivate and retain talented executive officers;
•	To motivate progress toward Company-wide financial and business objectives while balancing rewards for short- term and long-term performance; and
•	To align the interests of our executive officers with those of stockholders.

We urge stockholders to read the CD&A beginning on page 20 of this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narrative, which provide detailed information on the compensation of our NEOs. The Compensation Committee and the Board of Directors believe that the policies and procedures articulated in the CD&A are effective in achieving our goals and that the compensation of our NEOs reported in this proxy statement has contributed to Cohu’s recent and long-term success.

Required Vote

A majority of the votes cast is required for a non-binding approval of Proposal No. 2. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Abstentions and broker non-votes will have no effect on the approval of this proposal.

Recommendation of the Board

For the above reasons, we are asking our stockholders to indicate their support for the compensation of our NEOs as described in this proxy statement by voting in favor of the following resolution:

“RESOLVED, that the stockholders of Cohu approve, in a non-binding vote, the compensation of Cohu’s NEOs as disclosed pursuant to the CD&A, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure set forth in the proxy statement relating to Cohu’s 2026 Annual Meeting of Stockholders.”

Even though this say-on-pay vote is advisory and therefore will not be binding on Cohu, the Compensation Committee and the Board value the opinions of our stockholders. Accordingly, to the extent there is a significant vote against the compensation of our NEOs, we will consider our stockholders’ concerns and the Compensation Committee will evaluate what actions may be necessary or appropriate to address those concerns.

The Board of Directors unanimously recommends a vote √ “FOR” approval, on an advisory basis, of the resolution on executive compensation.

Proposal No. 3: Approve an Amendment to our Amended and Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock from 90,000,000 to 150,000,000 Shares

We are seeking stockholder approval of an amendment to our Amended and Restated Certificate of Incorporation that would increase the number of authorized shares of common stock from 90,000,000 to 150,000,000 shares in order to support, among other things, the additional share issuances of Common Stock under the 2026 Plan as well as reserves required under our 1.5% convertible senior notes due 2031 (the “2031 Notes”). The proposed Certificate of Amendment to the Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) is attached hereto as Appendix B.

The newly authorized shares of common stock would have the same rights as the currently outstanding shares of our common stock. As of March 16, 2026, 46,903,489 shares of our common stock were issued and outstanding, 2,105,011 shares were subject to existing awards under our equity compensation plans, and 15,685,593 shares of our common stock were reserved for future issuance under our equity compensation plans as well as possible satisfaction of our obligations under the 2031 Notes. Accordingly, 64,694,093 (or 71.9%) of the 90,000,000 authorized shares of our common stock are currently issued or reserved while only 25,305,907 (or 28.1%) of the authorized shares of our common stock remain available for future issuance.

We believe that it would be prudent and advisable to have the additional shares available to provide additional flexibility regarding the potential use of shares of common stock for business and financial purposes in the future. Having an increased number of authorized but unissued shares of common stock would allow us to take prompt action with respect to corporate opportunities that may arise, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our authorized shares. The additional shares could be used for various purposes without further stockholder approval. These purposes may include: (i) raising capital, if we have an appropriate opportunity, through offerings of common stock or securities that are convertible into common stock; (ii) expanding our business through potential strategic transactions, including mergers, acquisitions, and other business combinations or acquisitions of new technologies or products; (iii) establishing strategic relationships with other companies; (iv) exchanges of common stock or securities that are convertible into common stock for other outstanding securities; (v) providing equity incentives to attract and retain employees, officers or directors; and (vi) other purposes. However, at this time, beyond ongoing equity grants under our equity compensation plans in the ordinary course of business or potential satisfaction of our obligations under the 2031 Notes, we have no imminent plans, arrangements or understandings for any transactions that would involve the issuance of such additional authorized shares.

If the proposed amendment is approved by our stockholders, the additional authorized shares of common stock would have rights identical to our currently outstanding common stock. Our Amended and Restated Certificate of Incorporation also currently authorizes the issuance of 1,000,000 shares of preferred stock, none of which are issued or outstanding.

The proposed amendment to our Amended and Restated Certificate of Incorporation would not change the authorized number of shares of preferred stock. Future issuances of shares of common stock or securities convertible into shares of common stock could have a dilutive effect on our earnings per share, book value per share and the voting interest and power of current stockholders since holders of common stock are not entitled to preemptive rights.

SEC rules require disclosure of the possible anti-takeover effects of an increase in authorized capital stock and other charter and bylaw provisions that could have an anti-takeover effect. Although we have not proposed the increase in the number of authorized shares of common stock with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of the Company, under certain circumstances, such shares could have an anti-takeover effect. The additional shares could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company or could be issued to persons allied with the Board or management and thereby have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to affect such a removal. Accordingly, if the proposed amendment is approved, the additional shares of authorized common stock may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of common stock, or the replacement or removal of members of the Board or management.

Following stockholder approval of this proposal, the authorized share increase would be implemented by our filing the Certificate of Amendment with the Secretary of State of the State of Delaware. However, at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, the Board reserves the right to abandon this proposal and to not file the Certificate of Amendment, even if approved by the stockholders of the Corporation, if the Board, in its discretion, determines that such amendment is no longer in the best interests of the Corporation or its stockholders.

Required Vote

The affirmative vote of the holders of a majority of the issued and outstanding shares of the Company’s common stock as of the record date is required to approve Proposal No. 3. If you hold your shares through a broker and you do not instruct the broker on how to vote on this “routine” proposal, your broker will nevertheless have authority to vote your shares on this “routine” proposal in your broker’s discretion as such we do not expect any broker non-votes on this Proposal No. 3. Abstentions will have the effect of a vote “Against” this proposal.

Effective as of August 1, 2023, Section 242 of the Delaware General Corporate Law (“DGCL”) was amended to add subsection (d), which, among other things, modifies the voting standard for the approval by stockholders of a Delaware corporation of an amendment to the corporation’s certificate of incorporation under certain circumstances to implement an increase or decrease in the number of authorized shares of one or more classes of the capital stock of the corporation. Prior to this amendment of Section 242, Delaware corporations were required to obtain the affirmative vote of a majority of the voting power of the outstanding shares entitled to vote on such a proposal, which is consistent with our current Amended and Restated Certificate of Incorporation in its current form. Pursuant to new Section 242(d)(2) of the DGCL, unless otherwise required by a corporation’s charter, the threshold for stockholder approval of a charter amendment to implement an increase or decrease in the number of authorized shares of a class of capital stock of a corporation is now the affirmative vote of a majority of the votes cast, so long as (a) the applicable class of shares is listed on a national securities exchange immediately before the charter amendment becomes effective and (b) the corporation will meet exchange listing requirements concerning minimum number of stockholders immediately after the amendment becomes effective. For this Proposal No. 3, we are seeking a vote consistent with our existing Amended and Restated Charter; provided, however, in the future we may seek a required vote consistent with DGCL 242(d) as recently revised.

Recommendation of the Board

The Board of Directors unanimously recommends a vote √ “FOR” approval of an amendment to our Amended and Restated Certificate of Incorporation

to increase the number of authorized shares of common stock

from 90,000,000 to 150,000,000 shares.

Proposal No. 4: Approval of the Cohu, Inc. 2026 Equity Incentive Plan

We are asking stockholders to approve the Cohu, Inc. 2026 Equity Incentive Plan (the “2026 Plan”). The Board of Directors adopted the 2026 Plan on March 20, 2026, subject to its approval by stockholders. The 2026 Plan is the successor to the Cohu, Inc., 2005 Equity Incentive Plan (“2005 Plan”). Once approved by shareholders, (i) no additional awards may be granted under the 2005 Plan; (ii) any Returning Shares will become available for issuance pursuant to Awards granted under the 2026 Plan; and (iii) all awards granted under the 2005 Plan that are outstanding on the Effective Date will remain subject to the terms of the 2005 Plan (except to the extent such outstanding awards result in Returning Shares that become available for issuance pursuant to Awards granted under this Plan)

Requested Share Authorization

The 2026 Plan empowers the Compensation Committee to provide incentive compensation in the form of stock options, stock appreciation rights, restricted stock and stock units, performance shares and units, other stock-based awards, and cash-based awards. Under the 2026 Plan, the initial reserve will be a maximum of 3,400,000 shares, consisting of the sum of:

•	3,400,000 new additionally requested shares
•	less one share for each share subject to any award granted under the 2005 Plan between March 20, 2026, and prior to the date of the Annual Meeting

In no event shall the number of shares subject to any equity award granted under the 2005 Plan after March 20, 2026, and prior to the annual meeting exceed 10,000 shares. As further described below, the share reserve will automatically increase by an additional number of shares which is equal to any shares subject to outstanding awards granted under 2005 Plan that are outstanding as of the annual meeting, and with respect to grants made under the 2026 Plan after the annual meeting date, that may subsequently be forfeited after the annual meeting due to expiration or failure to vest or which are instead settled in cash.

Our Board recommends stockholders approve the 2026 Plan to promote our long-term growth and profitability by aligning the interests of our key employees with those of other stockholders and providing additional incentives to enhance stockholder value.

Our Board believes that Cohu’s success is due to its highly talented employee base and that future success depends on our ability to continue attracting and retaining high-caliber employees. Our ability to grant equity awards is a necessary and powerful recruiting and retention tool to maintain and create stockholder value. Apart from our broad-based 1997 Employee Stock Purchase Plan (see Proposal No. 5 in this proxy statement), the 2005 Plan is our only active current employee equity incentive plan. As a result, we believe that the current authorized number of shares under the 2005 Plan is completely inadequate to provide reasonable incentives to our employees going forward. Non-approval of the 2026 Plan may compel us to increase the cash component of employee compensation because the Company would need to replace components of compensation previously delivered through equity awards.

If this proposal is approved, the 2026 Plan will become effective on the date of the annual meeting and the 2005 Plan will terminate.

In connection with our share-based compensation programs, we are committed to using equity incentive awards prudently and within reasonable limits. We closely monitor our share award annual “burn rate.” Our annual burn rate is determined by dividing a) two-times the number of our common shares subject to “full-value” time-based awards we grant during a fiscal year (currently all in the form of RSUs) and the performance share units (“PSUs”) that are earned and become vested based on the achievement of the applicable performance goals during the fiscal year by b) the weighted average number of our shares of common stock outstanding during that fiscal year. We do not include deferred stock unit awards issued in lieu of cash compensation of equal value in determining the burn rate illustrated in the following table.

Fiscal Year	Options Granted	RSUs Granted	PSUs Vested(1)	Total RSUs Granted and PSUs Vested	Weighted Average Common Share Outstanding	Burn Rate
2025	-	902,256	70,004	972,260	46,723,047	4.16%
2024	-	407,217	62,680	469,897	46,908,260	2.00%
2023	-	357,504	257,845	615,349	47,486,284	2.59%
3-Year Average	-	555,659	130,176	685,835	47,039,197	2.92%

(1)

Represents the number of PSUs which were earned and became vested in the fiscal year and which are reported as “Released” in our annual report on Form 10-K for the applicable fiscal year. For additional information on the number of our PSUs outstanding, granted, vested and cancelled for each fiscal year, please see our annual report on Form 10-K for such fiscal year.

On March 16, 2026, the closing price of our common stock on the Nasdaq Global Select Market was $28.58 per share. As of March 16, 2026, 46,903,489 shares of our common stock were outstanding. The table below presents the number of shares that were subject to outstanding equity awards under the 2005 Plan as of March 16, 2026.

Outstanding Award Type	Number of Shares
Restricted stock units	1,269,479
Performance stock units(1)	835,532
Total shares subject to outstanding awards	2,105,011
Number of shares remaining available for grant	1,314,460

(1)

The number of PSUs that are outstanding as of March 16, 2026, reflects the target number of shares. Up to 200% of the target number of PSUs may be earned based on satisfaction of the applicable performance goals.

In determining the number of shares to request for approval under the 2026 Plan, our Compensation Committee considered various factors, including our recent share usage, anticipated hiring needs in the next two years, potential dilution, our current stock price, recent experiences in the equity awards expected by new hire candidates, and general guidance from institutional proxy advisory firms, such as ISS, that our stockholders might consider in evaluating the 2026 Plan .

Based on our current equity award practices, the Compensation Committee estimates that the additional shares that would be authorized by the 2026 Plan may be sufficient to provide us with an opportunity to grant equity awards for approximately three (3) years. Circumstances that could alter this estimate include the future price of our common shares, the mix of options and full-value awards provided as long-term incentive compensation, grant amounts provided by our competitors, payout of performance-based awards in excess of target in the event of superior performance, hiring activity, and promotions during the next few years.

Our Board adopted the 2026 Plan on March 20, 2026, subject to approval by our stockholders. If stockholders do not approve the 2026 Plan, the 2005 Plan will not terminate and we can continue to grant awards under the 2005 Plan

Highlights of the 2026 Plan

The 2026 Plan continues to contain provisions that are included in the 2005 Plan that we believe are consistent with best practices in equity compensation and which protect the stockholders’ interests, as described below.

No evergreen authorization. The 2026 Plan does not have an evergreen provision

Gross share counting. The 2026 Plan generally provides for gross share counting. The number of shares remaining available for grant under the 2026 Plan is reduced by the gross number of shares subject to options and stock appreciation rights, including those settled on a net basis, and any shares withheld for taxes in connection with the vesting or settlement of any award will not again be available for the future grant of awards. Further, any shares of our common stock we repurchase in the open market with option exercise proceeds will not increase the maximum number of shares that may be issued under the 2026 Plan.

Minimum vesting. The 2026 Plan requires each award to have a minimum vesting period of one year, except for (i) substitute awards granted in connection with a transaction, (ii) shares delivered in lieu of fully vested cash obligations, (iii) awards to non-employee directors that vest on the earlier of the one year anniversary of grant and the next annual meeting of stockholders that is at least 50 weeks after the immediately preceding years’ annual meeting of stockholders, (iv) 5% of the aggregate number of shares authorized for issuance under the 2026 Plan, or (v) if vesting is accelerated upon a participant’s retirement, death or disability or in connection with a change in control.

No automatic vesting upon a change in control. The 2026 Plan does not provide for automatic acceleration of award vesting upon a change in control, except for any non-employee director awards which will automatically accelerate vesting upon a change in control. An acquiring corporation may assume, continue or substitute new awards for outstanding awards, and if it does so, the vesting of the outstanding awards will generally not accelerate on the change in control. The vesting of awards that are not assumed, continued or replaced by a publicly held corporation will be accelerated. The plan administrator has the discretion to accelerate the vesting of outstanding awards or to require that participants exchange outstanding stock-based awards for a payment in cash.

Prohibition on repricing. The 2026 Plan prohibits the repricing of options or stock appreciation rights without the approval of our stockholders, including the cancellation and replacement of options or stock appreciation rights with a grant of options or stock appreciation rights having lower exercise prices, a grant of full-value awards or payments in cash.

No discounted options or stock appreciation rights. Options and stock appreciation rights must have an exercise price or base price at or above the fair market value per share of our common stock on the date of grant.

No tax gross-ups. The 2026 Plan does not provide for any tax gross-ups.

No liberal change-in-control definition. Under the 2026 Plan, a change in control occurs upon the consummation of the transaction rather than the announcement or stockholder approval of the transaction.

Limitation on dividends and dividend equivalents. Any dividends or dividend equivalents payable in connection with an award will be subject to the same restrictions as the underlying award and will not be paid until and unless such award vests or is settled, if later.

Limited Transferability. Awards are not transferable except by will or by the laws of descent and distribution, or pursuant to a domestic relations order.

Awards Subject to Clawback. All awards granted under the 2026 Plan are subject to forfeiture or recovery to the fullest extent required by the listing standards of the Nasdaq or any current or future clawback policy that may be adopted by the Company.

Summary of the 2026 Plan

A summary of the principal provisions of the 2026 Plan is set forth below, subject to stockholder approval. The summary does not purport to be a complete description of all of the provisions of the 2026 Plan and is qualified by reference to the full text of the 2026 Plan, a copy of which is attached as Appendix C to this Proxy Statement.

General. The purpose of the 2026 Plan is to advance the interests of the Company by providing an incentive program that will enable the Company to attract and retain employees, consultants and directors upon whose judgment, interest and efforts the Company’s success is dependent and to provide them with an equity interest in the success of the Company in order to motivate superior performance. These incentives may be provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares (which may consist of performance share units (“PSUs”), deferred stock units (“DSUs”), performance units, certain other stock-based awards and cash-based performance awards). Incentive stock options granted under the 2023 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, which is referred to as "the Code" in this Proposal. Nonstatutory stock options granted under the 2026 Plan are not intended to qualify as incentive stock options under the Code.

Authorized Shares. The maximum aggregate number of shares authorized for issuance under the 2026 Plan is the sum of the following:

•	3,400,000, new additionally requested shares
•	less one share for each share subject to any award granted under the 2005 Plan between March 20, 2026 and prior to the date of the annual meeting.

In no event shall the number of shares subject to any equity award granted under the 2005 Plan after March 20, 2026 and prior to the annual meeting exceed 10,000 shares. If any stock option or stock appreciation right previously granted under the 2005 Plan or granted under the 2026 Plan expires or is forfeited, cancelled or terminated for any reason without having been exercised, or if any awards are not issued pursuant to full-value awards because such award or any portion thereof expires or otherwise terminates without all of the shares covered having been issued, are not issued because such award is settled in cash, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the purchase price, any such shares that are reacquired or subject to such a terminated award will again become available for issuance under the 2026 Plan. Upon any stock dividend, stock split, reverse stock split, recapitalization or similar change in our capital structure, appropriate adjustments will be made to the shares subject to the 2026 Plan, to the award limits described below and to all outstanding awards. However, shares will not again become available for issuance under the 2026 Plan if they are (i) withheld or surrendered to satisfy tax withholding obligations or (ii) surrendered in payment of the purchase or exercise price of an option or stock appreciation right.(either by means of a cashless exercise, attestation or actual surrender of shares).

Limitation on Awards and Other Compensation to Nonemployee Directors. The 2026 Plan provides for an annual limit of $750,000 for compensation awarded to any nonemployee director during each calendar year, including both shares of stock subject to 2026 Plan awards (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes) and any cash fees paid to such nonemployee director (but excluding any expense reimbursements or distributions from any deferred compensation program.

Administration. The 2026 Plan is administered by the Compensation Committee of the Board of Directors, or, in the absence of such committee, by the Board of Directors. To the extent permitted by applicable law and the terms of the 2026 Plan, the Committee may delegate to the appropriate officers of Cohu the authority to grant, amend, modify, cancel, extend or renew awards to persons other than directors or executive officers whose transactions are subject to Section 16 of the Exchange Act, as amended (for purposes of this summary, the term “Committee” refers to either such committee, the Board of Directors and any of Cohu’s officers to whom such authority may be delegated as provided in the 2026 Plan, to the extent such delegation is applicable). Subject to the provisions of the 2026 Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of such awards, and all of their terms and conditions. All awards granted under the 2026 Plan must be evidenced by a written agreement between the Company and the participant specifying the number of shares subject to the award and the other terms and conditions of the award, consistent with the requirements of the 2026 Plan. The Committee may amend, cancel, renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award. The 2026 Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2026 Plan. The Committee will interpret the 2026 Plan and awards granted thereunder, and all determinations of the Committee will be final and binding on all persons having an interest in the 2026 Plan or any award.

Prohibition of Option and SAR Repricing. The 2026 Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Committee may not provide for any of the following with respect to underwater options or stock appreciation rights: (1) either the cancellation of such outstanding options or stock appreciation rights in exchange for the grant of new options or stock appreciation rights at a lower exercise price or the amendment of outstanding options or stock appreciation rights to reduce the exercise price, (2) the issuance of new full-value awards in exchange for the cancellation of such outstanding options or stock appreciation rights, or (3) the cancellation of such outstanding options or stock appreciation rights in exchange for payments in cash.

Minimum Vesting. No more than 5% of the aggregate number of shares authorized under the 2026 Plan may be issued pursuant to awards that provide for vesting over a period of less than one year. This minimum vesting requirement will not prohibit the vesting of (i) substitute awards granted in connection with a transaction, (ii) shares delivered in lieu of fully vested cash obligations, (iii) awards to non-employee directors that vest on the earlier of the one year anniversary or grant and the next annual meeting of stockholders that is at least 50 weeks after the immediately preceding years’ annual meeting of stockholders, (iv) 5% of the aggregate number of shares authorized for issuance under the 2026 Plan or (v) accelerating the vesting of awards in connection with a “Change in Control,” as defined by the 2026 Plan, or upon a participant’s retirement, death or disability.

Eligibility. Awards other than incentive stock options may be granted to employees, directors and consultants of the Company or any present or future parent or subsidiary corporations of the Company. Incentive stock options may only be granted to employees of the Company or any present or future parent or subsidiary corporations of the Company. As of March 16, 2026, the Company had approximately 2,800 employees, 41 consultants and 8 non-employee directors who would be eligible to receive awards under the 2026 Plan if it were effective as of such date.

Stock Options and Stock Appreciation Rights. The following is a general description of the terms of stock options and stock appreciation rights that may be awarded under the 2026 Plan. Individual grants may have different terms, subject to the overall requirements of the 2026 Plan

The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “Ten Percent Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant.

The 2026 Plan provides that the option exercise price may be paid: (1) in cash, check or a cash equivalent; (2) by cashless exercise or tender of shares of common stock of the Company subject to attestation to the ownership of the shares and to having a fair market value not less than the exercise price; (3) by net exercise whereby the number of shares issuable upon the exercise of the option is reduced by a number of shares having a fair market value equal to the exercise price; (4) in any other form of payment as may be approved by the Committee; or (5) by a combination of the above forms of payment. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the optionee has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by the Company, through the optionee’s surrender of a portion of the option shares to the Company.

Options and stock appreciation rights granted under the 2026 Plan will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee, subject to the minimum vesting requirements described above and the continued service of the holder. The maximum term of any option or stock appreciation right granted under the 2026 Plan is ten years, provided that an incentive stock option granted to a Ten Percent Stockholder must have a term not exceeding five years. The Committee will specify in each written option or stock appreciation right agreement, and solely in its discretion, the period of post-termination exercise applicable to each option or stock appreciation right.

Generally, stock options and stock appreciation rights are nontransferable by the holder other than by will or by the laws of descent and distribution, and are exercisable during the holder’s lifetime only by the holder. However, a nonstatutory stock option may be assigned or transferred to the extent permitted by the Committee in its sole discretion, other than to a third party financial institution for value.

The number of shares issued under the 2026 Plan pursuant to the exercise of incentive stock options may not exceed 3,400,000 shares.

Restricted Stock Awards. The Committee may grant restricted stock awards under the 2026 Plan specifying the number of shares of stock subject to the award and including such terms and conditions as the Committee shall from time to time establish. The Committee determines the purchase price payable under restricted stock purchase rights, which may be less than the then current fair market value of Cohu’s common stock, or may grant restricted stock without any purchase price. Restricted stock awards may be subject to vesting conditions specified by the Committee based on service or performance criteria. Participants may not transfer shares acquired pursuant to a restricted stock award until the shares vest. Unless otherwise provided by the Committee, participants forfeit any unvested shares of restricted stock upon termination of service. Participants holding restricted stock generally may vote the shares and receive any dividends paid; however, no dividends or distributions will be paid on shares of stock subject to vesting conditions except to the extent that such vesting conditions are satisfied, and the restrictions on the original restricted stock award apply to adjustments made upon a change in the capital structure of Cohu, and any substituted or additional securities or property arising from such award.

Restricted Stock Units. The Committee may grant restricted stock units under the 2026 Plan which represent a right to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the Company. The Committee may grant restricted stock unit awards subject to vesting conditions based on such service or performance criteria as the Committee specifies, subject to the minimum vesting requirements described above. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until the restricted stock units vest and shares of common stock are issued in settlement of such awards. Non-employee directors who elect to defer settlement of their RSU shares are eligible to receive dividend equivalents during the deferral period and are paid when the award is ultimately settled at the deferred settlement date. The Committee may grant restricted stock units that entitle their holders to receive dividend equivalents, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay and that are subject to the same vesting conditions and settled at the time that the vested restricted stock units are settled. Any dividend equivalents are subject to the same restrictions and risk of forfeiture as the underlying award.

Performance Awards. The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines, subject to the minimum vesting requirements described above. The performance goals are set forth in a written agreement between the Company and the participant. These awards may be designated as performance shares (which may include performance units) or as cash-settled performance units or other cash-based performance bonuses.

Performance shares may be granted in the form of restricted stock or performance units and represent the right to earn or receive shares subject to attainment of performance goals. Performance units represent the right to receive a cash payment, the amount of which is determined by reference to the value of a specified number of our shares, subject to the attainment of performance goals. Cash-based performance bonuses represent the right to receive a cash payment determined pursuant to such formula and other terms as determined by the Committee, subject to the attainment of performance goals.

Performance awards will specify a predetermined amount of cash or shares that may be earned by the participant to the extent that one or more performance goals are attained within the applicable performance period. In granting a performance award, the Committee will establish one or more performance goals based on the attainment of specified target levels with respect to one or more measures of objective or subjective business, financial, or individual performance or other performance criteria as may be selected by the Committee.

Following completion of the applicable performance period, the Committee will determine the extent to which the applicable performance goals have been attained and the resulting value to be paid, or number of shares to be issued to or otherwise earned by the participant. The Committee may make positive or negative adjustments to performance award payments to reflect individual job performance or other factors. In its discretion, the Committee may provide for the payment to a participant awarded performance shares of dividend equivalents with respect to cash dividends paid on the Company’s common stock, provided that the dividend equivalents will be paid only to the extent that the performance award becomes vested and nonforfeitable.

No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

Deferred Stock Unit Awards. Deferred stock unit awards may be granted in lieu of payment in cash or stock of all or any portion of such participant’s cash and/or stock compensation. Deferred stock units are unfunded bookkeeping units, each representing a right to receive one share of our common stock in accordance with the terms and conditions of a deferred stock unit award agreement.

Deferred stock unit awards granted in lieu of earned cash compensation are fully vested upon grant and will be settled by distribution to the participant of a number of whole shares of common stock equal to the number of units subject to the award on a date set forth in the participant’s written agreement in accordance with the terms of the 2026 Plan at the time of his or her advance election. Such deferred stock units granted in lieu of earned cash compensation are not subject to the minimum vesting requirements described above. The Committee may also grant deferred stock units that are linked to the achievement of performance goals or other vesting criteria, in which case they would be subject to the minimum vesting requirements.

A holder of a deferred stock unit has no voting rights or other rights as a stockholder until shares of common stock are issued to the participant in settlement of the deferred stock unit. However, the Committee may grant deferred stock units entitling their holders to be credited with dividend equivalents with respect to any payment of cash dividends on an equivalent number of shares of common stock. Such dividend equivalents will be credited in the form of additional whole and fractional units determined by the fair market value of a share of common stock on the dividend payment date and will be paid to the holder at the same time that the deferred stock units are settled. Prior to settlement, no deferred stock unit may be assigned or transferred other than by will or the laws of descent and distribution.

Other Stock-Based Awards. The 2026 Plan permits the Committee to grant other awards based on Cohu’s stock or based on dividends paid on its stock. Participants have no voting rights or rights to receive cash dividends with respect to other awards until shares of common stock are issued in settlement of such awards. At its discretion, the Committee may provide for the payment of dividend equivalents (which will be subject to the same restrictions and risks of forfeiture as the underlying award) with respect to cash dividends paid on Cohu’s common stock that are subject to such awards.

Change in Control. The 2026 Plan defines a “Change in Control” of the Company as any of the following events upon which the stockholders of the Company immediately before the event do not retain immediately after the event, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the event, direct or indirect beneficial ownership of a majority of the total combined voting power of the voting securities of the Company, its successor or the corporation to which the assets of the Company were transferred: (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of the Company’s voting stock; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

If a Change in Control occurs, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may, without any participant’s consent, assume or continue any or all outstanding awards or substitute substantially equivalent new awards for any or all outstanding awards. The 2026 Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any award denominated in shares of stock upon a Change in Control in exchange for a payment to the participant with respect each share subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise or purchase price per share, if any, under the award. The Committee may provide for the acceleration of vesting of any or all outstanding awards upon such terms and to such extent as it determines, except that the vesting of all awards held by members of the Board who are not employees will automatically be accelerated in full.

Any award not assumed, exercised or settled prior to the Change in Control will terminate effective as of the time of the change in control. The 2026 Plan authorizes the Committee, in its discretion, to provide for different treatment of any award, as may be specified in such award’s written agreement, which may provide for acceleration of the vesting or settlement of any award, or provide for longer periods of exercisability, upon a Change in Control.

Termination or Amendment. The Board may terminate or amend the 2026 Plan at any time, provided that no amendment may be made without stockholder approval if the Board deems such approval necessary for compliance with any applicable tax or securities law or other regulatory requirements, including the requirements of any stock exchange or market system on which the common stock of the Company is then listed. Incentive stock option awards will not be granted under the 2026 Plan later than the tenth anniversary of the date the Board or Committee most recently approved the applicable number of shares issuable under the 2026 Plan pursuant to the exercise of incentive stock options, or if earlier, the tenth anniversary of the date the stockholders most recently approved the applicable number of shares issuable under the 2026 Plan pursuant to the exercise of incentive stock options. No termination or amendment may affect any outstanding award unless expressly provided by the Board, and, in any event, may not materially adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule.

Summary of U.S. Federal Income Tax Consequences

The following is only a summary of the United States federal income tax consequences to participants who receive 2026 Plan awards and does not purport to be complete. Interested parties and participants should refer to the applicable provisions of the Code. The summary does not address other taxes such as state and local income taxes, federal and state estate, inheritance and gift taxes and foreign taxes. Each participant should consult his or her own tax advisor concerning the tax consequences of the 2026 Plan.

Incentive Stock Options. An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the determination date (see discussion under “Nonstatutory Stock Options” below) and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

The difference between the option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under “Nonstatutory Stock Options” below) is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes.

The “determination date” is the date on which a nonstatutory stock option is exercised unless the shares are subject to a substantial risk of forfeiture (as in the case where an optionee is permitted to exercise an unvested option and receive unvested shares which, until they vest, are subject to the Company’s right to repurchase them at the original exercise price upon the optionee’s termination of service) and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the optionee may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights. No taxable income is recognized when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares of our common stock received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock Awards. A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the “determination date” (as defined above under “Nonstatutory Stock Options”). If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Performance and Restricted Stock Units Awards. A participant generally will recognize no income upon the grant of performance shares (including PSUs), performance units, RSUs and cash-based performance bonus opportunities. Upon the settlement and/or payment of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above (see discussion under “Restricted Stock”). Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the “determination date” (as defined above under “Nonstatutory Stock Options”), will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Deferred Stock Unit Awards. A participant generally will recognize no income upon the grant of a Deferred Stock Unit Award. Upon the settlement of such an award, the participant normally will recognize ordinary income in the year of settlement in an amount equal to the fair market value of any unrestricted shares of our common stock received. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Other Stock-Based Awards. A participant generally will recognize income with respect to any other stock-based award at the time and in the manner required by the applicable provisions of the Code and such taxation will depend upon the specifics of any such award. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by Section 162(m) or other applicable provisions of the Code.

New Plan Benefits

Stock Options Granted to Certain Individuals and Groups. The number of awards (if any) that an individual may receive under the 2026 Plan is at the discretion of the Compensation Committee and therefore cannot be determined in advance. Our executive officers are eligible to receive awards under the 2026 Plan and, accordingly, our executive officers have an interest in this proposal. We have not approved any awards under the 2026 Plan that are conditioned on stockholder approval of the 2026 Plan. The grants of annual meeting awards to our non-employee directors as described under “Director Compensation,” will be made under the 2026 Plan instead of the 2025 Plan if the 2026 Plan is approved. No awards will be granted under the 2026 Plan prior to its approval by the stockholders of the Company.

Required Vote

A majority of the votes cast is required to approve Proposal No. 4. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Abstentions and broker non-votes will have no effect on the approval of this proposal.

Recommendation of the Board

The Board of Directors unanimously recommends a vote √ “FOR” approval of the Cohu 2026 Equity Incentive Plan. The Board of Directors believes that approval of the 2026 Plan is in the best interests of the Company and its stockholders for the reasons stated above. Therefore, the Board unanimously recommends a vote “FOR” approval of the 2026 Plan.

Proposal No. 5: Approval of the Amended and Restated Cohu, Inc. 1997 Employee Stock Purchase Plan

We are asking stockholders to approve an amendment and restatement of our 1997 Employee Stock Purchase Plan (the “1997 ESPP”) to, increase the number of shares that may be issued under the 1997 ESPP by an additional 600,000 shares. As proposed to be amended and restated (the “Amended and Restated 1997 ESPP”), our Amended and Restated 1997 ESPP would increase the number of shares of common stock available for issuance by an additional 600,000 shares to 4,350,000 shares. Other than this increase to the share reserve the terms of the Amended and Restated 1997 ESPP are materially the same as the terms of the 1997 ESPP.

Our Board recommends stockholders approve the Amended and Restated 1997 ESPP to promote our long-term growth and profitability by aligning the interests of our employees with those of other stockholders and providing additional incentives to enhance stockholder value. The 1997 ESPP is designed to allow eligible employees of the Company and its participating subsidiaries (whether now existing or subsequently established or acquired) to purchase common shares at designated intervals at a discount through their accumulated payroll deductions or other contributions.

Our Board believes that Cohu’s success is due to its highly talented employee base and that future success depends on our ability to continue attracting and retaining high-caliber employees. Our ability to grant equity awards is a necessary and powerful recruiting and retention tool to maintain and create stockholder value. Currently, a maximum of 3,750,000 shares of our common stock may be issued under the 1997 ESPP. As of March 16, 2026, a total of 3,396,419 shares of our common stock have been issued under the 1997 ESPP, and 353,581 shares are available for future issuances. As a result, we believe that the current authorized number of shares under the 1997 ESPP is inadequate to provide reasonable incentives to our employees going forward.

The 1997 ESPP is otherwise substantially unchanged since our stockholders last approved certain amendments to the 1997 ESPP at the 2023 Annual Meeting of Stockholders. Our employees are our most valuable assets, and the 1997 ESPP is important to our ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which we must compete. The purchase of stock is also crucial to our ability to motivate employees to achieve our long-term goals and provides a source of capital.

Our Board adopted the Amended and Restated 1997 ESPP on March 20, 2026, subject to approval by stockholders. If stockholders do not approve the Amended and Restated 1997 ESPP, no shares will be added to the number of shares reserved for issuance under the 1997 ESPP and we believe we would be at a significant disadvantage against our competitors for recruiting, retaining and motivating those individuals who are critical to our success. A summary of the principal provisions of the Amended and Restated 1997 ESPP as proposed to be amended is set forth below. The summary is qualified by reference to the full text of the Amended and Restated 1997 ESPP, as amended, a copy of which is attached as Appendix D to this Proxy Statement.

Summary of the Amended and Restated 1997 ESPP

Purpose. The Board of Directors believes that the recruitment and retention of qualified personnel are essential to the Company’s continued growth and success and that the Amended and Restated 1997 ESPP is necessary for the Company to remain competitive in its compensation practices. The majority of high technology companies have purchase plans similar to the Amended and Restated 1997 ESPP described herein. The Amended and Restated 1997 ESPP provides employees the opportunity to purchase our common stock at a discount from market through payroll deductions.

Administration. The Amended and Restated 1997 ESPP will be administered by the Compensation Committee of the Board. The Committee has full authority to adopt such rules and procedures as it may deem necessary for proper plan administration and to interpret the provisions of the Amended and Restated 1997 ESPP. All costs and expenses incurred in plan administration are paid by the Company without charge to participants.

Eligibility and Participation. Any regular employee, including officers, who is employed by the Company (or any of its majority-owned subsidiaries) for more than 20 hours per week and more than five months in a calendar year is eligible to participate in the Amended and Restated 1997 ESPP, provided that the employee is employed on the first day of an offering period and subject to certain limitations imposed by the Code. As of March 16, 2026, approximately 2,500 employees were eligible to participate in the 1997 ESPP. Eligible employees become participants in the Amended and Restated 1997 ESPP by delivering a subscription agreement authorizing payroll deductions prior to the applicable offering date, or at such other time as may be determined by the Compensation Committee with respect to a given offering. By executing a subscription agreement to participate in the Amended and Restated 1997 ESPP, each employee is granted a right to purchase shares of our common stock. No employee may subscribe for shares under the Amended and Restated 1997 ESPP if, immediately after the grant of the purchase right, the employee would own 5% or more of the voting stock of all classes of stock of the Company, nor may any employee be granted purchase right that would permit such employee to purchase stock under the Amended and Restated 1997 ESPP at a rate that exceeds $25,000 in value (determined at the fair market value of the shares at the time the purchase right is granted) for each calendar year in which such purchase right is outstanding at any time.

Offering Periods. The Amended and Restated 1997 ESPP is implemented in a series of successive offering periods each with a duration of six months. Offering periods commence on or about November 1 and May 1. Shares are purchased by participants on the last business day of each offering period. The Board of Directors may alter the duration of the offering periods without stockholder approval, provided that no offering period may have a term exceeding 27 months.

Purchase Price. The price per share at which shares are purchased under the Amended and Restated 1997 ESPP is equal to the lower of (i) 85% of the fair market value of the common stock on the date of commencement of the offering period and (ii) 85% of the fair market value of the common stock on the last day of the offering period. The fair market value of our common stock on any relevant date will be deemed to equal the closing price on such date on the Nasdaq Global Select Market. On March 16, 2026, the closing price of the Company’s common stock on the Nasdaq Global Select Market was $28.58 per share.

Payment of Purchase Price; Payroll Deductions. The purchase price for shares is accumulated by payroll deductions during the offering period. The deductions may not exceed 10% of a participant’s eligible compensation, which is defined in the 1997 ESPP to include regular straight-time salary, exclusive of any payments for overtime, bonuses, commissions or incentive compensation. Each participant’s right to purchase shares during a six-month offering period is limited to 3,000 shares. Payroll deductions commence on the first payday following the commencement of the offering and continue until the end of the offering period unless sooner terminated as provided for in the Amended and Restated 1997 ESPP. All payroll deductions are credited to the participant’s account under the Amended and Restated 1997 ESPP and are deposited with our general funds and may be used by the Company for any corporate purpose.

Withdrawal. A participant’s interest in a given offering may be terminated in whole, but not in part, by signing and delivering a notice of withdrawal from the Amended and Restated 1997 ESPP. Such withdrawal may be elected at any time prior to the end of the applicable six-month offering period and will result in a refund of all payroll deductions for that offering period. Any withdrawal by the participant of accumulated payroll deductions for a given offering automatically terminates the participant’s interest in that offering. A participant who ceases to be an eligible employee receives a refund of their payroll deductions for the offering period in which such loss of eligibility status occurs. No interest is paid on such refunds.

Shares Reserved for Issuance; Capital Changes. If Amended and Restated 1997 ESPP is approved by the stockholders, the number of shares authorized for issuance under the Amended and Restated 1997 ESPP will be 4,350,000 shares. In the event any change is made in the capitalization of the Company, such as stock splits or stock dividends, which results in an increase or decrease in the number of shares of common stock outstanding, we will make appropriate adjustments to outstanding purchase rights and the offering period purchase limits. In the event the Company is acquired by merger or asset sale during an offering period, all outstanding purchase rights may be assumed or equivalent purchase rights may be substituted by the successor corporation. If the successor corporation does not agree to assume or substitute for the purchase rights, the Board will provide for outstanding purchase rights to be exercised immediately prior to the acquisition.

Nonassignability. No rights or accumulated payroll deductions of an employee under the Amended and Restated 1997 ESPP may be pledged, assigned or transferred for any reason, and any such attempt may be treated as an election to withdraw from the Amended and Restated 1997 ESPP.

Amendment and Termination. The Amended and Restated 1997 ESPP will continue in effect until the first to occur of (i) its termination by the Board of Directors, (ii) the date on which all shares available for issuance under the Amended and Restated 1997 ESPP have been issued or (iii) the date on which all outstanding purchase rights are exercised in connection with an acquisition of the Company. The Board of Directors may at any time amend or terminate the Amended and Restated 1997 ESPP, except that such termination shall not affect purchase rights previously granted nor may any amendment make any change in a purchase right granted prior thereto which adversely affects the rights of any participant. No amendment may be made to the Amended and Restated 1997 ESPP without the prior approval of our stockholders if such amendment would increase the number of shares reserved under the Amended and Restated 1997 ESPP, permit payroll deductions in excess of 10% of the participant’s compensation, materially modify the eligibility requirements or materially increase the benefits which may accrue under the 1997 ESPP.

Summary of U.S. Federal Income Tax Consequences

The following is only a summary of the United States federal income tax consequences to participants in the Amended and Restated 1997 ESPP and does not purport to be complete. Interested parties and participants should refer to the applicable provisions of the Code. The summary does not address other taxes such as state and local income taxes, federal and state estate, inheritance and gift taxes and foreign taxes. Each participant should consult his or her own tax advisor concerning the tax consequences of the Amended and Restated 1997 ESPP.

The Amended and Restated 1997 ESPP is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of the purchase right or when shares are purchased. Upon disposition of the shares, the participant will generally be subject to tax, and the amount of the tax will depend upon the holding period. If the shares have been held by the participant for more than two years after the first day of the offering period in which the shares were acquired and more than one year after the purchase date of the shares then the lesser of (i) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares, or (ii) 15% of the fair market value of the shares on the first day of the offering period, will be treated as ordinary income, and any further gain upon such disposition will be treated as long-term capital gain. If the shares are disposed of before the expiration of the holding periods described above, the excess of the fair market value of the shares on the last day of the offering period over the purchase price will be treated as ordinary income, and any further gain or loss on such disposition will be long-term or short-term capital gain or loss, depending on the holding period. We are not entitled to a deduction for amounts taxable to a participant, except to the extent of ordinary income reported by participants upon disposition of shares prior to the expiration of the holding periods described above.

Plan Benefits and Additional Information

Because benefits under the Amended and Restated 1997 ESPP will depend on employees’ elections to participate and the fair market value of the Company’s common stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the Amended and Restated 1997 ESPP is approved by the stockholders. Non-employee directors are not eligible to participate in the Amended and Restated 1997 ESPP.

The number of shares of common stock purchased under the 1997 ESPP since its inception through March 16, 2026, by the following individuals and groups are as follows:

Name and Position	Number of Shares
Luis A. Müller President and Chief Executive Officer	-
Jeffrey D. Jones Senior Vice President Finance and Chief Financial Officer	-
Christopher G. Bohrson Senior Vice President and Chief Customer Officer	1,221
Klaus Ilgenfritz Senior Vice President and Chief Product Officer	15,697
All Current Named Executive Officers, as a Group (4 Persons)	16,918
All Other Employees, Including all Current Officers who are not Named Executive Officers, as a Group	3,379,501

No shares were purchased under the 1997 ESPP by any non-employee directors, any other nominees for election as directors or any associates of such directors or nominees or of any executive officers, and no person has purchased five percent or more of the total number of shares issued under the 1997 ESPP.

Required Vote

A majority of the votes cast is required to approve Proposal No. 5. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Abstentions and broker non-votes will have no effect on the approval of this proposal.

Recommendation of the Board

The Board of Directors unanimously recommends a vote √ “FOR” approval of the Amended and Restated 1997 ESPP. The Board of Directors believes that approval of the Amended and Restated 1997 ESPP is in the best interests of the Company and its stockholders for the reasons stated above. Therefore, the Board unanimously recommends a vote “FOR” approval of the Amended and Restated 1997 ESPP.

Proposal No. 6: Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board has appointed Ernst & Young LLP as Cohu’s independent registered public accounting firm for the fiscal year ending December 26, 2026. Ernst & Young LLP served as Cohu’s independent registered public accounting firm for the fiscal year ended December 27, 2025, and also provided certain tax services. See “Principal Accounting Fees and Services” on page 52. Representatives of Ernst & Young LLP are expected to attend the Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement. Ernst & Young LLP (or its predecessor firms) has been Cohu’s independent registered public accounting firm since 1956. Our Board recommends that the stockholders approve the ratification of the appointment of Ernst & Young LLP as Cohu’s independent registered public accounting firm for the fiscal year ending December 26, 2026. If the appointment is not ratified, the Audit Committee will consider whether it should select another independent registered public accounting firm.

Required Vote

A majority of the votes cast is required to approve Proposal No. 3. If you hold your shares through a broker and you do not instruct the broker on how to vote on this “routine” proposal, your broker will nevertheless have authority to vote your shares on this “routine” proposal in your broker’s discretion. Abstentions will have no effect on the approval of this proposal.

Recommendation of the Board

The Board of Directors unanimously recommends a vote √ “FOR” the ratification of the appointment of Ernst & Young LLP as Cohu’s independent registered public accounting firm for the fiscal year ending December 26, 2026.

Voting and Meeting Information

General Information

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Cohu, Inc., a Delaware corporation (“Cohu”), of your proxy for use at the 2026 Annual Meeting of Stockholders to be held on Friday, May 15, 2026, at 1:00 p.m. Pacific Time (the “Meeting”). The Meeting will be a ‘‘virtual-only” meeting of stockholders. You will be able to attend the Meeting as well as vote and submit your questions during the live webcast of the Meeting by visiting http://www.virtualshareholdermeeting.com/COHU2025 and entering the 16-digit control number included in our notice of Internet availability of the proxy materials, on your proxy card or in the instructions that accompanied your proxy materials.

Electronic Distribution

We are furnishing our proxy materials to our stockholders over the internet using “Notice and Access” delivery. Electronic delivery is faster, convenient, economical and more environmentally friendly. On or about April [*], 2026, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and the Cohu 2025 Annual Report via the Internet and how to vote your proxy. If you received the Notice of Internet Availability of Proxy Materials, you will not automatically receive a printed copy of Cohu’s proxy materials in the mail. If you would like to receive a printed copy, please follow the instructions provided in the Notice of Internet Availability of Proxy Materials.

Voting

On March 23, 2026, the record date fixed by our Board of Directors (the “Board”), Cohu had outstanding [*], shares of common stock. Only stockholders of record as of the close of business on March 23, 2026, will be entitled to vote at the Meeting and any adjournment thereof. We encourage you to read the entire Proxy Statement for more information prior to voting.

Voting Procedures

As a stockholder of Cohu, you have a right to vote on certain business matters affecting Cohu. This proxy statement relates only to the solicitation of proxies from the stockholders with respect to the election of the three (3) Class 1 directors nominated by the Board; an advisory vote on named executive officer compensation; approval an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock; approval of the Cohu, Inc. 2026 Equity Incentive Plan; approval of the Amended and Restated Cohu, Inc. 1997 Employee Stock Purchase Plan; and ratification of the appointment of Cohu’s independent registered public accounting firm. Each share of Cohu’s common stock you own entitles you to one vote for each proposal other than the election of directors. With respect to the election of directors, each share of Cohu’s common stock is entitled to cumulative voting rights, which means that when voting for director nominees each share is entitled to a number of votes equal to the number of nominees for election as directors. Accordingly, when voting for director nominees, all of the votes to which a share of Cohu common stock is entitled may be voted in favor of one nominee or may be distributed among the nominees. The proxy holders will have the discretionary authority to cumulate votes in the election of directors.

Methods of Voting

If you are a Cohu stockholder of record, you may vote by following the Internet voting instructions on your Notice of Internet Availability of Proxy Materials. If you received a Notice of Internet Availability of Proxy Materials on how to access the proxy materials via the Internet, a proxy card was not sent to you, and you may vote only via the Internet, unless you have requested a paper copy of the proxy materials, in which case, you may also vote by telephone or by signing, dating and returning your proxy card. Shares cannot be voted by marking, writing on and returning the Notice of Internet Availability. Any Notices of Internet Availability that are returned will not be counted as votes. Instructions for requesting a paper copy of the proxy materials are set forth on the Notice of Internet Availability.

If you are a stockholder of record and return a signed proxy card but do not specify how you want to vote your shares, your shares will be voted FOR the named nominees for Class 1 director, FOR the advisory vote to approve named executive officer compensation, FOR the approval of the amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock, FOR the approval of the Cohu, Inc. 2026 Equity Incentive Plan, FOR the approval of the Amended and Restated Cohu, Inc. 1997 Employee Stock Purchase Plan, and FOR the ratification of the appointment of Ernst & Young LLP as Cohu’s independent registered public accounting firm for fiscal year 2026, and in the discretion of the proxies (as defined below) as to other matters that may properly come before the Meeting.

If you are a beneficial owner of shares, your broker, bank, trustee, or other nominee may make telephone or Internet voting available to you. The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank, trustee, or other nominee. Therefore, we recommend that you follow the voting instructions in the materials you receive from your broker, bank, trustee, or other nominee.

Voting over the Internet. If you are a stockholder of record, to vote over the Internet, please follow the instructions included on your Notice of Internet Availability of Proxy Materials.

Voting by Mail. If you are a stockholder of record and have requested a paper copy of the proxy materials you may vote by mail by signing and returning the proxy card in the prepaid and addressed envelope provided. If you do that, you are authorizing the individuals named on the proxy card (known as “proxies”) to vote your shares at the Meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the Meeting. In this way, your shares will be voted if you are unable to attend the Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

Voting by Telephone. If you have requested a paper copy of the proxy materials you may vote by telephone by following the instructions included on your proxy card. If you vote by telephone, you do not need to complete and mail your proxy card.

Voting in Person at the Virtual Meeting. The Meeting will be held entirely online to allow for greater participation. Stockholders may participate in the Meeting by visiting the following website: http://www.virtualshareholdermeeting.com/COHU2026. To participate in the Meeting, you will need the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Meeting; however, you may not vote beneficially held shares electronically at the Meeting unless you receive a valid proxy from your bank, brokerage firm, broker dealer or other nominee holder and those institutions will likely require your instructions to be submitted before the deadline listed above. Even if you plan to attend the Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Meeting.

Log in Instructions. To attend the Meeting, please log in at http://www.virtualshareholdermeeting.com/COHU2026. Stockholders as of the record date will need their unique 16-digit control number, which appears on the Notice and the instructions that accompanied the proxy materials, in order to be able to be able to submit a question or vote at the Meeting. If you are the beneficial owner of shares held in “street name” by a bank, broker or other holder of record, you may gain access to the Meeting by following the instructions in the voting instruction card provided by your bank, broker or other nominee.

Submitting Questions Prior To or at the Meeting. If you would like to submit a question to be addressed during the question and answer portion of the Meeting, you may do so in advance at http://www.virtualshareholdermeeting.com/COHU2026 or you may type it into the dialog box provided at any point during the Meeting (until the floor is closed to questions). We intend to answer questions submitted prior to or during the Meeting that are pertinent to the Cohu and the Meeting matters, as time permits. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.

Technical Assistance. Beginning approximately thirty minutes prior to the start of and during the Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the Meeting. If you encounter any difficulties accessing the Meeting during the check-in or during the Meeting, please call the technical support number that will be posted on the Meeting website log-in page.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Meeting. In order to do this as a stockholder of record, you must:

●	Enter a new vote over the Internet, by telephone or by signing and returning another proxy card bearing a later date;
●	Provide written notice of the revocation to Cohu’s Secretary; or
●	Attend the Meeting and vote in person.

If you are the beneficial owner of your shares (shares registered in the name of a broker, bank or other nominee), you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

Quorum Requirement

A quorum, which is a majority of the outstanding shares entitled to vote as of the record date, March 23, 2026, must be present in person or represented by proxy in order to hold the Meeting and to conduct business. Your shares are counted as being present at the Meeting if you appear in person at the Meeting or if you vote your shares over the Internet, by telephone or by submitting a properly executed proxy card. Proxies marked as abstaining on any matter and broker non- votes (as described below) will be counted as present for the purpose of determining a quorum.

Votes Required for the Proposals

For Proposal No. 1, Cohu utilizes a majority voting standard in uncontested elections of directors. In an uncontested election, a director nominee must receive a majority of the votes cast for such nominee’s election (meaning the number of shares voted “For” a nominee must exceed the number of shares voted “Against” such nominee) in order to be elected. If the number of shares voted “Against” a director exceeds the number of shares voted “For” such director in any election, then the director nominee(s) would be requested to submit a letter of resignation and the Board would decide, through a process managed by the Nominating and Governance Committee, whether to accept the resignation. A contested election will generally include any situation in which Cohu receives a notice that a stockholder has nominated a person for election to the Board at a meeting of stockholders. A plurality voting standard will apply in contested director elections.

The affirmative vote of a majority of the shares of Cohu common stock cast at the Meeting is required for approval of the advisory vote on named executive compensation (Proposal No. 2) approval of the Cohu, Inc. 2026 Equity Incentive Plan (Proposal No. 4), approval of the Amended and Restated Cohu, Inc. 1997 Employee Stock Purchase Plan (Proposal No. 5)and the ratification of the appointment of Cohu’s independent registered public accounting firm (Proposal No. 6). The affirmative vote of a majority of the issued and outstanding shares of the company’s common stock as of the record date is required to approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock (Proposal No. 3).

Broker Non-Votes

Broker non-votes are shares held by brokers or nominees for which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and for which the broker or nominee does not have discretionary voting power under rules applicable to broker-dealers. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will nevertheless have discretion to vote your shares on “routine” matters. Only Proposal No. 3 the approval of an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock) and Proposal No. 6 (the ratification of the appointment of Cohu’s independent registered public accounting firm) is considered “routine.” As such, we do not expect any broker non-votes on Proposal Nos. 3 and 6. Your broker will not have discretion to vote on any of the other matters, which are deemed “non-routine” matters, absent direction from you. Accordingly, shares subject to a broker “non-vote” will not be considered entitled to vote with respect to Proposal Nos. 1, 2, 4 and 5 and will not affect the outcome of these proposals. We strongly encourage you to provide instructions to your broker regarding the voting of your shares.

Abstentions

Abstentions are counted as present and entitled to vote for purposes of determining a quorum. However, abstentions are not deemed to be votes cast and, therefore, with respect to Proposal Nos, 1, 2, 4, 5 and 6, abstentions will have no effect on the outcome of voting on the proposals to be voted upon at the Meeting. [Abstentions will have the effect of a vote “Against” Proposal No. 3.]

Voting Confidentiality

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. Such information will not be disclosed except as required by law.

Voting Results

Final voting results will be announced at the Meeting and will be posted shortly after the Meeting on our website at www.cohu.com. Voting results will also be published in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days of the Meeting. After the reports are filed, you may obtain a copy by:

•	Visiting our website at www.cohu.com;
•	Contacting our Investor Relations department at (858) 848-8106; or
•	Viewing our Form 8-K on the SEC’s website at www.sec.gov.

Proxy Solicitation Costs

Cohu will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Cohu’s officers, directors and regular employees will not receive additional compensation for such proxy solicitation services. Cohu may engage, as necessary, an outside solicitor in connection with this proxy solicitation. We will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding the proxy materials to you.

Householding

Under “householding,” stockholders of record who have the same address and last name will receive only one copy of the Notice of Internet Availability of Proxy Materials unless one or more of these stockholders notifies us that they wish to receive individual copies. Stockholders who participate in householding will continue to be able to request and receive separate proxy cards. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding but you and other stockholders of record with whom you share an address received multiple copies of the Notice of Internet Availability of Proxy Materials, or if you hold stock in more than one account, and, in either case, you wish to receive only a single copy of the Notice for your household, please contact: Corporate Secretary, Cohu, Inc., 17087 Via Del Campo San Diego, CA 92127-1711 or by telephone at 858-848-8119. If you participate in householding and wish to receive a separate copy of the Notice of Internet Availability of Proxy Materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies in the future, please contact Cohu’s Corporate Secretary as indicated above. Upon request, we will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. Beneficial owners can request information about householding from their broker, banks, trustee, or other nominee.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 15, 2026

This proxy statement and Cohu’s Fiscal Year 2025 Annual Report are both available at http://materials.proxyvote.com/192576 and www.cohu.com

Appendices

Appendix A

Non-GAAP Financial Measures

This Proxy Statement includes references to non-GAAP Net loss, EPS, Gross Profit and Pre-tax loss. These financial measures differ from such figures prepared under generally accepted accounting principles (GAAP) by adjusting Cohu’s actual results prepared under GAAP to exclude charges and the related income tax effect for: share-based compensation, the amortization of purchased intangible assets, restructuring costs, manufacturing transition and severance costs, impairments, acquisition and financing-related costs, duplicated facility costs, adjustment to contingent consideration, adjustments to indemnification receivable, and pension curtailment adjustments. Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided below and should be considered together with the Consolidated Statements of Operations. Human Resources and the Compensation Committee utilized these non-GAAP measure in evaluating compensation decisions in 2025 to benchmark compensation decisions based on measures utilized by management and the Board in evaluating Cohu’s performance.

These non-GAAP measures are not meant as a substitute for GAAP but are included for informational and comparative purposes. Cohu’s management believes that this information can assist investors in evaluating Cohu’s operational trends, financial performance, and cash generating capacity. Management believes these non-GAAP measures allow investors to evaluate Cohu’s financial performance using some of the same measures as management. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures.

A reconciliation of these non-GAAP measures to GAAP is as follows:

Net loss reconciliation (in thousands)	Twelve Months Ended December 27, 2025	Diluted EPS
Net loss - GAAP basis	$(74,273)	$(1.59)
Share-based compensation	23,042	0.49
Amortization of purchased intangible assets	37,466	0.80
Restructuring charges related to inventory adjustments in cost of sales	745	0.02
Restructuring charges	10,143	0.22
Manufacturing transition and severance costs	519	0.01
Impairment charges included in SG&A	(449)	(0.01)
Acquisition and financing costs included in SG&A	457	0.01
Duplicate facility costs	1,799	0.04
Adjustment to contingent consideration	(1,700)	(0.04)
Adjustments to indemnification receivable	(123)	(0.00)
Tax effect of non-GAAP adjustments	(5,553)	(0.12)
Pension curtailment adjustment	(2,159)	(0.05)
Net loss - non-GAAP basis	$(10,086)	$(0.22)
Weighted average diluted shares used in computing loss per share:
GAAP-basis		46,723
Non-GAAP basis		46,723

Gross Profit Reconciliation (in thousands)	Twelve Months Ended December 27, 2025
Net sales	$452,956

Gross profit - GAAP basis (1)	$193,619
Share-based compensation	1,396
Restructuring charges related to inventory adjustments in cost of sales	745
Manufacturing transition and severance costs	334
Gross profit - non-GAAP basis	$196,094

(1) Excludes amortization of $28,086 for the fiscal year ended December 27, 2025.

GAAP gross profit (as a % of net sales)	42.7%
Non-GAAP gross profit (as a % of net sales)	43.3%

Pretax income reconciliation (in thousands)	Twelve Months Ended December 27, 2025
Pretax loss - GAAP basis	$(62,407)
Share-based compensation	23,042
Amortization of purchased intangible assets	37,466
Restructuring charges related to inventory adjustments in cost of sales	745
Restructuring charges	10,143
Manufacturing transition and severance costs	519
Impairment charges included in SG&A	(449)
Acquisition and financing costs included in SG&A	457
Duplicate facility costs	1,799
Adjustment to contingent consideration	(1,700)
Adjustments to indemnification receivable	(123)
Pension curtailment adjustment	(2,159)
Pretax income - non-GAAP basis	$7,333

Pretax loss - GAAP basis (as a % of net sales)	(13.8)%
Pretax income - non-GAAP basis (as a % of net sales)	1.6%

Appendix B

Proposed Amendment to the Cohu, Inc. Amended and Restated Certificate of Incorporation

Cohu, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies that:

FIRST: This Certificate of Amendment amends the provisions of the Corporation’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”).

SECOND: Pursuant to Section 242 of the Delaware General Corporation Law, this Certificate of Amendment hereby further amends the provisions of the Certificate of Incorporation by deleting the first paragraph of ARTICLE FOURTH and substituting a new first paragraph to read in its entirety as follows:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is 151,000,000 shares, of which 1,000,000 shares shall constitute Preferred Stock having a par value of $1.00 per share and 150,000,000 shares shall constitute Common Stock having a par value of $1.00 per share.”

THIRD: This Certificate of Amendment has been duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

Appendix C

Cohu, Inc. 2026 Equity Incentive Plan

1.	Establishment, Purpose and Term of Plan.

1.1	Establishment.

(a)    The Cohu, Inc. 2026 Equity Incentive Plan (the “Plan”) is hereby established effective as of the Effective Date. Certain capitalized terms used herein have the meanings set forth in Section 2 of the Plan.

(b)    The Plan is the successor to the Prior Plan. As of the Effective Date: (i) no additional awards may be granted under the Prior Plan; (ii) any Returning Shares will become available for issuance pursuant to Awards granted under this Plan; and (iii) all awards granted under the Prior Plan that are outstanding on the Effective Date will remain subject to the terms of the Prior Plan (except to the extent such outstanding awards result in Returning Shares that become available for issuance pursuant to Awards granted under this Plan). All Awards granted under this Plan will be subject to the terms of this Plan.

1.2        Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards and Other Stock-Based Awards.

1.3        Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that any Incentive Stock Option shall be granted, if at all, within ten (10) years from the earlier of: (i) the date the Board or the Committee most recently approved the applicable number of shares issuable under the Plan pursuant to the exercise of Incentive Stock Options, or (ii) the date the Company’s stockholders most recently approved the maximum applicable number of shares issuable under the Plan pursuant to the exercise of Incentive Stock Options.

2.	Definitions and Construction.

2.1        Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)        “Affiliate” means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the terms “parent,” “subsidiary,” “control” and “controlled by” shall have the meanings assigned to such terms for the purposes of registration of securities on Form S-8 under the Securities Act.

(b)        “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Cash-Based Award or Other Stock-Based Award granted under the Plan.

(c)        “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.

(d)        “Board” means the Board of Directors of the Company.

(e)        “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 11.

(f)         “Cashless Exercise” means a Cashless Exercise as defined in Section 6.3(b)(i).

(g)        “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the applicable Participating Company that employs or engages Participant defining such term and, in the absence of such an agreement that contains such term, ”Cause” means, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement (except with respect to a disclosure protected by applicable law); or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(h)        “Change in Control” means, unless otherwise defined in the applicable Award Agreement, the occurrence of any one or a combination of the following events in each case which is actually consummated:

(i)    any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii)    an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(ff)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii)    a date specified by the Committee following approval by the stockholders of a plan of complete liquidation or dissolution of the Company;

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(h) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple events described in subsections (i), (ii) and (iii) of this Section 2.1(h) are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or portion of any Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsections (i), (ii) and (iii) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

(i)         “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder.

(j)         “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers and, in such instances, references herein to the Committee shall mean the Board. Unless the Board specifically determines otherwise, each member of the Committee shall, at the time it takes any action with respect to an Award under the Plan, be a “non-employee director” within the meaning of Rule 16b-3 and an “independent director” under the rules of any stock exchange on which the Stock is listed. However, the fact that a Committee member shall fail to qualify as “non-employee director” or an “independent director” shall not invalidate any Award granted by the Committee which Award is otherwise validly granted under the Plan.

(k)        “Company” means Cohu, Inc., a Delaware corporation, and any successor corporation thereto.

(l)         “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.

(m)       “Director” means a member of the Board.

(n)        “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(o)        “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant. No Dividend Equivalent Right shall be credited or paid with respect to any Option or SAR.

(p)        “Effective Date” means the date of the annual meeting of shareholders of the Company held in 2026; provided, that this Plan is approved by the Company’s stockholders at such meeting.

(q)        “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a Director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(r)         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)         “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i)    Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii)    The Committee may, in its discretion, determine the Fair Market Value of a share of Stock on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or quotation system, or on any other basis consistent with the requirements of Section 409A. The Committee may also determine the Fair Market Value upon the average selling price of the Stock during a specified period that is within thirty (30) days before or thirty (30) days after such date, provided that, with respect to the grant of an Option or SAR, the commitment to grant such Award based on such valuation method must be irrevocable before the beginning of the specified period and in a manner that is consistent with the requirements of Section 409A. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.

(iii)    If, on such date, the Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A and/or Section 422 of the Code to the extent applicable.

(t)         “Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, or (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award.

(u)        “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(v)        “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

(w)       “Insider” means an Officer, a Director or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(x)        “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant's rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Committee, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant's rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option that may be exercised, (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other applicable laws.

(y)        “Net Exercise” means a Net Exercise as defined in Section 6.3(b)(iii).

(z)        “Nonemployee Director” means a Director who is not an Employee.

(aa)      “Nonemployee Director Award” means any Award granted to a Nonemployee Director.

(bb)      “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

(cc)      “Officer” means any person designated by the Board as an officer of the Company.

(dd)      “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(ee)      “Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 11.

(ff)        “Ownership Change Event” means the occurrence of any of the following transactions with respect to the Company which is actually consummated: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(gg)      “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(hh)      “Participant” means any eligible person who has been granted one or more Awards.

(ii)        “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(jj)        “Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.

(kk)      “Performance Award” means an Award of Performance Shares or Performance Units.

(ll)        “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(mm)    “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.

(nn)      “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

(oo)      “Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(pp)      “Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(qq)      “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.

(rr)       “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 6.4(a).

(ss)      “Prior Plan” means the Cohu, Inc. 2005 Equity Incentive Plan.

(tt)        “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(uu)      “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.

(vv)      “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.

(ww)     “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive on a future date or occurrence of a future event a share of Stock or cash in lieu thereof, as determined by the Committee.

(xx)      "Returning Shares" means shares subject to share awards granted under the Prior Plan that are outstanding on March 16, 2026 or which are granted and outstanding after March 16, 2026 and prior to the Effective Date, and that: (A) are subject to stock options and stock appreciation rights which expire, or for any reason are forfeited, cancelled, or terminated without being exercised,; (B) are not issued because such share award or any portion thereof expires or otherwise terminates without all of the shares covered by such award having been issued; (C) are not issued because such award or any portion thereof is settled in cash; or (D) are forfeited back to or repurchased by the Company for an amount not greater than the Participant’s purchase price because of the failure to meet a contingency or condition required for the vesting of such shares. The following shares subject to outstanding share awards granted under the Prior Plan are not Returning Shares: (A) any shares withheld by the Company in satisfaction of the payment of the purchase or exercise price of an option or stock appreciation right, and (B) any shares withheld by the Company in satisfaction of the payment of withholding taxes.

(yy)      “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(zz)      “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the Award over the exercise price thereof.

(aaa)    “Section 409A” means Section 409A of the Code.

(bbb)    “Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.

(ccc)     “Securities Act” means the Securities Act of 1933, as amended.

(ddd)    “Service” means a Participant’s employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service or a change in the Participating Company for which the Participant renders Service, provided that there is no interruption or termination of the Participant’s Service. Subject to the terms of the Company’s leave of absence policy and/or the written terms of any leave of absence agreement or policy applicable to the Participant, to the extent permitted by law, the Committee or its designee, in that party’s sole discretion, may determine whether Service will be considered interrupted in the case of (i) any Company approved leave of absence, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Additionally, a leave of absence will be treated as continued Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.

(eee)    “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.

(fff)       “Stock Tender Exercise” means a Stock Tender Exercise as defined in Section 6.3(b)(ii).

(ggg)    “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(hhh)    “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(iii)       “Trading Compliance Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(jjj)       “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service or failure of a performance condition to be satisfied.

2.2        Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.	Administration.

3.1        Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

3.2        Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election. To the extent permitted by applicable law, the Committee may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider, and to exercise such other powers under the Plan as the Committee may determine; provided, however, that the Committee shall fix the maximum number of shares subject to Awards that may be granted by such Officers and each such Award shall conform to such other limits and guidelines as may be established from time to time by the Committee and as may be required by applicable law.

3.3        Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.4        Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a)    to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

(b)    to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

(c)    to determine the type(s) of Other Stock-Based Awards, and their terms and conditions that may be granted under the Plan;

(d)    to determine the Fair Market Value of shares of Stock or other property;

(e)    to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Targets, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of expiration of any Award, (vii) the effect of any Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(f)     to determine whether an Award will be settled in shares of Stock, cash, other property or in any combination thereof;

(g)    to approve one or more forms of Award Agreement;

(h)    to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto except as provided in Section 3.5 (Repricing and Reload Options Prohibited) provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing;

(i)     to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing;

(j)     to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose residents may be granted Awards;

(k)    To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock including any Change in Control, for reasons of administrative convenience;

(l)     to authorize, in conjunction with any applicable Company deferred compensation plan, that the receipt of cash or Stock subject to any Award under this Plan, may be deferred under the terms and conditions of such Company deferred compensation plan; and

(m)    to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.5        Option or SAR Repricing and Reload Options Prohibited. Except as provided in Section 4.2 (Adjustments for Changes in Capital Structure) or in connection with a Change in Control, neither the Company, Board nor any Committee shall have the authority to (i) reduce the exercise price or strike price of any outstanding Options or SARs under the Plan, or (ii) cancel any Options or SARs that have an exercise price of strike price greater than the current Fair Market Value in exchange for cash or other Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve months prior to such an event. No Option may be granted to any Participant on account of the use of Stock by the Participant to exercise a prior Option.

3.6        Minimum Vesting. Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan (other than cash-based awards) shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries, (ii) Shares delivered in lieu of fully vested cash obligations, (iii) Awards to Nonemployee Directors that vest on earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iv) any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 4.1 (subject to adjustment under Section 4.3); and, provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, Disability or a Change in Control, in the terms of the Award Agreement or otherwise.

3.7        Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties or with respect to which the recoupment provisions of Section 18.2 of the Plan are applicable; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.	Shares Subject to Plan.

4.1        Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan will not exceed: (i) 3,400,000 shares, less (ii) one share for each share subject to any equity award granted under the Prior Plan after March 20, 2026 and prior to the Effective Date; plus (iii) the number of Returning Shares, if any, as such shares become available from time to time. The shares of Stock that may be issued under the Plan may consist of authorized but reissued or reacquired shares of Stock or any combination thereof. In no event shall the number of shares subject to any equity award granted under the Prior Plan after March 20, 2026 and prior to the Effective Date exceed 10,000 shares.

4.2       Share Counting. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Any shares of Stock that are exchanged or sold by a Participant or withheld by the Company as full or partial payment of the exercise price of any Option or SAR, and any shares of Stock that are exchanged, sold or withheld by the Company or any member of the Participating Company Group to satisfy any tax withholding or payment obligations related to any Award, shall not be available for subsequent Awards under the Plan. Shares purchased in the open market with proceeds from the exercise of Options or SARs shall not be added to the limit set forth in Section 4.1.

4.3        Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Section 409A and Section 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the Incentive Stock Option limits set forth in Section 5.3, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion and in accordance with Section 409A and Section 424 of the Code to the extent applicable. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number and the exercise or purchase price per share shall be rounded up to the nearest whole cent. In no event may the exercise or purchase price, if any, under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

4.4        Assumption or Substitution of Awards. The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of equity awards under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code, without reducing the number of shares otherwise available for issuance under the Plan. In addition, subject to compliance with applicable laws, and listing requirements, shares available for grant under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the Plan to individuals who were not Employees or Directors of the Participating Company Group prior to the transaction and shall not reduce the number of shares otherwise available for issuance under the Plan.

5.	Eligibility, Participation and Award Limitations.

5.1       Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.

5.2       Participation in the Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3       Incentive Stock Option Limitations.

(a)    Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed 3,400,000 shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2 and 4.3.

(b)    Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

(c)    Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than $100,000, the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise of the Option, shares issued pursuant to each such portion shall be separately identified.

5.4       Nonemployee Director Award Limit. Annual compensation awarded to any Nonemployee Director during each calendar year in respect of the Nonemployee Director’s service as a member of the Board during such year, including both shares of Stock subject to Awards and any cash fees paid to such Nonemployee Director (but excluding any expense reimbursements or distributions from any deferred compensation program applicable to the Nonemployee Director), may not exceed $750,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).

6.	Stock Options.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1       Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price less than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or Section 424(a) of the Code.

6.2       Exercisability and Term of Options. Subject to Section 3.6, Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) no Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3       Payment of Exercise Price.

(a)    Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 6.3(b), by means of (1) a Cashless Exercise, (2) a Stock Tender Exercise or (3) a Net Exercise (for Nonstatutory Stock Options); (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) if permitted by the Committee, by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b)    Limitations on Forms of Consideration.

(i)    Cashless Exercise. A “Cashless Exercise” means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

(ii)    Stock Tender Exercise. A “Stock Tender Exercise” means the delivery of a properly executed exercise notice accompanied by a Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock owned by the Participant having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(iii)    Net Exercise. A “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.

6.4       Effect of Termination of Service.

(a)    Option Exercisability. Subject to earlier termination of the Option as otherwise provided by this Plan and unless otherwise provided by the Committee or in an Award Agreement, an Option shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period specified below, or if applicable, such other period provided in the applicable Award Agreement or other written agreement between the Participant and the Company; provided however, in no event may such Option be exercised after expiration of its maximum permitted term as set forth in the Award Agreement evidencing such Option or any earlier date the Option is terminated in connection with a Change in Control (the “Option Expiration Date”), and thereafter shall terminate if not exercised during such period.

(i)    Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated.

(ii)    Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service for any reason other than Cause.

(iii)    Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

(iv)    Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of four (4) months after the date on which the Participant’s Service terminated.

(b)    Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the Post-Termination Exercise Period is prevented by the provisions of Section 14 below or other applicable law on any date during such Post-Termination Exercise Period and on which the per share exercise price of the Option is less than the Fair Market Value, such Option shall remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions but in any event no later than the Option Expiration Date.

6.5       Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act or, in the case of an Incentive Stock Option, only as permitted by applicable regulations under Section 421 of the Code in a manner that does not disqualify such Option as an Incentive Stock Option. Notwithstanding the foregoing, Options may not be transferred to any third party for value.

7.	Stock Appreciation Rights.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1       Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option.

7.2       Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR. Notwithstanding the foregoing, an SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such SAR is granted pursuant to an assumption or substitution for another stock appreciation right in a manner that would qualify under the provisions of Section 409A.

7.3       Exercisability and Term of SARs.

(a)    Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b)    Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that (i) no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR and (ii) no Freestanding SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such SAR (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of a Freestanding SAR, each Freestanding SAR shall terminate ten (10) years after the effective date of grant of the SAR, unless earlier terminated in accordance with its provisions.

7.4       Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum upon the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee and set forth in the Award Agreement, in a lump sum upon the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

7.5       Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion. The Company may elect to discontinue the deemed exercise of SARs pursuant to this Section 7.5 at any time upon notice to a Participant or to apply the deemed exercise feature only to certain groups of Participants. The deemed exercise of a SAR pursuant to this Section 7.5 shall apply only to a SAR that has been timely accepted by a Participant under procedures specified by the Company from time to time.

7.6       Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee or in an Award Agreement, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

7.7       Transferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act. Notwithstanding the foregoing, SARs may not be transferred to any third party for value.

8.	Restricted Stock Awards.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1       Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

8.2       Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

8.3       Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

8.4       Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

8.5       Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Trading Compliance Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.6       Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that any such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, any and all new, substituted or additional securities or other property to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7       Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8       Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9.	Restricted Stock Units.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1       Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

9.2       Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

9.3       Vesting. Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

9.4       Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with a cash amount or with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Restricted Stock Units (rounded to the nearest whole number), if any, to be credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award. No dividends or distributions shall be paid on shares of Stock subject to any Restricted Stock Unit Award which is subject to Vesting Conditions except to the extent that such Vesting Conditions are satisfied.

9.5       Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

9.6       Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee as meeting the requirements for an exemption from, or alternatively in compliance with the requirements of Section 409A, if applicable, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that if the settlement date with respect to any shares issuable upon vesting of Restricted Stock Units would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the settlement date shall be deferred until the next trading day on which the sale of such shares would not violate the Trading Compliance Policy but in any event no later than such latest permitted date as necessary to avoid adverse tax consequences under Section 409A. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement or an Election (as defined in Section 15.2). Notwithstanding the foregoing, the Committee, in its discretion, may provide in an Award Agreement for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

9.7       Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10.	Performance Awards.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1     Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

10.2     Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.3, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

10.3     Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

10.4     Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of objective or subjective business, financial, or individual performance or other performance criteria established by the Committee (each, a “Performance Measure”), subject to the following:

(a)    Performance Measures. Unless otherwise determined by the Committee Performance Measures based on objective criteria shall be calculated in accordance with the Company’s financial statements, or, if such measures are not reported in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Committee. Performance Measures based on subjective criteria shall be determined on the basis established by the Committee in granting the Award. As specified by the Committee, Performance Measures may be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes, one or more Subsidiary Corporations or such division or other business unit of any of them selected by the Committee. Unless otherwise determined by the Committee, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) on the Performance Measures of any change in accounting standards or any unusual or infrequently occurring event or transaction, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award.

(b)    Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the Performance Target level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Committee.

10.5     Settlement of Performance Awards.

(a)    Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall determine the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b)    Notice to Participants. As soon as practicable following the Committee’s determination in accordance with Section 10.5(a) the Company shall notify each Participant of the determination of the Committee.

(c)    Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination in accordance with Section 10.5(a) but in any event within the Short-Term Deferral Period described in Section 15.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee and set forth in the Award Agreement. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement or an Election. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.

(d)    Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

10.6     Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant either in cash or in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Performance Shares (rounded to the nearest whole number), if any, to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights, if any, shall be accumulated and paid to the extent that the related Performance Shares become nonforfeitable. Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalent Rights shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals and other Vesting Conditions as are applicable to the Award. No dividends or distributions shall be paid on shares of Stock subject to any Performance Share Award which is subject to Performance Goals or other Vesting Conditions except to the extent that such Performance Goals and/or other Vesting Conditions are satisfied.

10.7     Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a)    Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

(b)    Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its discretion, may waive the automatic forfeiture of all or any portion of any such Award and determine the final value of the Performance Award in the manner provided by Section 10.7(a). Payment of any amount pursuant to this Section shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

10.8     Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11.	Cash-Based Awards and Other Stock-Based Awards.

Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

11.1     Grant of Cash-Based Awards. Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

11.2     Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.3     Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met.

11.4     Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines and set forth in the Award Agreement. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.

11.5     Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Other Stock-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award. No dividends or distributions shall be paid on shares of Stock subject to any Other Stock Based Award which are subject to Vesting Conditions except to the extent that such Vesting Conditions are satisfied.

11.6     Effect of Termination of Service. Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.

11.7     Nontransferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares of Stock.

12.	Standard Forms of Award Agreement.

12.1     Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a Company-executed Award Agreement, which execution may be evidenced by electronic means.

12.2     Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

13.	Change in Control.

13.1     Effect of Change in Control on Awards. In the event of a Change in Control, outstanding Awards shall be subject to the definitive agreement entered into by the Company in connection with the Change in Control. Subject to the requirements and limitations of Section 409A, if applicable, the following provisions will apply to Awards in the event of a Change in Control, contingent upon the consummation of the Change in Control, unless otherwise provided in the Award Agreement or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Committee at the time of grant of an Award.  In the event of a Change in Control, then, notwithstanding any other provision of the Plan, the Committee may take one or more of the following actions with respect to Awards, contingent upon the closing or completion of the Change in Control. The Committee need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants and in each case may make such determination in its discretion and without the consent of any Participant (unless otherwise provided in the Award Agreement or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Committee at the time of grant of an Award).

(a)    Accelerated Vesting. The Committee may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following the Change in Control, and to such extent as the Committee determines.

(b)    Assumption, Continuation or Substitution. The Committee may arrange for the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), to assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable, with appropriate adjustments in accordance with Section 4.3. For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award or portion thereof which is not assumed, continued, or substituted by the Acquiror in connection with the Change in Control nor exercised prior to the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c)    Assignment or Lapse of Reacquisition or Repurchase Rights. The Committee may arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Stock issued pursuant to the Award to the Acquiror or arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Award.

(d)    Cancellation. In its discretion, the Committee may cancel or arrange for the cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the Change in Control, in exchange for no consideration ($0) or such consideration, if any, as determined by the Committee.

(e)    Cash-Out of Outstanding Stock-Based Awards. The Committee may determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control may be canceled without notice or payment of consideration to the holder thereof. Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and, to the extent applicable, in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards or, if determined by the Committee and in compliance with Section 409A, as soon as practicable following the date of the Change in Control.

(f)    Adjustments and Earnouts. In making any determination pursuant to this Section 13.1 in the event of a Change in Control, the Committee may, in its discretion, determine that an Award shall or shall not be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, earnouts and similar conditions as the other holders of the Company's Stock, subject to any limitations or reductions as may be necessary to comply with Section 409A or Section 424 of the Code.

13.2     Appointment of Stockholder Representative. As a condition to the receipt of an Award under the Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Change in Control transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf.

13.3     Effect of Change in Control on Nonemployee Director Awards. Subject to the requirements and limitations of Section 409A, if applicable, including as provided by Section 15.4(f), in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full effective immediately prior to and contingent upon the consummation of the Change in Control.

13.4     Federal Excise Tax Under Section 4999 of the Code.

(a)    Excess Parachute Payment. If any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, then, provided such election would not subject the Participant to taxation under Section 409A, the Participant may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

(b)    Determination by Tax Firm. To aid the Participant in making any election called for under Section 13.4(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 13.4(a), the Company shall request a determination in writing by the professional firm engaged by the Company for general tax purposes, or, if the tax firm so engaged by the Company is serving as accountant or auditor for the Acquiror, the Company will appoint a nationally recognized tax firm to make the determinations required by this Section (the “Tax Firm”). As soon as practicable thereafter, the Tax Firm shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Tax Firm may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Tax Firm such information and documents as the Tax Firm may reasonably request in order to make its required determination. The Company shall bear all fees and expenses the Tax Firm charges in connection with its services contemplated by this Section.

14.	Compliance with Securities Law.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

15.	Compliance with Section 409A.

15.1     Awards Subject to Section 409A. The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed. The provisions of this Section 15 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation. Such Awards may include, without limitation:

(a)    A Nonstatutory Stock Option or SAR that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the stock acquired pursuant to the exercise of the Award first becomes substantially vested.

(b)    Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period.

Subject to the provisions of Section 409A, the term “Short-Term Deferral Period” means the 2 1/2 month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.

15.2     Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A and the Company, the following rules shall apply to any compensation deferral and/or payment elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award providing Section 409A Deferred Compensation:

(a)    Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan.

(b)    Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to the Participant.

(c)    Elections shall continue in effect until a written revocation or change in Election is received by the Company, except that a written revocation or change in Election must be received by the Company prior to the last day for making the Election determined in accordance with paragraph (b) above or as permitted by Section 15.3.

15.3     Subsequent Elections. Except as otherwise permitted or required by Section 409A, any Award providing Section 409A Deferred Compensation which permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:

(a)    No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made.

(b)    Each subsequent Election related to a payment in settlement of an Award not described in Section 15.4(a)(ii), 15.4(a)(iii) or 15.4(a)(vi) must result in a delay of the payment for a period of not less than five (5) years from the date on which such payment would otherwise have been made.

(c)    No subsequent Election related to a payment pursuant to Section 15.4(a)(vi) shall be made less than twelve (12) months before the date on which such payment would otherwise have been made.

(d)    Subsequent Elections shall continue in effect until a written revocation or change in the subsequent Election is received by the Company, except that a written revocation or change in a subsequent Election must be received by the Company prior to the last day for making the subsequent Election determined in accordance the preceding paragraphs of this Section 15.3.

15.4     Payment of Section 409A Deferred Compensation.

(a)    Permissible Payments. Except as otherwise permitted or required by Section 409A, an Award providing Section 409A Deferred Compensation must provide for payment in settlement of the Award only upon one or more of the following:

(i)    The Participant’s “separation from service” (as defined by Section 409A);

(ii)    The Participant’s becoming “disabled” (as defined by Section 409A);

(iii)    The Participant’s death;

(iv)    A time or fixed schedule that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 15.2 or 15.3, as applicable;

(v)    A change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company determined in accordance with Section 409A; or

(vi)    The occurrence of an “unforeseeable emergency” (as defined by Section 409A).

(b)    Installment Payments. It is the intent of this Plan that any right of a Participant to receive installment payments (within the meaning of Section 409A) shall, for all purposes of Section 409A, be treated as a right to a series of separate payments.

(c)    Required Delay in Payment to Specified Employee Pursuant to Separation from Service. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent necessary to avoid adverse tax consequences under Section 409A no payment pursuant to Section 15.4(a)(i) in settlement of an Award providing for Section 409A Deferred Compensation and which is made in connection with the Participant’s separation from service may be made to a Participant who is a “specified employee” for purposes of Section 409A before the date that is one day and six (6) months after the date of such Participant’s separation from service, or, if earlier, the date of the Participant’s death (such applicable date, the “Delayed Payment Date”). All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.

(d)    Payment Upon Disability. All distributions of Section 409A Deferred Compensation payable pursuant to Section 15.4(a)(ii) by reason of a Participant becoming disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon becoming disabled, all such distributions shall be paid in a lump sum or commence upon the determination that the Participant has become disabled.

(e)    Payment Upon Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon death, all such distributions shall be paid in a lump sum upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.

(f)    Payment Upon Change in Control. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A. Any Award which constitutes Section 409A Deferred Compensation and which would vest and otherwise become payable upon a Change in Control as a result of the failure of the Acquiror to assume, continue or substitute for such Award in accordance with Section 13.3 shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such award would have been settled in accordance with its then existing settlement schedule (or as required by Section 15.4(c)), an amount or amounts equal in the aggregate to the intrinsic value of the Award at the time of the Change in Control.

(g)    Payment Upon Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award providing for Section 409A Deferred Compensation for payment pursuant to Section 15.4(a)(vi) in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an unforeseeable emergency. In such event, the amount(s) distributed with respect to such unforeseeable emergency cannot exceed the amounts reasonably necessary to satisfy the emergency need plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such emergency need is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an unforeseeable emergency shall be made in a lump sum upon the Committee’s determination that an unforeseeable emergency has occurred. The Committee’s decision with respect to whether an unforeseeable emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

(h)    Prohibition of Acceleration of Payments. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A. The Company reserves the right in its discretion to accelerate the time or schedule of any payment under an Award providing Section 409A Deferred Compensation to the maximum extent permitted by Section 409A.

(i)    No Representation Regarding Section 409A Compliance. Notwithstanding any other provision of the Plan, the Company makes no representation that Awards shall be exempt from or comply with Section 409A. No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A.

16.	Tax Withholding.

16.1     Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

16.2     Withholding in or Directed Sale of Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall be determined by the Company in accordance with the Company’s withholding procedures and considering any accounting consequences or cost. The Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.

17.	Amendment, Suspension or Termination of Plan.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Sections 4.2 and 4.3, (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may have a materially adverse effect on any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

18.	Miscellaneous Provisions.

18.1     Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

18.2     Forfeiture Events.

(a)    The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service, or any accounting restatement due to material noncompliance of the Company with any financial reporting requirements of securities laws as a result of which, and to the extent that, such reduction, cancellation, forfeiture, or recoupment is required by applicable securities laws.

(b)    All Awards granted under the Plan will be subject to recoupment in accordance with: (i) any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed, (ii) as is otherwise required by Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations of the U.S. Securities and Exchange Commission adopted thereunder, including Rule 10D-1 of the Exchange Act, (iii) any other applicable law, and (iv) any clawback or recoupment policy that the Company otherwise adopts, in each case to the extent applicable and permissible under applicable law.

(c)    No recovery of compensation pursuant to the foregoing provisions will constitute an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason” or for a “constructive termination” or any similar term under any plan or agreement with the Company.

18.3     Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award, the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

18.4     Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee  or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Committee may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares, amount of cash, or other property subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

18.5     Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

18.6     Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4 or another provision of the Plan.

18.7     Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

18.8     Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

18.9     Provisions for Non-U.S. Participants. The Committee may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

18.10   Lock-Up Period. The Company may, at the request of any underwriter representative or otherwise, in connection with registering any offering of any Company securities under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any share of Stock or other Company securities during a period of up to 180 days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter.

18.11   Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this section by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any shares of Stock held in the Company or its Subsidiaries and affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Stock. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 18.12 in writing, without cost, by contacting the local human resources representative. If the Participant refuses or withdraws the consents in this Section 18.12, the Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s discretion, the Participant may forfeit any outstanding Awards. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.

18.12   Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit. In addition, unless a written employment agreement or other service agreement specifically references Awards, a general reference to “benefits” or a similar term in such agreement shall not be deemed to refer to Awards granted hereunder.

18.13   Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

18.14   Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

18.15   No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

18.16   Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

18.17   Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

* * *

Appendix D

Cohu, Inc. Amended and Restated 1997 Employee Stock Purchase Plan

1.	Establishment and Purpose.

1.1 Establishment. The Cohu, Inc. 1997 Employee Stock Purchase Plan (the “Plan”) was originally established effective as of February 28, 1997, and is hereby most recently amended and restated, subject to stockholder approval, effective as of May 15, 2026.

1.2 Purpose. The purpose of the Plan is to provide Eligible Employees of the Participating Company Group with an opportunity to acquire a proprietary interest in the Company through the purchase of Stock. The Company intends that the Plan shall qualify as an “employee stock purchase plan” under Sections 421 and 423 of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.

2.	Definitions and Construction.

2.1 Definitions. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s). In addition, the Company’s Vice President of Human Resources, or any officer or officers of the Company, to the extent appointed by the Board or the Committee, shall have all of the powers of the Board granted herein, except the power to (i) amend Sections 4 (Shares Subject to Plan), 5 (Eligibility), and 9 (Purchase Price) or otherwise amend the Plan in a manner that requires stockholder approval under applicable law or the rules of any securities exchange or market system on which the Stock is then listed or quoted, (ii) terminate the Plan, or (iii) act beyond specific limits set by the Board or the Committee. Any officer appointed by the Board or the Committee to administer the Plan also is referred to herein as the “Board.”

(b) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(c) “Committee” means a committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

(d) “Company” means Cohu, Inc., a Delaware corporation, or any successor corporation

(e) “Compensation” means, with respect to an Offering Period under the Plan, all amounts paid in cash in the form of base salary and base wages, paid during such Offering Period before deduction for any contributions to any plan maintained by a Participating Company and described in Section 401(k) or Section 125 of the Code. Compensation shall not include cash or non-cash payments of any other amounts, whether consisting of overtime, bonuses, commissions, other incentive compensation, reimbursements of expenses, allowances, long-term disability, workers’ compensation or any amount deemed received or any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase or stock option plan.

(f) “Eligible Employee” means an Employee who meets the requirements set forth in Section 5 for eligibility to participate in the Plan.

(g) “Employee” means any person treated as an employee (including an officer or a director who is also treated as an employee) in the records of a Participating Company and for purposes of Section 423 of the Code; provided, however, that neither service as a director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan.

(h) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i) “Fair Market Value” means, as of any date, if there is then a public market for the Stock, the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so reported instead) as reported on the National Association of Securities Dealers Automated Quotation Stock Market (“Nasdaq”) or such other national or regional securities exchange or market system constituting the primary market for the Stock. If the relevant date does not fall on a day on which the Stock is trading on Nasdaq or other national or regional securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion. If there is then no public market for the Stock, the Fair Market Value on any relevant date shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

(j) “Offering” means an offering of Stock as provided in Section 6.

(k) “Offering Date” means, for any Offering Period, the first day of such Offering Period.

(l) “Offering Period” means a period determined in accordance with Section 6.1.

(m) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(n) “Participant” means an Eligible Employee participating in the Plan.

(o) “Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation which the Board determines should be included in the Plan. The Board shall have the sole and absolute discretion to determine from time-to-time what Parent Corporations or Subsidiary Corporations shall be Participating Companies.

(p) “Participating Company Group” means, at any point in time, the Company and all other corporations collectively which are then Participating Companies.

(q) “Purchase Date” means, for any Offering Period, the last day of such Offering Period.

(r) “Purchase Price” means the price at which a share of Stock may be purchased pursuant to the Plan, as determined in accordance with Section 9.

(s) “Purchase Right” means an option pursuant to the Plan to purchase such shares of Stock as provided in Section 8 which may or may not be exercised at the end of an Offering Period. Such option arises from the right of a Participant to withdraw such Participant’s accumulated payroll deductions (if any) and terminate participation in the Plan or any Offering therein at any time during an Offering Period.

(t) “Stock” means the common stock, $1.00 par value, of the Company, as adjusted from time to time in accordance with Section 4.2.

(u) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural, the plural shall include the singular, and use of the term “or” shall include the conjunctive as well as the disjunctive.

3.          Administration. The Plan shall be administered by the Board, including any duly appointed Committee of the Board or officer or officers of the Company. In administering the Plan, the Board may prescribe, amend, and rescind procedural rules and adopt subplans (for some or all Participating Companies, for non-U.S. jurisdictions, and whether or not intended to be an “employee stock purchase plan” under Section 423 of the Code). All questions of interpretation of the Plan or of any Purchase Right shall be determined by the Board and shall be final and binding upon all persons having an interest in the Plan or such Purchase Right. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Purchase Rights granted pursuant to the Plan; provided, however, that all Participants granted Purchase Rights pursuant to the Plan shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

4.	Shares Subject to Plan.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be 4,350,000 and shall consist of authorized but unissued or reacquired shares of the Stock, or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Stock allocable to the unexercised portion of such Purchase Right shall again be available for issuance under the Plan.

4.2 Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, or in the event of any merger (including a merger effected for the purpose of changing the Company’s domicile), sale of assets or other reorganization in which the Company is a party, appropriate adjustments shall be made to the number and class of shares subject to the Plan, to the Per Offering Share Limit set forth in Section 8.1 and to each Purchase Right and to the Purchase Price.

5.	Eligibility.

5.1 Employees Eligible to Participate. Any Employee of a Participating Company is eligible to participate in the Plan except the following:

(a) Employees who are customarily employed by the Participating Company Group for twenty (20) hours or less per week;

(b) Employees who are customarily employed by the Participating Company Group for not more than five (5) months in any calendar year; and

(c) Employees who own or hold options to purchase or who, as a result of participation in the Plan, would own or hold options to purchase, stock of the Company or of any Parent Corporation or Subsidiary Corporation possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation within the meaning of Section 423(b)(3) of the Code.

5.2 Leased Employees Excluded. Notwithstanding anything herein to the contrary, any individual performing services for a Participating Company solely through a leasing agency or employment agency shall not be deemed an “Employee” of such Participating Company.

6.	Offerings.

6.1 Offering Periods. Except as otherwise set forth below, the Plan shall be implemented by sequential Offerings of six (6) months’ duration (an “Offering Period”). Offerings shall commence on the first days of November and May of each year and end on the last days of the first April and October, respectively, occurring thereafter. Notwithstanding the foregoing, the Board may establish a different term for one or more Offerings or different commencing or ending dates for such Offerings; provided, however, that no Offering may exceed a term of twenty-seven (27) months. An Employee who becomes an Eligible Employee after an Offering Period has commenced shall not be eligible to participate in such Offering but may participate in any subsequent Offering provided such Employee is still an Eligible Employee as of the commencement of any such subsequent Offering. In the event the first or last day of an Offering Period is not a business day, the Company shall specify the business day that will be deemed the first or last day, as the case may be, of the Offering Period.

6.2 Governmental Approval; Stockholder Approval. Notwithstanding any other provision of the Plan to the contrary, any Purchase Right granted pursuant to the Plan shall be subject to (a) obtaining all necessary governmental approvals or qualifications of the sale or issuance of the Purchase Rights or the shares of Stock and (b) obtaining stockholder approval of the Plan.

7.	Participation in the Plan.

7.1 Initial Participation. An Eligible Employee shall become a Participant on the first Offering Date after satisfying the eligibility requirements of Section 5 and delivering to the Company’s payroll office or other office designated by the Company not later than the close of business for such office on the last business day before such Offering Date (the “Subscription Date”) a subscription agreement indicating the Employee’s election to participate in the Plan and authorizing payroll deductions. An Eligible Employee who does not deliver a subscription agreement to the Company’s payroll or other designated office on or before the Subscription Date shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless such Employee subsequently enrolls in the Plan by filing a subscription agreement with the Company by the Subscription Date for such subsequent Offering Period. The Company may, from time to time, change the Subscription Date as deemed advisable by the Company in its sole discretion for proper administration of the Plan.

7.2 Continued Participation. A Participant shall automatically participate in each subsequent Offering Period until such time as such Participant (a) ceases to be an Eligible Employee, (b) withdraws from the Plan pursuant to Section 13.2 or (c) terminates employment as provided in Section 14. If a Participant automatically may participate in a subsequent Offering Period pursuant to this Section 7.2, then the Participant is not required to file any additional subscription agreement for such subsequent Offering Period in order to continue participation in the Plan. However, a Participant may file a subscription agreement with respect to a subsequent Offering Period if the Participant desires to change any of the Participant’s elections contained in the Participant’s then effective subscription agreement.

8.          Right to Purchase Shares. Except as set forth below, during an Offering Period each Participant shall have a Purchase Right consisting of the right to purchase up to 3,000 shares (the “Per Offering Share Limit”). Shares of Stock may only be purchased through a Participant’s payroll deductions pursuant to Section 10.

9.          Purchase Price. The Purchase Price at which each share of Stock may be acquired in a given Offering Period pursuant to the exercise of all or any portion of a Purchase Right granted under the Plan shall be set by the Board; provided, however, that the Purchase Price shall not be less than eighty five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period, or (b) the Fair Market Value of a share of Stock on the Purchase Date of the Offering Period. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Purchase Price for that Offering Period shall be eighty five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period, or (b) the Fair Market Value of a share of Stock on the Purchase Date of the Offering Period. Notwithstanding anything in the Plan to the contrary, the Purchase Price per share of Stock shall in no event be less than par value.

10.        Accumulation of Purchase Price through Payroll Deduction. Shares of Stock which are acquired pursuant to the exercise of all or any portion of a Purchase Right for an Offering Period may be paid for only by means of payroll deductions from the Participant’s Compensation accumulated during the Offering Period. Except as set forth below, the amount of Compensation to be deducted from a Participant’s Compensation during each pay period shall be determined by the Participant’s subscription agreement.

10.1 Commencement of Payroll Deductions. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in the Plan.

10.2 Limitations on Payroll Deductions. The amount of payroll deductions with respect to the Plan for any Participant during any pay period shall be in one percent (1%) increments not to exceed ten percent (10%) of the Participant’s Compensation for such pay period. Notwithstanding the foregoing, the Board may change the limits on payroll deductions effective as of a future Offering Date, as determined by the Board. Amounts deducted from Compensation shall be reduced by any amounts contributed by the Participant and applied to the purchase of Company stock pursuant to any other employee stock purchase plan qualifying under Section 423 of the Code.

10.3 Election to Increase, Decrease or Stop Payroll Deductions. During an Offering Period, a Participant may elect to increase or decrease the amount deducted or stop deductions from his or her Compensation by filing an amended subscription agreement with the Company on or before the “Change Notice Date.” The “Change Notice Date” shall initially be the seventh (7th) day prior to the end of the first pay period for which such election is to be effective; however, the Company may change such Change Notice Date from time to time.

10.4 Participant Accounts. Individual Plan accounts shall be maintained for each Participant. All payroll deductions from a Participant’s Compensation shall be credited to such account and shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

10.5 No Interest Paid. Interest shall not be paid on sums deducted from a Participant’s Compensation pursuant to the Plan.

10.6 Company Established Procedures. The Company may, from time to time, establish or change (a) a minimum required payroll deduction amount for participation in an Offering, (b) limitations on the frequency or number of changes in the rate of payroll deduction during an Offering, (c) an exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, (d) payroll deduction in excess of or less than the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of subscription agreements, (e) the date(s) and manner by which the Fair Market Value of a share of Stock is determined for purposes of administration of the Plan, or (f) such other limitations or procedures as deemed advisable by the Company in the Company’s sole discretion which are consistent with the Plan and in accordance with the requirements of Section 423 of the Code.

11.	Purchase of Shares.

11.1 Exercise of Purchase Right. On each Purchase Date, each Participant who has not withdrawn from the Offering or whose participation in the Offering has not terminated on or before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right the number of whole shares of Stock arrived at by dividing the total amount of the Participant’s accumulated payroll deductions for the Purchase Period by the Purchase Price; provided, however, in no event shall the number of shares purchased by the Participant during an Offering Period exceed the number of shares subject to the Participant’s Purchase Right or the pro rata allocation under Section 12.2. No shares of Stock shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated on or before such Purchase Date.

11.2 Return of Cash Balance. Any cash balance remaining in the Participant’s Plan account shall be refunded to the Participant as soon as practicable after the Purchase Date. In the event the cash to be returned to a Participant pursuant to the preceding sentence is an amount less than the amount necessary to purchase a whole share of Stock, the Company may establish procedures whereby such cash is maintained in the Participant’s Plan account and applied toward the purchase of shares of Stock in the subsequent Offering Period.

11.3 Tax Withholding. At the time a Participant’s Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Stock he or she acquires under the Plan, the Participant shall make adequate provision for the foreign, federal, state and local tax withholding obligations of the Participating Company Group, if any, which arise upon exercise of the Purchase Right or upon such disposition of shares, respectively. The Participating Company Group may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary to meet such withholding obligations.

11.4 Expiration of Purchase Right. Any portion of a Participant’s Purchase Right remaining unexercised after the end of the Offering Period to which such Purchase Right relates shall expire immediately upon the end of such Offering Period.

12.	Limitations on Purchase of Shares; Rights as a Stockholder.

12.1 Fair Market Value Limitation. Notwithstanding any other provision of the Plan, no Participant shall be entitled to purchase shares of Stock under the Plan (or any other employee stock purchase plan which is intended to meet the requirements of Section 423 of the Code sponsored by the Company or a Parent Corporation or Subsidiary Corporation at a rate which exceeds $25,000 in Fair Market Value, which Fair Market Value is determined for shares purchased during a given Offering Period as of the Offering Date (or such other limit as may be imposed by the Code), for each calendar year in which the Participant participates in the Plan (or any other employee stock purchase plan described in this sentence).

12.2 Pro Rata Allocation. In the event the number of shares of Stock which might be purchased by all Participants in the Plan exceeds the number of shares of Stock available in the Plan, the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Company shall determine to be equitable. Any fractional share of Stock remaining from a pro rata allocation under this Section shall be disregarded.

12.3 Rights as a Stockholder and Employee. A Participant shall have no rights as a stockholder by virtue of the Participant’s participation in the Plan until the date of the issuance of a stock certificate for the shares of Stock being purchased pursuant to the exercise of the Participant’s Purchase Right. No adjustment shall be made for cash dividends or distributions or other rights for which the record date is prior to the date such stock certificate is issued. Nothing herein shall confer upon a Participant any right to continue in the employ of the Participating Company Group or interfere in any way with any right of the Participating Company Group to terminate the Participant’s employment at any time. Nothing in this Plan affects the Participating Company Group’s right to (a) adjust, reclassify, reorganize, or otherwise change its capital or business structure; (b) merge, consolidate, dissolve, liquidate, sell, or transfer any part of its business or assets; or (c) act as considered necessary or appropriate.

13.	Withdrawal.

13.1 Withdrawal From an Offering. A Participant may withdraw from an Offering by signing and delivering to the Company’s payroll or other designated office a written notice of withdrawal on a form provided by the Company for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period. Unless otherwise indicated, withdrawal from an Offering shall not result in a withdrawal from the Plan or any succeeding Offering therein. A Participant is prohibited from again participating in an Offering at any time following withdrawal from such Offering. The Company may impose, from time to time, a requirement that the notice of withdrawal be on file with the Company’s payroll office or other designated office for a reasonable period prior to the effectiveness of the Participant’s withdrawal from an Offering.

13.2 Withdrawal from the Plan. A Participant may withdraw from the Plan by signing and delivering to the Company’s payroll office or other designated office a written notice of withdrawal on a form provided by the Company for such purpose. Withdrawals made after a Purchase Date shall not affect shares of Stock acquired by the Participant on such Purchase Date. In the event a Participant voluntarily elects to withdraw from the Plan, the Participant may not resume participation in the Plan during the same Offering Period, but may participate in any subsequent Offering under the Plan by again satisfying the requirements of Sections 5 and 7.1. The Company may impose, from time to time, a requirement that the notice of withdrawal be on file with the Company’s payroll office or other designated office for a reasonable period prior to the effectiveness of the Participant’s withdrawal from the Plan.

13.3 Return of Payroll Deductions. Upon a Participant’s withdrawal from an Offering or the Plan pursuant to Sections 13.1 or 13.2, respectively, the Participant’s accumulated payroll deductions which have not been applied toward the purchase of shares of Stock shall be returned as soon as practicable after the withdrawal, without the payment of any interest, to the Participant, and the Participant’s interest in the Offering or the Plan, as applicable, shall terminate. Such accumulated payroll deductions may not be applied to any other Offering under the Plan.

14.        Termination of Employment or Eligibility. Termination of a Participant’s employment with a Participating Company for any reason, including retirement, disability or death or the failure of a Participant to remain an Eligible Employee, shall terminate the Participant’s participation in the Plan immediately. In such event, the payroll deductions credited to the Participant’s Plan account since the last Purchase Date shall, as soon as practicable, be returned to the Participant or, in the case of the Participant’s death, to the Participant’s legal representative, and all of the Participant’s rights under the Plan shall terminate. Interest shall not be paid on sums returned to a Participant pursuant to this Section 14. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by again satisfying the requirements of Sections 5 and 7.1.

15.	Transfer of Control.

15.1 Definitions.

(a) An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

(b) A “Transfer of Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the “Transaction”) wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the “Transferee Corporation(s)”), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

15.2 Effect of Transfer of Control on Purchase Rights. In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may assume the Company’s rights and obligations under the Plan or substitute substantially equivalent Purchase Rights for stock of the Acquiring Corporation. If the Acquiring Corporation elects not to assume or substitute for the outstanding Purchase Rights, the Board shall, notwithstanding any other provision herein to the contrary, adjust the Purchase Date of the then current Offering Period to a date immediately before the date of the Transfer of Control, but shall not adjust the number of shares of Stock subject to any Purchase Right. All Purchase Rights which are neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control. Notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Purchase Rights immediately prior to an Ownership Change Event described in Section 15.1(a)(i) constituting a Transfer of Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Purchase Rights shall not terminate unless the Board otherwise provides in its sole discretion.

16.        Nontransferability of Purchase Rights. A Purchase Right may not be transferred in any manner otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. Any attempt to pledge, assign or transfer such Purchase Rights or accumulated payroll deductions shall be treated as an election to withdraw from the Plan. The Company, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of a Purchase Right as it deems appropriate and any such restriction shall be set forth in the respective subscription agreement and may be referred to on the certificates evidencing such shares.

17.        Reports. Each Participant who exercised all or part of his or her Purchase Right for an Offering Period shall receive, as soon as practicable after the Purchase Date, a report of such Participant’s Plan account setting forth the total payroll deductions accumulated, the number of shares of Stock purchased, the Purchase Price for such shares, the date of purchase and the remaining cash balance to be refunded or retained in the Participant’s Plan account pursuant to Section 11.2, if any. Each Participant shall be provided information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

18.        Restriction on Issuance of Shares. The issuance of shares under the Plan shall be subject to compliance with all applicable requirements of foreign, federal or state law with respect to such securities. A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable foreign, federal or state securities laws or other law or regulations. In addition, no Purchase Right may be exercised unless (a) a registration statement under the Securities Act of 1933, as amended, shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of said Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the

Company.

19.        Legends. The Company may at any time place legends or other identifying symbols referencing any applicable foreign, federal or state securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of Stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include but shall not be limited to the following:

“THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON THE PURCHASE OF SHARES UNDER AN EMPLOYEE STOCK PURCHASE PLAN AS DEFINED IN SECTION 423 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE PLAN IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE).”

20.        Notification of Sale of Shares. The Company may require the Participant to give the Company prompt notice of any disposition of shares acquired by exercise of a Purchase Right within two years from the date of granting such Purchase Right or one year from the date of exercise of such Purchase Right. The Company may require that until such time as a Participant disposes of shares acquired upon exercise of a Purchase Right, the Participant shall hold all such shares in the Participant’s name (and not in the name of any nominee) until the lapse of the time periods with respect to such Purchase Right referred to in the preceding sentence. The Company may direct that the certificates evidencing shares acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

21.        Amendment or Termination of the Plan. The Plan shall terminate on the earliest to occur of (i) the date on which all available shares are issued; or (ii) the date on which the outstanding Purchase Rights are exercised in connection with a Transfer of Control. The Board may at any time amend or terminate the Plan, except that (a) such termination shall not affect Purchase Rights previously granted under the Plan, except as permitted under the Plan, and (b) no amendment may adversely affect a Purchase Right previously granted under the Plan (except to the extent permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to obtain qualification or registration of the shares of Stock under applicable foreign, federal or state securities laws). In addition, an amendment to the Plan must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would (a) authorize the sale of more shares than are authorized for issuance under the Plan; or (b) change the definition of the corporations that may be designated by the Board as Participating Companies; or (c) materially modify the eligibility requirements of the Plan except as required by changes in the Code; or (d) permit payroll deductions with respect to the Plan in excess of 10% of the Participant’s compensation; or (e) materially increase the benefits which may accrue under the Plan.

22.	Miscellaneous.

22.1 Beneficiary Designation. A Participant may designate one or more beneficiaries who may exercise the Participant’s rights under the Plan upon the Participant’s death. Any beneficiary designation shall be in the written form the Company requires, revoke all prior designations by the same Participant, and be effective when filed with the Company during the Participant’s lifetime. A married Participant who designates a beneficiary other than a spouse may be required by applicable laws to provide the spouse’s consent. If a Participant dies without a properly designated living beneficiary, the Company shall pay any remaining unpaid benefits under the Plan in accordance with the applicable laws of descent and distribution.

22.2 Severability. To the extent any term of the Plan is held wholly or partially invalid, illegal, or unenforceable, that term shall be considered modified to the extent necessary to render the remaining portion of the term and any other term valid, legal, and enforceable.

22.3 Choice of Law. The Plan is governed by the laws of the State of California, without regard to its conflict-of-law rules, except to the extent U.S. federal law applies.

* * *

COHU, INC.
ATTN: VICKIE SERVIS
17087 VIA DEL CAMPO
SAN DIEGO, CA 92127-1711

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/COHU2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V88810-P46625 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

COHU, INC.

The Board of Directors recommends you vote FOR the following:

Nominees:	For	Against	Abstain
1a. William E. Bendush	☐	☐	☐
1b. Karen M. Rapp	☐	☐	☐
1c. Nina L. Richardson	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5, and 6.

To cumulate votes as to a particular nominee as explained in the Proxy Statement, check the box to the right then indicate the name(s) and the number of votes to be given to such nominee(s) on the reverse side of this card. **Please do not check the box unless you want to exercise cumulative voting.** ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

V88811-P46625

COHU, INC.
Annual Meeting of Stockholders
May 15, 2026 1:00 PM PT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Luis Müller and Jeffrey Jones, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of COHU, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 PM PT on May 15, 2026, virtually at www.virtualshareholdermeeting.com/COHU2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Cumulative Voting Instructions: ____

____

(If you noted cumulative voting instructions above, please check the corresponding box on the reverse side.)

Continued and to be signed on reverse side

Your **Vote** Counts!

COHU, INC.

2026 Annual Meeting
Vote by May 14, 2026
11:59 PM ET

COHU, INC.
ATTN: VICKIE SERVIS
17087 VIA DEL CAMPO
SAN DIEGO, CA 92127-1711

V88836-P46625

You invested in COHU, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 15, 2026.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 1, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 15, 2026
1:00 PM PT

Virtually at:
www.virtualshareholdermeeting.com/COHU2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V88837-P46625